                                                                    Exhibit 99.1

================================================================================

                                Popular ABS, Inc.

                                    Depositor

                    Equity One, Inc., a Delaware corporation

                            A Seller and the Servicer

                         Popular Financial Funding, LLC
                            Equity One, Incorporated
                    Equity One, Inc., a Minnesota corporation
                     Equity One Consumer Loan Company, Inc.
                                       and
                         Popular Financial Services, LLC
                                     Sellers

                                       and

                            JPMorgan Chase Bank, N.A.

                                     Trustee

                         -------------------------------

                         POOLING AND SERVICING AGREEMENT
                          Dated as of December 31, 2004

                         -------------------------------


                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1

================================================================================

                                TABLE OF CONTENTS

                                                                                                             Page
PRELIMINARY STATEMENT...........................................................................................1

ARTICLE I  DEFINITIONS..........................................................................................9
  60+ DAY DELINQUENT LOAN.......................................................................................9
  ADDITION NOTICE...............................................................................................9
  ADJUSTABLE CLASS AF CAP.......................................................................................9
  ADJUSTED MORTGAGE RATE........................................................................................9
  ADJUSTED NET MORTGAGE RATE....................................................................................9
  ADVANCE.......................................................................................................9
  AGGREGATE CLASS B EARLY DISTRIBUTION AMOUNT...................................................................9
  AGGREGATE TRUST FUND PRINCIPAL BALANCE........................................................................9
  AGREEMENT.....................................................................................................9
  ALLOCATION PERCENTAGE........................................................................................10
  AMOUNT HELD FOR FUTURE DISTRIBUTION..........................................................................10
  APPLIED REALIZED LOSS AMOUNT.................................................................................10
  AVAILABLE FUNDS..............................................................................................10
  BALLOON LOANS................................................................................................10
  BANKRUPTCY CODE..............................................................................................10
  BASIC PRINCIPAL DISTRIBUTION AMOUNT..........................................................................10
  BENEFICIAL OWNER.............................................................................................10
  BOOK-ENTRY CERTIFICATES......................................................................................11
  BUSINESS DAY.................................................................................................11
  CERTIFICATES.................................................................................................11
  CERTIFICATE ACCOUNT..........................................................................................11
  CERTIFICATE BALANCE..........................................................................................11
  CERTIFICATEHOLDER OR HOLDER..................................................................................11
  CERTIFICATE REGISTER.........................................................................................11
  CERTIFICATE REGISTRAR........................................................................................11
  CLASS........................................................................................................11
  CLASS AF CERTIFICATES........................................................................................12
  CLASS AF-1 CERTIFICATE.......................................................................................12
  CLASS AF-2 CERTIFICATE.......................................................................................12
  CLASS AF-3 CERTIFICATE.......................................................................................12
  CLASS AF-4 CERTIFICATE.......................................................................................12
  CLASS AF-5 CERTIFICATE.......................................................................................12
  CLASS AF-6 CERTIFICATE.......................................................................................12
  CLASS AF-6 LOCKOUT DISTRIBUTION AMOUNT.......................................................................12
  CLASS AF-6 LOCKOUT PERCENTAGE................................................................................12
  CLASS AF-6 PRO RATA DISTRIBUTION AMOUNT......................................................................12
  CLASS AF PRINCIPAL DISTRIBUTION AMOUNT.......................................................................13
  CLASS AV-1 PRINCIPAL DISTRIBUTION AMOUNT.....................................................................13
  CLASS AV-1A CERTIFICATE......................................................................................13
  CLASS AV-1B CERTIFICATE......................................................................................13
  CLASS AV-1B REALIZED LOSS AMORTIZATION AMOUNT................................................................13
  CLASS AV-1B APPLIED REALIZED LOSS AMOUNT.....................................................................13
  CLASS AV-2 CERTIFICATE.......................................................................................13
  CLASS AV-2 PRINCIPAL DISTRIBUTION AMOUNT.....................................................................13
  CLASS B-1 APPLIED REALIZED LOSS AMOUNT.......................................................................14

  CLASS B-1 CERTIFICATE........................................................................................14
  CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT......................................................................14
  CLASS B-1 REALIZED LOSS AMORTIZATION AMOUNT..................................................................14
  CLASS B-2 APPLIED REALIZED LOSS AMOUNT.......................................................................14
  CLASS B-2 CERTIFICATE........................................................................................14
  CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT......................................................................15
  CLASS B-2 REALIZED LOSS AMORTIZATION AMOUNT..................................................................15
  CLASS B-3 APPLIED REALIZED LOSS AMOUNT.......................................................................15
  CLASS B-3 CERTIFICATE........................................................................................15
  CLASS B-3 PRINCIPAL DISTRIBUTION AMOUNT......................................................................15
  CLASS B-3 REALIZED LOSS AMORTIZATION AMOUNT..................................................................16
  CLASS B-4 APPLIED REALIZED LOSS AMOUNT.......................................................................16
  CLASS B-4 CERTIFICATE........................................................................................16
  CLASS B-4 PRINCIPAL DISTRIBUTION AMOUNT......................................................................16
  CLASS B-4 REALIZED LOSS AMORTIZATION AMOUNT..................................................................16
  CLASS CERTIFICATE BALANCE....................................................................................17
  CLASS INTEREST SHORTFALL.....................................................................................17
  CLASS M-1 APPLIED REALIZED LOSS AMOUNT.......................................................................17
  CLASS M-1 CERTIFICATE........................................................................................17
  CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT......................................................................17
  CLASS M-1 REALIZED LOSS AMORTIZATION AMOUNT..................................................................17
  CLASS M-2 APPLIED REALIZED LOSS AMOUNT.......................................................................17
  CLASS M-2 CERTIFICATE........................................................................................18
  CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT......................................................................18
  CLASS M-2 REALIZED LOSS AMORTIZATION AMOUNT..................................................................18
  CLASS M-3 APPLIED REALIZED LOSS AMOUNT.......................................................................18
  CLASS M-3 CERTIFICATE........................................................................................18
  CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT......................................................................18
  CLASS M-3 REALIZED LOSS AMORTIZATION AMOUNT..................................................................19
  CLASS M-4 APPLIED REALIZED LOSS AMOUNT.......................................................................19
  CLASS M-4 CERTIFICATE........................................................................................19
  CLASS M-4 PRINCIPAL DISTRIBUTION AMOUNT......................................................................19
  CLASS M-4 REALIZED LOSS AMORTIZATION AMOUNT..................................................................19
  CLASS R CERTIFICATES.........................................................................................19
  CLASS UNPAID INTEREST AMOUNTS................................................................................19
  CLASS X CERTIFICATE..........................................................................................20
  CLOSING DATE.................................................................................................20
  CLOSING PLACE................................................................................................20
  CODE.........................................................................................................20
  COLLATERAL...................................................................................................20
  COLLATERAL VALUE.............................................................................................20
  COMBINED LOAN-TO-VALUE RATIO.................................................................................20
  CORPORATE TRUST OFFICE.......................................................................................20
  CORRESPONDING CLASS..........................................................................................20
  COUNTERPARTY.................................................................................................20
  CUSTODIAL AGREEMENT..........................................................................................21
  CUSTODIAN....................................................................................................21
  CUT-OFF DATE.................................................................................................21
  CUT-OFF DATE PRINCIPAL BALANCE...............................................................................21
  DEFECTIVE LOAN...............................................................................................21
  DEFICIENT VALUATION..........................................................................................21

  DEFINITIVE CERTIFICATES......................................................................................21
  DELETED LOAN.................................................................................................21
  DENOMINATION.................................................................................................21
  DEPOSITOR....................................................................................................21
  DEPOSITORY...................................................................................................21
  DEPOSITORY PARTICIPANT.......................................................................................21
  DETERMINATION DATE...........................................................................................21
  DISTRIBUTION ACCOUNT.........................................................................................22
  DISTRIBUTION ACCOUNT DEPOSIT DATE............................................................................22
  DISTRIBUTION DATE............................................................................................22
  DUE DATE.....................................................................................................22
  DUE PERIOD...................................................................................................22
  ELIGIBLE ACCOUNT.............................................................................................22
  EQUITY ONE-DELAWARE..........................................................................................22
  EQUITY ONE-MINNESOTA.........................................................................................22
  EQUITY ONE-NEW HAMPSHIRE.....................................................................................22
  EQUITY ONE-PENNSYLVANIA......................................................................................23
  ERISA........................................................................................................23
  ERISA QUALIFYING UNDERWRITING................................................................................23
  ERISA-RESTRICTED CERTIFICATE.................................................................................23
  ESCROW ACCOUNT...............................................................................................23
  EVENT OF DEFAULT.............................................................................................23
  EXCESS PROCEEDS..............................................................................................23
  EXPENSE RATE.................................................................................................23
  EXTRA PRINCIPAL DISTRIBUTION AMOUNT..........................................................................23
  FDIC.........................................................................................................23
  FHLMC........................................................................................................23
  FIRREA.......................................................................................................23
  FITCH........................................................................................................24
  FIXED CLASS AF CAP...........................................................................................24
  FNMA.........................................................................................................24
  FUNDING PERIOD...............................................................................................24
  GROUP........................................................................................................24
  GROUP I INTEREST REMITTANCE AMOUNT...........................................................................24
  GROUP I LOANS................................................................................................24
  GROUP II-A INTEREST REMITTANCE AMOUNT........................................................................24
  GROUP II-A TRIGGER EVENT.....................................................................................24
  GROUP II-B INTEREST REMITTANCE AMOUNT........................................................................24
  GROUP II LOANS...............................................................................................25
  GROUP II-A LOANS.............................................................................................25
  GROUP II-B LOANS.............................................................................................25
  GROUP PRINCIPAL BALANCE......................................................................................25
  INDIRECT PARTICIPANT.........................................................................................25
  INITIAL AGGREGATE TRUST FUND PRINCIPAL BALANCE...............................................................25
  INITIAL CERTIFICATE ACCOUNT DEPOSIT..........................................................................25
  INITIAL CUT-OFF DATE.........................................................................................25
  INITIAL CUT-OFF DATE GROUP I PRINCIPAL BALANCE...............................................................25
  INITIAL CUT-OFF DATE GROUP II PRINCIPAL BALANCE..............................................................25
  INITIAL CUT-OFF DATE GROUP II-A PRINCIPAL BALANCE............................................................25
  INITIAL CUT-OFF DATE GROUP II-B PRINCIPAL BALANCE............................................................25
  INITIAL CUT-OFF DATE POOL PRINCIPAL BALANCE..................................................................25

  INITIAL GROUP I LOANS........................................................................................25
  INITIAL GROUP II-A LOANS.....................................................................................26
  INITIAL GROUP II-B LOANS.....................................................................................26
  INITIAL GROUP II LOANS.......................................................................................26
  INITIAL LOANS................................................................................................26
  INSURANCE POLICY.............................................................................................26
  INSURANCE PROCEEDS...........................................................................................26
  INSURED EXPENSES.............................................................................................26
  INTEREST ACCRUAL PERIOD......................................................................................26
  INTEREST DISTRIBUTION AMOUNT.................................................................................26
  INVESTMENT LETTER............................................................................................26
  LATEST POSSIBLE MATURITY DATE................................................................................26
  LAST SCHEDULED DISTRIBUTION DATE.............................................................................26
  LIBOR........................................................................................................27
  LIBOR DETERMINATION DATE.....................................................................................27
  LIQUIDATED LOAN..............................................................................................27
  LIQUIDATION PROCEEDS.........................................................................................27
  LOANS........................................................................................................27
  LOAN SCHEDULE................................................................................................27
  MAJORITY IN INTEREST.........................................................................................28
  MERS (R).....................................................................................................28
  MERS (R) SYSTEM..............................................................................................28
  MIN..........................................................................................................28
  MOM LOAN.....................................................................................................28
  MONTHLY EXCESS CASHFLOW AMOUNT...............................................................................28
  MONTHLY EXCESS INTEREST AMOUNT...............................................................................28
  MONTHLY STATEMENT............................................................................................28
  MOODY'S......................................................................................................29
  MORTGAGE.....................................................................................................29
  MORTGAGED PROPERTY...........................................................................................29
  MORTGAGE FILE................................................................................................29
  MORTGAGE NOTE................................................................................................29
  MORTGAGE RATE................................................................................................29
  MORTGAGOR....................................................................................................29
  MULTI-FAMILY LOANS...........................................................................................29
  NET PREPAYMENT INTEREST SHORTFALLS...........................................................................29
  NET PRINCIPAL SHORTFALL AMOUNT...............................................................................29
  NET REALIZED LOSSES:.........................................................................................29
  NET RECOVERY REALIZED LOSSES.................................................................................30
  NET WAC CAP..................................................................................................30
  NET WAC CAP ACCOUNT..........................................................................................30
  NET WAC CAP CARRYOVER........................................................................................30
  NET WAC CAP DEPOSIT AMOUNT...................................................................................30
  NET WAC RATE.................................................................................................31
  NONRECOVERABLE ADVANCE.......................................................................................31
  NOTICE OF FINAL DISTRIBUTION.................................................................................31
  OFFERED CERTIFICATES.........................................................................................31
  OFFICER'S CERTIFICATE........................................................................................31
  OPINION OF COUNSEL...........................................................................................31
  OPTIONAL TERMINATION DATE....................................................................................31
  OPTIONAL TERMINATION.........................................................................................31

  ORIGINAL LOAN................................................................................................31
  ORIGINAL PRE-FUNDED AMOUNT...................................................................................31
  OTS..........................................................................................................32
  OUTSTANDING..................................................................................................32
  OUTSTANDING LOAN.............................................................................................32
  OVERCOLLATERALIZATION AMOUNT.................................................................................32
  OVERCOLLATERALIZATION DEFICIENCY.............................................................................32
  OVERCOLLATERALIZATION RELEASE AMOUNT.........................................................................32
  OWNERSHIP INTEREST...........................................................................................32
  PASS-THROUGH RATE............................................................................................32
  PAYING AGENT.................................................................................................32
  PERCENTAGE INTEREST..........................................................................................33
  PERMITTED INVESTMENTS........................................................................................33
  PERMITTED TRANSFEREE.........................................................................................34
  PERSON.......................................................................................................34
  PLAN.........................................................................................................34
  POOL PRINCIPAL BALANCE.......................................................................................34
  POPULAR FINANCIAL............................................................................................34
  POPULAR FUNDING..............................................................................................34
  POST-STEPDOWN CROSS-COLLATERALIZATION PRINCIPAL DISTRIBUTION AMOUNT..........................................34
  POST-STEPDOWN REMAINING PRINCIPAL DISTRIBUTION AMOUNT........................................................35
  PRE-FUNDED AMOUNT............................................................................................35
  PRE-FUNDING ACCOUNT..........................................................................................35
  PRE-FUNDING EARNINGS.........................................................................................35
  PRE-STEPDOWN CROSS-COLLATERALIZATION PRINCIPAL DISTRIBUTION AMOUNT...........................................35
  PRE-STEPDOWN REMAINING PRINCIPAL DISTRIBUTION AMOUNT.........................................................35
  PREPAYMENT INTEREST EXCESS...................................................................................35
  PREPAYMENT INTEREST SHORTFALL................................................................................35
  PREPAYMENT PERIOD............................................................................................35
  PRIMARY MORTGAGE INSURANCE POLICY............................................................................36
  PRINCIPAL DISTRIBUTION AMOUNT................................................................................36
  PRINCIPAL PREPAYMENT.........................................................................................36
  PRINCIPAL PREPAYMENT IN FULL.................................................................................36
  PRINCIPAL REMITTANCE AMOUNT..................................................................................36
  PROSPECTUS SUPPLEMENT........................................................................................36
  PUBLICLY OFFERED CERTIFICATES................................................................................36
  PURCHASE PRICE...............................................................................................36
  PTCE 95-60...................................................................................................37
  RATING AGENCY................................................................................................37
  REALIZED LOSS AMOUNT.........................................................................................37
  REALIZED LOSSES..............................................................................................37
  REALIZED LOSS AMORTIZATION AMOUNT............................................................................37
  RECORD DATE..................................................................................................37
  REFERENCE BANKS..............................................................................................38
  REFINANCE LOAN...............................................................................................38
  RELIEF ACT...................................................................................................38
  RELIEF ACT REDUCTIONS........................................................................................38
  REMAINING INTEREST REMITTANCE AMOUNT.........................................................................38
  REMAINING PRINCIPAL DISTRIBUTION AMOUNT......................................................................38
  REMIC........................................................................................................38
  REMIC 1......................................................................................................38

  REMIC 2......................................................................................................38
  REMIC 3......................................................................................................38
  REMIC 1 ACCRUAL CLASS........................................................................................38
  REMIC CHANGE OF LAW..........................................................................................39
  REMIC PROVISIONS.............................................................................................39
  REO PROPERTY.................................................................................................39
  REQUEST FOR RELEASE..........................................................................................39
  REQUIRED INSURANCE POLICY....................................................................................39
  RESERVE FUND.................................................................................................39
  RESPONSIBLE OFFICER..........................................................................................39
  RULE 144A LETTER.............................................................................................39
  SCHEDULED PAYMENT............................................................................................39
  SECOND LIEN LOAN.............................................................................................39
  SECURITIES ACT...............................................................................................39
  SELLERS......................................................................................................39
  SENIOR CERTIFICATES..........................................................................................40
  SENIOR ENHANCEMENT PERCENTAGE................................................................................40
  SENIOR PRINCIPAL DISTRIBUTION AMOUNT.........................................................................40
  SENIOR SPECIFIED ENHANCEMENT PERCENTAGE......................................................................40
  SERVICER.....................................................................................................40
  SERVICER ADVANCE DATE........................................................................................40
  SERVICING ADVANCES...........................................................................................40
  SERVICING AMOUNT.............................................................................................40
  SERVICING FEE................................................................................................40
  SERVICING FEE RATE...........................................................................................41
  SERVICING OFFICER............................................................................................41
  S&P..........................................................................................................41
  STARTUP DAY..................................................................................................41
  STATED PRINCIPAL BALANCE.....................................................................................41
  STEPDOWN DATE................................................................................................41
  SUBORDINATE CERTIFICATES.....................................................................................41
  SUBSEQUENT GROUP I LOANS.....................................................................................41
  SUBSEQUENT GROUP II-A LOANS..................................................................................41
  SUBSEQUENT GROUP II-B LOANS..................................................................................41
  SUBSEQUENT GROUP II LOANS....................................................................................42
  SUBSEQUENT LOANS.............................................................................................42
  SUBSEQUENT TRANSFER AGREEMENT................................................................................42
  SUBSEQUENT TRANSFER DATE.....................................................................................42
  SUBSERVICER..................................................................................................42
  SUBSTITUTE LOAN..............................................................................................42
  SUBSTITUTION ADJUSTMENT AMOUNT...............................................................................42
  TARGETED OVERCOLLATERALIZATION AMOUNT........................................................................42
  TAX MATTERS PERSON...........................................................................................43
  TAX MATTERS PERSON CERTIFICATE...............................................................................43
  TERMINATION PRICE............................................................................................43
  TRANSFER.....................................................................................................43
  TRANSFER AFFIDAVIT...........................................................................................43
  TRANSFEROR CERTIFICATE.......................................................................................43
  TRIGGER EVENT................................................................................................43
  TRUSTEE......................................................................................................44
  TRUSTEE FEE..................................................................................................44

  TRUSTEE FEE RATE.............................................................................................44
  TRUST FUND...................................................................................................44
  TRUSTEE PERMITTED WITHDRAWAL AMOUNT..........................................................................44
  UNPAID REALIZED LOSS AMOUNT..................................................................................44
  UNDERWRITER EXEMPTION........................................................................................44
  UNDERWRITERS.................................................................................................45
  UNUTILIZED FUNDING AMOUNT....................................................................................45
  VOTING RIGHTS................................................................................................45
  YIELD MAINTENANCE AGREEMENT..................................................................................45
  YIELD MAINTENANCE STATED TERMINATION.........................................................................45

ARTICLE II CONVEYANCE OF LOANS; REPRESENTATIONS AND WARRANTIES.................................................45

  SECTION 2.01.  CONVEYANCE OF LOANS...........................................................................45
  SECTION 2.02.  ACCEPTANCE BY TRUSTEE OF THE LOANS............................................................48
  SECTION 2.03.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLERS AND THE SERVICER.....................50
  SECTION 2.03A. ADDITIONAL OBLIGATIONS OF EQUITY ONE-DELAWARE.................................................52
  SECTION 2.04.  REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR AS TO THE LOANS...............................52
  SECTION 2.05.  DELIVERY OF OPINION OF COUNSEL IN CONNECTION WITH SUBSTITUTIONS...............................53
  SECTION 2.06.  EXECUTION AND DELIVERY OF CERTIFICATES........................................................53
  SECTION 2.07.  REMIC MATTERS.................................................................................53
  SECTION 2.08.  COVENANTS OF THE SERVICER.....................................................................54
  SECTION 2.09.  SUBSEQUENT TRANSFERS..........................................................................54
  SECTION 2.10.  MANDATORY PREPAYMENT..........................................................................58

ARTICLE III ADMINISTRATION AND SERVICING OF LOANS..............................................................58

  SECTION 3.01.  SERVICER TO SERVICE LOANS.....................................................................58
  SECTION 3.02.  SUBSERVICING; ENFORCEMENT OF THE OBLIGATIONS OF SERVICERS.....................................59
  SECTION 3.03.  RIGHTS OF THE DEPOSITOR AND THE TRUSTEE IN RESPECT OF THE SERVICER............................60
  SECTION 3.04.  TRUSTEE TO ACT AS SERVICER....................................................................60
  SECTION 3.05.  COLLECTION OF LOAN PAYMENTS; CERTIFICATE ACCOUNT; DISTRIBUTION ACCOUNT........................60
  SECTION 3.06.  PAYMENT OF TAXES, ASSESSMENTS, HAZARD INSURANCE PREMIUMS AND SIMILAR ITEMS; ESCROW ACCOUNTS...62
  SECTION 3.07.  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE LOANS...........................63
  SECTION 3.08.  PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND DISTRIBUTION ACCOUNT...................63
  SECTION 3.09.  MAINTENANCE OF HAZARD INSURANCE; MAINTENANCE OF PRIMARY INSURANCE POLICIES....................65
  SECTION 3.10.  ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS.....................................66
  SECTION 3.11.  REALIZATION UPON DEFAULTED LOANS; REPURCHASE AND SALE OF CERTAIN LOANS........................66
  SECTION 3.12.  DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF SERVICER TO BE HELD FOR THE TRUSTEE.............68
  SECTION 3.13.  SERVICING COMPENSATION........................................................................69
  SECTION 3.14.  ACCESS TO CERTAIN DOCUMENTATION...............................................................69
  SECTION 3.15.  ANNUAL STATEMENT AS TO COMPLIANCE.............................................................69
  SECTION 3.16.  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING STATEMENT; FINANCIAL STATEMENTS..............69
  SECTION 3.17.  ERRORS AND OMISSIONS INSURANCE; FIDELITY BONDS................................................70

  SECTION 3.18.  RESERVED......................................................................................70
  SECTION 3.19.  DELINQUENT LOANS..............................................................................70

ARTICLE IIIA  RESERVE FUND; NET WAC CAP ACCOUNT AND PRE-FUNDING ACCOUNT........................................70

  SECTION 3A.01  RESERVED......................................................................................70
  SECTION 3A.02  RESERVE FUND AND YIELD MAINTENANCE AGREEMENT..................................................70
  SECTION 3A.03. NET WAC CAP ACCOUNT...........................................................................72
  SECTION 3A.04. PRE-FUNDING ACCOUNT...........................................................................72

ARTICLE IV DISTRIBUTIONS AND ADVANCES BY THE SERVICER..........................................................73

  SECTION 4.01.  ADVANCES......................................................................................73
  SECTION 4.02.  PRIORITIES OF DISTRIBUTION AND ALLOCATION.....................................................74
  SECTION 4.02A. RECOVERIES....................................................................................83
  SECTION 4.03.  MONTHLY STATEMENTS TO CERTIFICATEHOLDERS......................................................83
  SECTION 4.04.  REPORTING.....................................................................................86
  SECTION 5.01.  THE CERTIFICATES..............................................................................86
  SECTION 5.02.  CERTIFICATE REGISTER; REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES...................87
  SECTION 5.03.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.............................................91
  SECTION 5.04.  PERSONS DEEMED OWNERS.........................................................................91
  SECTION 5.05.  ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.....................................91
  SECTION 5.06.  MAINTENANCE OF OFFICE OR AGENCY...............................................................92

ARTICLE VI THE DEPOSITOR AND THE SERVICER......................................................................92

  SECTION 6.01.  RESPECTIVE LIABILITIES OF THE DEPOSITOR AND THE SERVICER......................................92
  SECTION 6.02.  MERGER OR CONSOLIDATION OF THE DEPOSITOR OR THE SERVICER......................................92
  SECTION 6.03.  LIMITATION ON LIABILITY OF THE DEPOSITOR, THE SELLERS, THE SERVICER AND OTHERS................92
  SECTION 6.04.  LIMITATION ON RESIGNATION OF SERVICER.........................................................93
  SECTION 6.05.  INDEMNIFICATION...............................................................................93

ARTICLE VII DEFAULT............................................................................................93

  SECTION 7.01.  EVENTS OF DEFAULT.............................................................................93
  SECTION 7.02.  TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR......................................................95
  SECTION 7.03.  NOTIFICATION TO CERTIFICATEHOLDERS............................................................96
  SECTION 7.04.  SURVIVABILITY OF SERVICER LIABILITIES.........................................................96

ARTICLE VIII  CONCERNING THE TRUSTEE...........................................................................96

  SECTION 8.01.  DUTIES OF TRUSTEE.............................................................................96
  SECTION 8.02   CERTAIN MATTERS AFFECTING THE TRUSTEE.........................................................98
  SECTION 8.03.  TRUSTEE NOT LIABLE FOR CERTIFICATES OR LOANS..................................................99
  SECTION 8.04.  TRUSTEE MAY OWN CERTIFICATES..................................................................99
  SECTION 8.05.  TRUSTEE'S FEES AND EXPENSES..................................................................100
  SECTION 8.06.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE.........................................................100
  SECTION 8.07.  RESIGNATION AND REMOVAL OF TRUSTEE...........................................................100
  SECTION 8.08.  SUCCESSOR TRUSTEE............................................................................101
  SECTION 8.09.  MERGER OR CONSOLIDATION OF TRUSTEE...........................................................102
  SECTION 8.10.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE................................................102
  SECTION 8.11.  TAX MATTERS..................................................................................103
  SECTION 8.12.  PERIODIC FILINGS.............................................................................105
  SECTION 8.13.  APPOINTMENT OF CUSTODIANS....................................................................105

  SECTION 8.14.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES................................105
  SECTION 8.15.  SUITS FOR ENFORCEMENT........................................................................105

ARTICLE IX TERMINATION........................................................................................106

  SECTION 9.01.  TERMINATION UPON LIQUIDATION OR PURCHASE OF ALL LOANS........................................106
  SECTION 9.02.  FINAL DISTRIBUTION ON THE CERTIFICATES.......................................................106
  SECTION 9.03.  ADDITIONAL TERMINATION REQUIREMENTS..........................................................107

ARTICLE X MISCELLANEOUS PROVISIONS............................................................................108

  SECTION 10.01. AMENDMENT....................................................................................108
  SECTION 10.02. RECORDATION OF AGREEMENT; COUNTERPARTS.......................................................109
  SECTION 10.03. GOVERNING LAW................................................................................109
  SECTION 10.04. INTENTION OF PARTIES.........................................................................109
  SECTION 10.05. NOTICES......................................................................................111
  SECTION 10.06. SEVERABILITY OF PROVISIONS...................................................................112
  SECTION 10.07. ASSIGNMENT...................................................................................112
  SECTION 10.08. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS...................................................112
  SECTION 10.09. INSPECTION AND AUDIT RIGHTS..................................................................113
  SECTION 10.10. CERTIFICATES NONASSESSABLE AND FULLY PAID....................................................113
  SECTION 10.11. THE CLOSING..................................................................................113
  SECTION 10.12. INTERPRETATION...............................................................................113
  SECTION 10.13. RESERVED.....................................................................................114
  SECTION 10.14. NO PARTNERSHIP...............................................................................114
  SECTION 10.15. PROTECTION OF ASSETS.........................................................................114
  SECTION 10.16. EXECUTION OF YIELD MAINTENANCE AGREEMENT.....................................................114

   SCHEDULE I...............................................................................................S-I-1

   SCHEDULE IIA...........................................................................................S-IIA-1

   SCHEDULE IIB...........................................................................................S-IIB-1

   SCHEDULE IIC...........................................................................................S-IIC-1

   SCHEDULE IID...........................................................................................S-IID-1

   SCHEDULE IIE...........................................................................................S-IIE-1

   SCHEDULE IIF...........................................................................................S-IIF-1

   SCHEDULE IIX...........................................................................................S-IIX-1

   SCHEDULE IIIA.........................................................................................S-IIIA-1

   SCHEDULE IIIB.........................................................................................S-IIIB-1

   SCHEDULE IIIC.........................................................................................S-IIIC-1

   SCHEDULE IIID.........................................................................................S-IIID-1

   SCHEDULE IIIE.........................................................................................S-IIIE-1

   SCHEDULE IIIF.........................................................................................S-IIIF-1

   SCHEDULE IV...............................................................................................IV-1

   SCHEDULE V.................................................................................................V-1

   SCHEDULE VI...............................................................................................VI-1

   SCHEDULE VII.............................................................................................VII-1

   EXHIBIT A-1..............................................................................................A-1-1

   EXHIBIT A-2..............................................................................................A-2-1

   EXHIBIT A-3 .............................................................................................A-3-1

   EXHIBIT A-4 .............................................................................................A-4-1

   EXHIBIT B-1..............................................................................................B-1-1

   EXHIBIT B-2 .............................................................................................B-2-1

   EXHIBIT C..................................................................................................C-1

   EXHIBIT D..................................................................................................D-1

   EXHIBIT E..................................................................................................E-1

   EXHIBIT F..................................................................................................F-1

   EXHIBIT G..................................................................................................G-1

   EXHIBIT H..................................................................................................H-1

   EXHIBIT I..................................................................................................I-1

   EXHIBIT J..................................................................................................J-1

   EXHIBIT K..................................................................................................K-1

   EXHIBIT L..................................................................................................L-1

   EXHIBIT M..................................................................................................M-1

   EXHIBIT N..................................................................................................N-1

THIS POOLING AND SERVICING AGREEMENT, dated as of December 31, 2004, by and among Popular ABS, Inc., a Delaware corporation, as depositor (the "DEPOSITOR"), Equity One, Inc., a Delaware corporation, as a seller (in such capacity, "EQUITY ONE-DELAWARE") and as servicer (in such capacity, the "SERVICER"), Popular Financial Funding, LLC, a Delaware limited liability company ("POPULAR FUNDING"), Equity One, Incorporated, a Pennsylvania corporation ("EQUITY ONE-PENNSYLVANIA"), Popular Financial Services, LLC, a Delaware limited liability company ("POPULAR FINANCIAL"), Equity One, Inc., a Minnesota corporation ("EQUITY ONE-MINNESOTA"), Equity One Consumer Loan Company, Inc., a New Hampshire corporation ("EQUITY ONE-NEW HAMPSHIRE" and, together with Equity One-Delaware, Popular Funding, Equity One-Pennsylvania, Popular Financial and Equity One-Minnesota, the "Sellers"), and JPMorgan Chase Bank, National Association, a banking association organized under the laws of the United States, as trustee (the "TRUSTEE").

                                 WITNESSETH THAT

        In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                              PRELIMINARY STATEMENT

        The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund (exclusive of the Pre-Funding Account, the Net WAC Cap Account, the Reserve Fund and the Yield Maintenance Agreement) for federal income tax purposes will consist of three REMICs ("REMIC 1," "REMIC 2," and "REMIC 3"). The Certificates will represent the entire beneficial ownership interest in the Trust Fund. The assets of the Trust Fund (exclusive of the Pre-Funding Account, the Net WAC Cap Account, the Reserve Fund and the Yield Maintenance Agreement) will constitute the assets of REMIC 1 and REMIC 1 will issue seven uncertificated regular interest that will be held as the sole assets of REMIC 2. REMIC 2 will issue twenty-two uncertificated regular interests that will be held as the sole assets of REMIC
3. The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1A, Class AV-1B and Class AV-2 Certificates (with respect to the Class AF-1, Class AV-1A, Class AV-1B and Class AV-2 Certificates, exclusive of any associated rights to receive payments in the form of Net WAC Cap Carryover), the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (with respect to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, exclusive of any associated rights to receive payments in the form of Net WAC Cap Carryover) and the Class X Certificates will represent the "regular interests" in REMIC 3. The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are subordinate to and provide credit enhancement for the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1A, Class AV-1B and Class AV-2 Certificates. The Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are subordinate to and provide credit enhancement for the Class M-1 Certificates. The Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are subordinate to and provide credit enhancement for the Class M-2 Certificates. The Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are subordinate to and provide credit enhancement for the Class M-3 Certificates. The Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are subordinate to and provide credit enhancement for the Class M-4 Certificates. The Class B-2, Class B-3 and Class B-4 Certificates are subordinate to and provide credit enhancement for the Class B-1 Certificates. The Class B-3 and Class B-4 Certificates are subordinate to and provide credit enhancement for the Class B-2 Certificates. The Class B-4 Certificates are subordinate to and provide credit enhancement for the Class B-3 Certificates. The Class R-1, Class R-2, and Class R-3 Interests will be the residual interests in each of REMIC 1, REMIC 2, and REMIC 3, respectively. All interests created hereby will be retired on or before the Latest Possible Maturity Date.

                                     REMIC 1

        REMIC 1 will be evidenced by a single uncertificated residual interest, ownership of which shall be evidenced by the Class R Certificate, and by the Group I PB Interest, the Group I PF Interest, the Group II-A PB Interest, the Group II-A PF Interest, the Group II-B PB Interest, the Group II-B PF Interest, and the REMIC 1 X Interest, which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC 1 for federal income tax purposes and will have the following designations, initial principal balances and pass-through rates.

                                                        Pass-Through
          REMIC 1 Interests      Initial Balance            Rate
          -----------------      ---------------      ---------------
             Group I PB         $ 293,573,252.95            (1)
             Group 1 PF         $  94,826,673.11            (2)
            Group II-A PB       $ 159,035,352.11            (3)
            Group II-A PF       $  32,491,131.69            (4)
            Group II-B PB       $  37,228,300.19            (5)
            Group II-B PF       $   7,845,289.95            (6)
              REMIC 1 X                 (7)                 (8)

    (1) For any Distribution Date up to and including the Distribution Date immediately following the end of the Pre-funding Period and the related Interest Accrual Period, the Group I PB Interest shall accrue interest at a per annum rate equal to the weighted average Adjusted Net Mortgage Rate of the Group I Loans that are not Subsequent Group I Loans as of the first day of the related Due Period, weighted on the basis of the aggregate principal balance of the Group I Loans that are not Subsequent Group I Loans as of the first day of the related Due Period, and for any Distribution Date and related Interest Accrual Period thereafter, the Group I PB Interest shall accrue interest at a per annum rate equal to the weighted average Adjusted Net Mortgage Rate of the Group I Loans as of the first day of the related Due Period, weighted on the basis of the aggregate principal balance of the Group I Loans as of the first day of the related Due Period.

    (2) For any Distribution Date up to and including the Distribution Date immediately following the end of the Pre-funding Period and the related Interest Accrual Period, the Group I PF Interest shall not accrue interest, and for any Distribution Date and related Interest Accrual Period thereafter, the Group I PF Interest shall accrue interest at a per annum rate equal to the weighted average Adjusted Net Mortgage Rate of the Group I Loans as of the first day of the related Due Period, weighted on the basis of the aggregate principal balance of the Group I Loans as of the first day of the related Due Period.

    (3) For any Distribution Date up to and including the Distribution Date immediately following the end of the Pre-funding Period and the related Interest Accrual Period, the Group II-A PB Interest shall accrue interest at a per annum rate equal to the weighted average Adjusted Net Mortgage Rate of the Group II-A Loans that are not Subsequent Group II-A Loans as of the first day of the related Due Period, weighted on the basis of the aggregate principal balance of the Group II-A Loans that are not Subsequent Group II-A Loans as of the first day of the related Due Period, and for any Distribution Date and related Interest Accrual Period thereafter, the Group II-A PB Interest shall accrue interest at a per annum rate equal to the weighted average Adjusted Net Mortgage Rate of the Group II-A Loans as of the first day of the related Due Period, weighted on the basis of the aggregate principal balance of the Group II-A Loans as of the first day of the related Due Period.

    (4) For any Distribution Date up to and including the Distribution Date immediately following the end of the Pre-funding Period and the related Interest Accrual Period, the Group II-A PF Interest shall not accrue interest, and for any Distribution Date and related Interest Accrual Period thereafter, the Group II-A PF Interest shall accrue interest at a per annum rate equal to the weighted average Adjusted Net Mortgage Rate of the Group II-A Loans as of the first day of the related Due Period, weighted on the basis of the aggregate principal balance of the Group II-A Loans as of the first day of the related Due Period.

    (5) For any Distribution Date up to and including the Distribution Date immediately following the end of the Pre-funding Period and the related Interest Accrual Period, the Group II-B PB Interest shall accrue interest at a per annum rate equal to the weighted average Adjusted Net Mortgage Rate of the Group II-B Loans that are not Subsequent Group II-B Loans as of the first day of the related Due Period, weighted on the basis of the aggregate principal balance of the Group II-B Loans that are not Subsequent Group II-B Loans as of the first day of the related Due Period, and for any Distribution Date and related Interest Accrual Period thereafter, the Group II-B PB Interest shall accrue interest at a per annum rate equal to the weighted average Adjusted Net Mortgage Rate of the Group II-B Loans as of the first day of the related Due Period, weighted on the basis of the aggregate principal balance of the Group II-B Loans as of the first day of the related Due Period.

    (6) For any Distribution Date up to and including the Distribution Date immediately following the end of the Pre-funding Period and the related Interest Accrual Period, the Group II-B PF Interest shall not accrue interest, and for any Distribution Date and related Interest Accrual Period thereafter, the Group II-B PF Interest shall accrue interest at a per annum rate equal to the weighted average Adjusted Net Mortgage Rate of the Group II-B Loans as of the first day of the related Due Period, weighted on the basis of the aggregate principal balance of the Group II-B Loans as of the first day of the related Due Period.

    (7) The REMIC 1 X Interest is an interest-only interest and it does not have a principal balance.

    (8) For any Distribution Date up to and including the Distribution Date immediately following the end of the Pre-funding Period and the related Interest Accrual Period, the REMIC 1 X Interest shall be entitled 100% of the interest that accrues on the Subsequent Loans in the related Due Period, and for any Distribution Date and related Interest Accrual Period thereafter, the REMIC 1 X Interest shall not be entitled to any distributions.

        On each Distribution Date, the Interest Remittance Amounts for Group I, Group II-A, and Group II-B shall be distributed as interest on the regular interests in REMIC 1 at the Pass-Through Rates shown above, reduced by each such regular interest's pro rata share of Net Prepayment Interest Shortfalls and Relief Act Reductions for the related Due Period (each such regular interest's pro rata share to be based on the amount of interest otherwise distributable at the applicable Pass-Through Rate).

        On each Distribution Date, Available Funds remaining after the distributions described in the immediately preceding paragraph have been made, shall be distributed in the following order and priority:

    (1) To the Group I PB Interest until its balance has been reduced to zero, all payments and recoveries in respect of principal received in the related Due Period that are attributable to the Group I Loans that are not Subsequent Group I Loans;

    (2) To the Group I PF Interest until its balance has been reduced to zero, all payments and recoveries in respect of principal received in the related Due Period that are attributable to the Subsequent Group I Loans;

    (3) To the Group II-A PB Interest until its balance has been reduced to zero, all payments and recoveries in respect of principal received in the related Due Period that are attributable to the Group II-A Loans that are not Subsequent Group II-A Loans;

    (4) To the Group II-A PF Interest until its balance has been reduced to zero, all payments and recoveries in respect of principal received in the related Due Period that are attributable to the Subsequent Group II-A Loans;

    (5) To the Group II-B PB Interest until its balance has been reduced to zero, all payments and recoveries in respect of principal received in the related Due Period that are attributable to the Group II-B Loans that are not Subsequent Group II-B Loans; and

    (6) To the Group II-B PF Interest until its balance has been reduced to zero, all payments and recoveries in respect of principal received in the related Due Period that are attributable to the Subsequent Group II-B Loans.

    Realized Losses shall be allocated among the regular interests in REMIC 1 in the same manner in which principal is distributed.

                                     REMIC 2

        REMIC 2 will be evidenced by a single uncertificated residual interest, ownership of which shall be evidenced by the Class R Certificate, and by the REMIC 2 Accrual Class, the Class 2-Group 1 Interest, the Class 2-Group II-A Interest, the Class 2-Group II-B Interest, and the Class 2-AF1, Class 2-AF2, Class 2-AF3, Class 2-AF4, Class 2-AF5, Class 2-AF6, Class 2-AV1A, Class 2-AV1B, Class 2-AV2, Class 2-M1, Class 2-M2, Class 2-M3, Class 2-M4, Class 2-B1, Class 2-B2, Class 2-B3 and Class 2-B4 Interests, which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC 2 for federal income tax purposes and will have the following designations, initial principal balances, Pass-Through Rates, and corresponding classes of REMIC 3 certificates ("CORRESPONDING CLASSES"):

                                                                      Pass-Through   Corresponding
 REMIC 2 Interests                    Initial Balance                     Rate           Class
------------------   ----------------------------------------------   ------------   -------------
    Class 2-AF1         (1/4 Corresponding Class' initial Class           (1)            AF-1
                                 Certificate Balance)

    Class 2-AF2         (1/4 Corresponding Class' initial Class           (1)            AF-2
                                 Certificate Balance)

    Class 2-AF3         (1/4 Corresponding Class' initial Class           (1)            AF-3
                                 Certificate Balance)

    Class 2-AF4         (1/4 Corresponding Class' initial Class           (1)            AF-4
                                 Certificate Balance)

    Class 2-AF5         (1/4 Corresponding Class' initial Class           (1)            AF-5
                                 Certificate Balance)

    Class 2-AF6         (1/4 Corresponding Class' initial Class           (1)            AF-6
                                 Certificate Balance)

   Class 2-AV1A         (1/4 Corresponding Class' initial Class           (1)            AV-1A
                                 Certificate Balance)

   Class 2-AV1B         (1/4 Corresponding Class' initial Class           (1)            AV-1B
                                 Certificate Balance)

    Class 2-AV2         (1/4 Corresponding Class' initial Class           (1)            AV-2
                                 Certificate Balance)

    Class 2-M1          (1/4 Corresponding Class' initial Class           (1)             M-1
                                 Certificate Balance)

    Class 2-M2          (1/4 Corresponding Class' initial Class           (1)             M-2
                                 Certificate Balance)

    Class 2-M3          (1/4 Corresponding Class' initial Class           (1)             M-3
                                 Certificate Balance)

    Class 2-M4          (1/4 Corresponding Class' initial Class           (1)             M-4
                                 Certificate Balance)

    Class 2-B1          (1/4 Corresponding Class' initial Class           (1)             B-1
                                 Certificate Balance)

    Class 2-B2          (1/4 Corresponding Class' initial Class           (1)             B-2
                                 Certificate Balance)

    Class 2-B3          (1/4 Corresponding Class' initial Class           (1)             B-3
                                 Certificate Balance)

    Class 2-B4          (1/4 Corresponding Class' initial Class           (1)             B-4
                                 Certificate Balance)

  Class 2-Group I    (1/4 the sum of the Initial Cut-off Date Group       (2)
                          I Principal Balance plus the Original                           N/A
                         Pre-Funded Amount allocable to Group I)

Class 2-Group II-A   (1/4 the sum of the Initial Cut-off Date Group       (3)
                        II-A Principal Balance plus the Original                          N/A
                       Pre-Funded Amount allocable to Group II-A)

Class 2-Group II-B   (1/4 the sum of the Initial Cut-off Date Group       (4)
                        II-B Principal Balance plus the Original                          N/A
                       Pre-Funded Amount allocable to Group II-B)

  REMIC 2 Accrual     (1/2 Initial Aggregate Trust Fund Principal         (1)             N/A
       Class                           Balance)

     REMIC 2 X                            (5)                             (6)               X

    (1) For any Distribution Date and the related Interest Accrual Period, each of these interests shall accrue interest at a per annum rate equal to the weighted average of the Pass-Through Rates for the Group I PB, Group I PF, Group II-A PB, Group II-A PF, Group II-B PB, and Group II-B PF Interests in REMIC 1.

    (2) For any Distribution Date and the related Interest Accrual Period, the Class 2-Group I Interest shall accrue interest at a per annum rate equal to the weighted average of the Pass-Through Rates for the Group I PB and Group I PF Interests in REMIC 1.

    (3) For any Distribution Date and the related Interest Accrual Period, the Class 2-Group II-A Interest shall accrue interest at a per annum rate equal to the weighted average of the Pass-Through Rates for the Group II-A PB and Group II-A PF Interests in REMIC 1.

    (4) For any Distribution Date and the related Interest Accrual Period, the Class 2-Group II-B Interest shall accrue interest at a per annum rate equal to the weighted average of the Pass-Through Rates for the Group II-B PB and Group II-B PF Interests in REMIC 1.

    (5) The REMIC 2 X Interest is an interest only interest and it does not have a principal balance.

    (6) For any Distribution Date, the REMIC 2 X Interest shall be entitled to all amounts distributable with respect to the REMIC 1 X Interest.

    On each Distribution Date, the interest distributed with respect to the Group I PB, Group I PF, Group II-A PB, Group II-A PF, Group II-B PB, Group II-B PF, and REMIC 1 X Interests in REMIC 1shall be distributed as interest on the regular interests in REMIC 2 at the Pass-Through Rates shown above (as reduced by each such regular interest's pro rata share of Net Prepayment Interest Shortfalls and Relief Act Reductions for the related Due Period (each such regular interest's pro rata share to be based on the amount of interest otherwise distributable at the applicable Pass-Through Rate)), provided, however, that interest that accrues on the REMIC 2 Accrual Class for any Interest Accrual Period shall be deferred and added to the balance of the REMIC 2 Accrual Class in an amount equal to 25% of the Extra Principal Distribution Amount for the related Distribution Date.

    On each Distribution Date, Available Funds remaining after the distributions described in the immediately preceding paragraph have been made, shall be distributed in the following order and priority:

    1. Concurrently, to the Class 2-AF1, Class 2-AF2, Class 2-AF3, Class 2-AF4, Class 2-AF5, Class 2-AF6, Class 2-AV1A, Class 2-AV1B, Class 2-AV2, Class 2-M1, Class 2-M2, Class 2-M3, Class 2-M4, Class 2-B1, Class 2-B2, Class 2-B3 and Class 2-B4 Interests until the balance of each such Interest equals 25% of the Class Certificate Balance of the Corresponding Class of Certificates immediately after such Distribution Date;

    2. Concurrently, to the Class 2-Group I, Class 2-Group-II-A, and Class 2-Group II-B Interests, until

            a. the balance of the Class 2-Group I Interest equals 25% of the sum of (i) the Initial Cut-off Date Group I Principal Balance plus (ii) the Original Pre-Funded Amount allocable to Group I, determined as of the first day of the related Due Period;

            b. the balance of the Class 2-Group II-A Interest equals 25% of the sum of (i) the Initial Cut-off Date Group II-A Principal Balance plus (ii) the Original Pre-Funded Amount allocable to Group II-A, determined as of the first day of the related Due Period; and

            c. the balance of the Class 2-Group II-B Interest equals 25% of the sum of (i) the Initial Cut-off Date Group II-B Principal Balance plus (ii) the Original Pre-Funded Amount allocable to Group II-B, determined as of the first day of the related Due Period; and

    3.  To the REMIC 2 Accrual Class until its balance is reduced to zero.

        Realized Losses shall be allocated among the regular interests in REMIC 2 in the same manner in which principal is distributed.

                                     REMIC 3

        The following table sets forth characteristics of the Certificates, each of which, except for the Class R Certificates, is hereby designated a "regular interest" in REMIC 3, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Class R Certificate representing the Tax Matters Person Certificate may be issued in a different amount):

                  Initial Class                                                       Integral Multiples
                   Certificate                                         Minimum            in Excess of
                    Balance             Pass-Through Rate(1)        Denomination           Minimum
------------    -----------------      ---------------------        ------------      ------------------
Class AF-1      $     136,000,000              LIBOR + 0.120%         $ 25,000              $   1
Class AF-2      $      31,000,000                      3.914%         $ 25,000              $   1
Class AF-3      $      41,000,000                      4.142%         $ 25,000              $   1
Class AF-4      $      35,000,000                      4.608%         $ 25,000              $   1
Class AF-5      $      10,060,000                      5.231%(2)      $ 25,000              $   1
Class AF-6      $      15,000,000                      4.618%(3)      $ 25,000              $   1
Class AV-1A     $     152,800,000              LIBOR + 0.250%(4)      $ 25,000              $   1
Class AV-1B     $      38,200,000              LIBOR + 0.350%(5)      $ 25,000              $   1
Class AV-2      $      45,000,000              LIBOR + 0.270%(6)      $ 25,000              $   1
Class M-1       $      44,060,000                      5.160%(7)      $ 25,000              $   1
Class M-2       $      34,380,000                      5.507%(8)      $ 25,000              $   1
Class M-3       $       9,690,000                      5.605%(9)      $ 25,000              $   1
Class M-4       $       9,060,000                      5.700%(10)     $ 25,000              $   1
Class B-1       $       6,250,000              LIBOR + 1.490%         $ 25,000              $   1
Class B-2       $       5,000,000              LIBOR + 1.990%         $ 25,000              $   1
Class B-3       $       6,250,000              LIBOR + 3.250%         $ 25,000              $   1
Class B-4       $       6,250,000              LIBOR + 3.500%         $ 25,000              $   1
Class X                          (11)                       (12)           N/A                N/A
Class R         $               0                        N/A               N/A                N/A

    (1) As to any Distribution Date, this rate shall equal the lesser of (a) the lesser of (i) the rate per annum set forth above and (ii) 14.00%, and
        (b) the applicable Net WAC Cap (provided, however, that for purposes of the REMIC Provisions, for the first three Distribution Dates: (a) the Fixed Class AF Cap and the Adjustable Class AF Cap shall equal the Pass-Through Rate for the Class 2 Group 1 Interest in REMIC 2, adjusted to reflect the applicable day count convention; (b) the Net WAC Cap applicable to the Class AV-1A and Class AV-1B Certificates shall equal the Pass-Through Rate for the Class 2 Group II-A Interest in REMIC 2, adjusted to reflect the applicable day count convention; (c) the Net WAC Cap applicable to the Class AV-2 Certificates shall equal the Pass-Through Rate for the Class 2 Group II-B Interest in REMIC 2, adjusted to reflect the applicable day count convention; (d) the Net WAC Cap applicable to the Class M-1, Class M-2, Class M-3, or Class M-4 Certificates shall be the lesser of (i) the Fixed Class AF Cap computed as describe in clause (a) above, and (ii) the weighted average of the Pass-Through Rates on the REMIC 2 regular interests (other than the REMIC 2 X Interest), and (e) the Net WAC Cap applicable to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates shall equal the lesser of (i) the Adjustable Class AF Cap computed as described in clause (a) above, and (ii) the weighted average of the Pass-Through Rates on the REMIC 2 regular interests (other than the REMIC 2 X Interest), adjusted to reflect the applicable day count convention; any amount paid in excess of these limitations shall be treated as having been paid from the Net WAC Cap Account).

    (2) After the Optional Termination Date, this rate will increase to 5.731%.

    (3) After the Optional Termination Date, this rate will increase to 5.118%.

    (4) After the Optional Termination Date, this rate will increase to LIBOR + 0.500%.

    (5) After the Optional Termination Date, this rate will increase to LIBOR + 0.700%.

    (6) After the Optional Termination Date, this rate will increase to LIBOR + 0.540%.

    (7) After the Optional Termination Date, this rate will increase to 5.660%.

    (8) After the Optional Termination Date, this rate will increase to 6.007%.

    (9) After the Optional Termination Date, this rate will increase to 6.105%.

    (10)After the Optional Termination Date, this rate will increase to 6.200%.

    (11)On each Distribution Date, the Class X Certificates will have a notional balance equal to the Aggregate Trust Fund Principal Balance (for purposes of the REMIC Provisions, the aggregate of the principal balances of the REMIC 2 regular interests, other than the REMIC 2 X Interest).

    (12)As to any Distribution Date, the Pass-Through Rate for the Class X Certificates shall equal the excess of: (a) the weighted average of the Pass-Through Rates on the REMIC 2 regular interests (other than the REMIC 2 X Interest) over (b) the product of: (i) four and (ii) the weighted average of the Pass-Through Rates of the REMIC 2 regular interests (other than the REMIC 2 X Interest), where each of the REMIC 2 Accrual Class, the Class 2-Group I Interest, the Class 2-Group II-A Interest and the Class 2-Group II-B Interest is subject to a cap equal to zero and the Pass-Through Rate on each other REMIC 2 regular interest is subject to a cap equal to the Pass-Through Rate on its Corresponding Class. In addition, the Class X Certificates shall be entitled to receive on each Distribution Date all amounts distributed with respect to the REMIC 2 X Interest.

        All fixed interest rates set forth in this Agreement are calculated based on a 360-day year consisting of twelve 30-day months (30/360). All adjustable interest rates set forth in this Agreement are calculated based on a 360-day year and the actual number of days elapsed in the related Interest Accrual Period.

                                    ARTICLE I

                                   DEFINITIONS

                Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                60+ Day Delinquent Loan
                Each Loan with respect to which any portion of a Scheduled Payment is, as of the last day of the prior Due Period, 60 days or more contractually past due (assuming 30 day months), each Loan in foreclosure, all REO Property and each Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

                Addition Notice
                For any date during the Funding Period, a written notice given to the Rating Agencies and the Trustee pursuant to Section 2.09(b) hereof.

                Adjustable Class AF Cap
                The Net WAC Cap with respect to the Class AF-1 Certificates.

                Adjusted Mortgage Rate
                As to each Loan, and at any time, the per annum rate equal to the Mortgage Rate less the Servicing Fee Rate.

                Adjusted Net Mortgage Rate
                As to each Loan, and at any time, the per annum rate equal to the Mortgage Rate less the related Expense Rate.

                Advance
                The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Servicing Fee) on the Loans that were due on such Loans' respective Due Dates in the related Due Period and not received as of the close of business on the Determination Date in the month of such Distribution Date, other than the aggregate amount of any such delinquent payments that the Servicer, in its good faith judgment, has determined would not be recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise from the related Loans.

                Aggregate Class B Early Distribution Amount
                As of any Distribution Date, the aggregate sum of all amounts paid to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates on prior Distribution Dates pursuant to clauses (xxx), (xxxi), (xxxii) and (xxxiii) of
Section 4.02(d).

                Aggregate Trust Fund Principal Balance
                As of any date of determination, the sum of the Pre-Funded Amount and the Pool Principal Balance, each as of such date of determination.

                Agreement
                This Pooling and Servicing Agreement, together with all of the exhibits and schedules hereto, and all amendments or supplements of any of the foregoing.

                Allocation Percentage
                With respect to any Distribution Date and any Group, the percentage equivalent of a fraction, the numerator of which is (a) the Principal Remittance Amount for that Group for that Distribution Date, and the denominator of which is (b) the sum of the Principal Remittance Amounts for all Groups for that Distribution Date.

                Amount Held for Future Distribution
                As to any Distribution Date and the Offered Certificates, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (a) Principal Prepayments received after the Prepayment Period corresponding to such Distribution Date and Liquidation Proceeds and Recoveries received in the month of such Distribution Date and (b) all Scheduled Payments due after the Loans' respective Due Dates in the related Due Period.

                Applied Realized Loss Amount
                With respect to (a) the Class M-1 Certificates, the Class M-1 Applied Realized Loss Amount, (b) the Class M-2 Certificates, the Class M-2 Applied Realized Loss Amount, (c) the Class M-3 Certificates, the Class M-3 Applied Realized Loss Amount, (d) the Class M-4 Certificates, the Class M-4 Applied Realized Loss Amount, (e) the Class B-1 Certificates, the Class B-1 Applied Realized Loss Amount, (f) the Class B-2 Certificates, the Class B-2 Applied Realized Loss Amount, (g) the Class B-3 Certificates, the Class B-3 Applied Realized Loss Amount, (h) the Class B-4 Certificates, the Class B-4 Applied Realized Loss Amount and (i) the Class AV-1B Certificates, the Class AV-1B Applied Realized Loss Amount.

                Available Funds
                As to any Distribution Date, the sum of (a) the aggregate amount held in the Certificate Account at the close of business on the related Determination Date net of the Amount Held for Future Distribution and net of amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i)-(viii), inclusive, of Section 3.08(a) and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) and (ii) of
Section 3.08(b), (b) the amount of the related Advance, if any, and (c) the aggregate of the Purchase Prices and Substitution Adjustment Amounts received on or before the related Distribution Account Deposit Date, (d) with respect to the initial Distribution Date, the Initial Certificate Account Deposit and (e) on the Distribution Date immediately following the end of the Funding Period, the Unutilized Funding Amount, if any.

                Balloon Loans
                Loans with balloon payments.

                Bankruptcy Code
                The United States Bankruptcy Reform Act of 1978, as amended, and related rules promulgated thereunder.

                Basic Principal Distribution Amount
                With respect to any Distribution Date and any Group, the amount by which (a) the Principal Remittance Amount for that Group for that Distribution Date exceeds (b) the product of (i) the Overcollateralization Release Amount, if any, for that Distribution Date and (ii) the Allocation Percentage for that Group for that Distribution Date.

                Beneficial Owner
                With respect to any Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

                Book-Entry Certificates
                The Offered Certificates.

                Business Day
                Any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in New York City, or in the city where the chief executive office of the Servicer is located, are authorized or obligated by law or executive order to be closed.

                Certificates
                The Offered Certificates, the Class R Certificates and the Class X Certificates.

                Certificate Account
                The separate Eligible Account created and maintained by the Servicer pursuant to Section 3.05 with a depository institution in the name of the Servicer for the benefit of the Trustee on behalf of the Certificateholders and designated "Certificate Account, Equity One, Inc., as trustee for the registered holders of Popular ABS, Inc., Mortgage Pass-Through Certificates Series 2005-1."

                Certificate Balance
                With respect to any Offered Certificate at any time, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof reduced by the sum of (a) all amounts previously distributed to that Offered Certificate as payments of principal, and (b) with respect to any Offered Certificate that is a Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2, Class M-1 or Class AV-1B Certificate, that Offered Certificate's pro rata share of the cumulative amount of Applied Realized Loss Amounts with respect to such Class for all prior Distribution Dates.

                Certificateholder or Holder
                The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

                Certificate Register
                The register maintained pursuant to Section 5.02.

                Certificate Registrar
                JPMorgan Chase Bank, N.A. and its successors and, if a successor certificate registrar is appointed hereunder, such successor.

                Class
                All Certificates bearing the same class designation as set forth in the Preliminary Statement.

                Class AF Certificates
                The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates.

                Class AF-1 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-1 and designated as a Class AF-1 Certificate.

                Class AF-2 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-1 and designated as a Class AF-2 Certificate.

                Class AF-3 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-1 and designated as a Class AF-3 Certificate.

                Class AF-4 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-1 and designated as a Class AF-4 Certificate.

                Class AF-5 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-1 and designated as a Class AF-5 Certificate.

                Class AF-6 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-1 and designated as a Class AF-6 Certificate.

                Class AF-6 Lockout Distribution Amount
                As of any Distribution Date (a) prior to the February 2014 Distribution Date, the lesser of (i) the product of (A) the applicable Class AF-6 Lockout Percentage for such Distribution Date and (B) the Class AF-6 Pro Rata Distribution Amount for such Distribution Date and (ii) the Class Certificate Balance of the Class AF-6 Certificates immediately prior to that Distribution Date and (b) on or after the February 2014 Distribution Date, the Class AF Principal Distribution Amount for such Distribution Date.

                Class AF-6 Lockout Percentage
                With respect to any Distribution Date occurring below, the corresponding percentage set forth opposite such Distribution Date:

     Distribution Date Occurring In        Class AF-6 Lockout Percentage
     ------------------------------        -----------------------------
      February 2005 - January 2008                       0%
      February 2008 - January 2010                      45%
      February 2010 - January 2011                      80%
      February 2011 - January 2012                     100%
      February 2012 - January 2014                     300%

                Class AF-6 Pro Rata Distribution Amount
                As of any Distribution Date, the product of (a) a fraction, the numerator of which is the Class Certificate Balance of the Class AF-6 Certificates immediately prior to such Distribution Date and the denominator of which is the sum of the Class Certificate Balances of all classes of the Class AF

Certificates immediately prior to such Distribution Date and (b) the Class AF Principal Distribution Amount for such Distribution Date.

                Class AF Principal Distribution Amount
                As of any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) the Principal Distribution Amount for the Group I Loans and (ii) the aggregate of the Class Certificate Balances of the Class AF Certificates immediately prior to that Distribution Date and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the lesser of (i) the aggregate of the Class Certificate Balances of the Class AF Certificates immediately prior to that Distribution Date and (ii) the product of (A) the Allocation Percentage of the Group I Loans and (B) the Senior Principal Distribution Amount.

                Class AV-1 Principal Distribution Amount
                As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the lesser of (a) the sum of (i) the Class Certificate Balance of the Class AV-1A Certificates and (ii) the Class Certificate Balance of the Class AV-1B Certificates, each immediately prior to that Distribution Date and (b) the product of (i) the Allocation Percentage of the Group II-A Loans and (ii) the Senior Principal Distribution Amount.

                Class AV-1A Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-2 and designated as a Class AV-1A Certificate.

                Class AV-1B Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-2 and designated as a Class AV-1B Certificate.

                Class AV-1B Realized Loss Amortization Amount
                As to the Class AV-1B Certificates and as of any Distribution Date, the lesser of (a) the Unpaid Realized Loss Amount for the Class AV-1B Certificates as of that Distribution Date and (b) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (iii) of Section 4.02(d) for that Distribution Date.

                Class AV-1B Applied Realized Loss Amount
                As to the Class AV-1B Certificates and as of any Distribution Date, the lesser of (a) the Class Certificate Balance thereof (after taking into account the distribution of all Principal Distribution Amounts on that Distribution Date, but prior to the application of the Class AV-1B Applied Realized Loss Amount, if any, on that Distribution Date) and (b) the excess of
(i) the Realized Loss Amount as of that Distribution Date over (ii) the sum of the Class M-1 Applied Realized Loss Amount, the Class M-2 Applied Realized Loss Amount, the Class M-3 Applied Realized Loss Amount, the Class M-4 Applied Realized Loss Amount, the Class B-1 Applied Realized Loss Amount, the Class B-2 Applied Realized Loss Amount, the Class B-3 Applied Realized Loss Amount and the Class B-4 Applied Realized Loss Amount, in each case as of that Distribution Date.

                Class AV-2 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-2 and designated as a Class AV-2 Certificate.

                Class AV-2 Principal Distribution Amount
                As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the lesser of (a) the Class Certificate Balance of the Class AV-2 Certificates immediately prior to that Distribution Date and (b) the product of (i) the Allocation Percentage of the Group II-B Loans and (ii) the Senior Principal Distribution Amount.

                Class B-1 Applied Realized Loss Amount
                As to the Class B-1 Certificates and as of any Distribution Date, the lesser of (a) the Class Certificate Balance thereof (after taking into account the distribution of all Principal Distribution Amounts on that Distribution Date, but prior to the application of the Class B-1 Applied Realized Loss Amount, if any, on that Distribution Date) and (b) the excess of
(i) the Realized Loss Amount as of that Distribution Date over (ii) the sum of the Class B-2 Applied Realized Loss Amount, the Class B-3 Applied Realized Loss Amount and the Class B-4 Applied Realized Loss Amount, in each case as of that Distribution Date.

                Class B-1 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-4 and designated as a Class B-1 Certificate.

                Class B-1 Principal Distribution Amount
                As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the sum of the Class Certificate Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on that Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on that Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on that Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on that Distribution Date), (v) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on that Distribution Date) and (vi) the Class Certificate Balance of the Class B-1 Certificates immediately prior to that Distribution Date over (b) the lesser of (i) the product of (A) 89.00% and (B) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period and
(ii) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period minus the product of (A) 0.50% and (B) the Initial Aggregate Trust Fund Principal Balance.

                Class B-1 Realized Loss Amortization Amount
                As to the Class B-1 Certificates and as of any Distribution Date, the lesser of (a) the Unpaid Realized Loss Amount for the Class B-1 Certificates as of that Distribution Date and (b) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xviii) of Section 4.02(d) for that Distribution Date.

                Class B-2 Applied Realized Loss Amount
                As to the Class B-2 Certificates and as of any Distribution Date, the lesser of (a) the Class Certificate Balance thereof (after taking into account the distribution of all Principal Distribution Amounts on that Distribution Date, but prior to the application of the Class B-2 Applied Realized Loss Amount, if any, on that Distribution Date) and (b) the excess of
(i) the Realized Loss Amount as of that Distribution Date over (ii) the sum of the Class B-3 Applied Realized Loss Amount and the Class B-4 Applied Realized Loss Amount, each as of that Distribution Date.

                Class B-2 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-4 and designated as a Class B-2 Certificate.

                Class B-2 Principal Distribution Amount
                As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the sum of the Class Certificate Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on that Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on that Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on that Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on that Distribution Date), (v) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on that Distribution Date), (vi) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on that Distribution Date) and (vii) the Class Certificate Balance of the Class B-2 Certificates immediately prior to that Distribution Date over (b) the lesser of (i) the product of (A) 90.60% and
(B) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period and (ii) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period minus the product of (A) 0.50% and (B) the Initial Aggregate Trust Fund Principal Balance.

                Class B-2 Realized Loss Amortization Amount
                As to the Class B-2 Certificates and as of any Distribution Date, the lesser of (a) the Unpaid Realized Loss Amount for the Class B-2 Certificates as of that Distribution Date and (b) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xxi) of Section 4.02(d) for that Distribution Date.

                Class B-3 Applied Realized Loss Amount
                As to the Class B-3 Certificates and as of any Distribution Date, the lesser of (a) the Class Certificate Balance thereof (after taking into account the distribution of all Principal Distribution Amounts on that Distribution Date, but prior to the application of the Class B-3 Applied Realized Loss Amount, if any, on that Distribution Date) and (b) the excess of
(i) the Realized Loss Amount as of that Distribution Date over (ii) the Class B-4 Applied Realized Loss Amount as of that Distribution Date.

                Class B-3 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-4 and designated as a Class B-3 Certificate.

                Class B-3 Principal Distribution Amount
                As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the sum of the Class Certificate Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on that Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on that Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on that Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on that Distribution Date), (v) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on that Distribution Date), (vi) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on that Distribution Date), (vii) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on that Distribution Date) and (viii) the Class Certificate Balance of the

Class B-3 Certificates immediately prior to that Distribution Date over (b) the lesser of (i) the product of (A) 92.60% and (B) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period and (ii) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period minus the product of (A) 0.50% and (B) the Initial Aggregate Trust Fund Principal Balance.

                Class B-3 Realized Loss Amortization Amount
                As to the Class B-3 Certificates and as of any Distribution Date, the lesser of (a) the Unpaid Realized Loss Amount for the Class B-3 Certificates as of that Distribution Date and (b) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xxiv) of Section 4.02(d) for that Distribution Date.

                Class B-4 Applied Realized Loss Amount
                As to the Class B-4 Certificates and as of any Distribution Date, the lesser of (a) the Class Certificate Balance thereof (after taking into account the distribution of all Principal Distribution Amounts on that Distribution Date, but prior to the application of the Class B-4 Applied Realized Loss Amount, if any, on that Distribution Date) and (b) the Realized Loss Amount as of that Distribution Date.

                Class B-4 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-4 and designated as a Class B-4 Certificate.

                Class B-4 Principal Distribution Amount
                As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the sum of the Class Certificate Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on that Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on that Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on that Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on that Distribution Date), (v) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on that Distribution Date), (vi) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on that Distribution Date), (vii) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on that Distribution Date), (viii) the Class Certificate Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on that Distribution Date) and (ix) the Class Certificate Balance of the Class B-4 Certificates immediately prior to that Distribution Date over (b) the lesser of (i) the product of (A) 94.60% and (B) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period and
(ii) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period minus the product of (A) 0.50% and (B) the Initial Aggregate Trust Fund Principal Balance.

                Class B-4 Realized Loss Amortization Amount
                As to the Class B-4 Certificates and as of any Distribution Date, the lesser of (a) the Unpaid Realized Loss Amount for the Class B-4 Certificates as of that Distribution Date and (b) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xxvii) of Section 4.02(d) for that Distribution Date.

                Class Certificate Balance
                With respect to any Class of Offered Certificates and as to any Distribution Date, the aggregate of the Certificate Balances of all Certificates of such Class as of such date. The Class Certificate Balance of the Class R Certificates shall be zero.

                Class Interest Shortfall
                As to any Distribution Date and any Class of Offered Certificates, the amount by which the amount described in the definition of Interest Distribution Amount for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date.

                Class M-1 Applied Realized Loss Amount
                As to the Class M-1 Certificates and as of any Distribution Date, the lesser of (a) the Class Certificate Balance thereof (after taking into account the distribution of all Principal Distribution Amounts on that Distribution Date, but prior to the application of the Class M-1 Applied Realized Loss Amount, if any, on that Distribution Date) and (b) the excess of
(i) the Realized Loss Amount as of that Distribution Date over (ii) the sum of the Class M-2 Applied Realized Loss Amount, the Class M-3 Applied Realized Loss Amount, the Class M-4 Applied Realized Loss Amount, the Class B-1 Applied Realized Loss Amount, the Class B-2 Applied Realized Loss Amount, the Class B-3 Applied Realized Loss Amount and the Class B-4 Applied Realized Loss Amount, in each case as of that Distribution Date.

                Class M-1 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-3 and designated as a Class M-1 Certificate.

                Class M-1 Principal Distribution Amount
                As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the sum of the Class Certificate Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on that Distribution Date) and (ii) the Class Certificate Balance of the Class M-1 Certificates immediately prior to that Distribution Date over (b) the lesser of
(i) the product of (A) 70.00% and (B) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period and (ii) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period minus the product of (A) 0.50% and (B) the Initial Aggregate Trust Fund Principal Balance.

                Class M-1 Realized Loss Amortization Amount
                As to the Class M-1 Certificates and as of any Distribution Date, the lesser of (a) the Unpaid Realized Loss Amount for the Class M-1 Certificates as of that Distribution Date and (b) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (vi) of Section 4.02(d) for that Distribution Date.

                Class M-2 Applied Realized Loss Amount
                As to the Class M-2 Certificates and as of any Distribution Date, the lesser of (a) the Class Certificate Balance thereof (after taking into account the distribution of all Principal Distribution Amounts on that Distribution Date, but prior to the application of the Class M-2 Applied Realized Loss Amount, if any, on that Distribution Date) and (b) the excess of
(i) the Realized Loss Amount as of that Distribution Date over (ii) the sum of the Class M-3 Applied Realized Loss Amount, the Class M-4 Applied Realized Loss Amount, the Class B-1 Applied Realized Loss Amount, the Class B-2 Applied Realized Loss Amount, the Class B-3 Applied Realized Loss Amount and the Class B-4 Applied Realized Loss Amount, in each case as of that Distribution Date.

                Class M-2 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-3 and designated as a Class M-2 Certificate.

                Class M-2 Principal Distribution Amount
                As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the sum of the Class Certificate Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on that Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on that Distribution Date) and (iii) the Class Certificate Balance of the Class M-2 Certificates immediately prior to that Distribution Date over (b) the lesser of (i) the product of (A) 81.00% and (B) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period and
(ii) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period minus the product of (A) 0.50% and (B) the Initial Aggregate Trust Fund Principal Balance.

                Class M-2 Realized Loss Amortization Amount
                As to the Class M-2 Certificates and as of any Distribution Date, the lesser of (a) the Unpaid Realized Loss Amount for the Class M-2 Certificates as of that Distribution Date and (b) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (ix) of Section 4.02(d) for that Distribution Date.

                Class M-3 Applied Realized Loss Amount
                As to the Class M-3 Certificates and as of any Distribution Date, the lesser of (a) the Class Certificate Balance thereof (after taking into account the distribution of all Principal Distribution Amounts on that Distribution Date, but prior to the application of the Class M-3 Applied Realized Loss Amount, if any, on that Distribution Date) and (b) the excess of
(i) the Realized Loss Amount as of that Distribution Date over (ii) the sum of the Class M-4 Applied Realized Loss Amount, the Class B-1 Applied Realized Loss Amount, the Class B-2 Applied Realized Loss Amount, the Class B-3 Applied Realized Loss Amount and the Class B-4 Applied Realized Loss Amount, in each case as of that Distribution Date.

                Class M-3 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-3 and designated as a Class M-3 Certificate.

                Class M-3 Principal Distribution Amount
                As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the sum of the Class Certificate Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on that Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on that Distribution Date), (iii) the Class Certificate Balance of the M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on that Distribution Date) and (iv) the Class Certificate Balance of the Class M-3 Certificates immediately prior to that Distribution Date over (b) the lesser of (i) the product of (A) 84.10% and
(B) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period and (ii) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period minus the product of (A) 0.50% and (B) the Initial Aggregate Trust Fund Principal Balance.

                Class M-3 Realized Loss Amortization Amount
                As to the Class M-3 Certificates and as of any Distribution Date, the lesser of (a) the Unpaid Realized Loss Amount for the Class M-3 Certificates as of that Distribution Date and (b) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xii) of Section 4.02(d) for that Distribution Date.

                Class M-4 Applied Realized Loss Amount
                As to the Class M-4 Certificates and as of any Distribution Date, the lesser of (a) the Class Certificate Balance thereof (after taking into account the distribution of all Principal Distribution Amounts on that Distribution Date, but prior to the application of the Class M-4 Applied Realized Loss Amount, if any, on that Distribution Date) and (b) the excess of
(i) the Realized Loss Amount as of that Distribution Date over (ii) the sum of the Class B-1 Applied Realized Loss Amount, the Class B-2 Applied Realized Loss Amount, the Class B-3 Applied Realized Loss Amount and the Class B-4 Applied Realized Loss Amount, in each case as of that Distribution Date.

                Class M-4 Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-3 and designated as a Class M-4 Certificate.

                Class M-4 Principal Distribution Amount
                As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the sum of the Class Certificate Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on that Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on that Distribution Date), (iii) the Class Certificate Balance of the M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on that Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on that Distribution Date) and (v) the Class Certificate Balance of the Class M-4 Certificates immediately prior to that Distribution Date over (b) the lesser of
(i) the product of (A) 87.00% and (B) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period and (ii) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period minus the product of (A) 0.50% and (B) the Initial Aggregate Trust Fund Principal Balance.

                Class M-4 Realized Loss Amortization Amount
                As to the Class M-4 Certificates and as of any Distribution Date, the lesser of (a) the Unpaid Realized Loss Amount for the Class M-4 Certificates as of that Distribution Date and (b) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xv) of Section 4.02(d) for that Distribution Date.

                Class R Certificates
                The certificates representing the single "residual interest" in each of REMIC 1 and REMIC 2, substantially in the form attached hereto as Exhibit B-1.

                Class Unpaid Interest Amounts
                As to any Distribution Date and any Class of Offered Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of Class Unpaid Interest Amounts distributed on such Class on prior Distribution Dates plus interest on such amount at the related Pass-Through Rate.

                Class X Certificate
                Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit B-2 and designated as a Class X Certificate.

                Closing Date
                January 28, 2005

                Closing Place
                The offices of Messrs. Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

                Code
                The Internal Revenue Code of 1986, including any successor or amendatory provisions.

                Collateral
                The assets constituting the Loans, Mortgage Files and the Trust Fund, and any and all contractual, legal, equitable or other rights in connection therewith, and all proceeds thereof (but not including payments of interest and principal due and payable with respect to the Loans on or before the Cut-off Date).

                Collateral Value
                With respect to any Loan, other than Refinance Loans, an amount equal to the lesser of (a) the appraised value of the related Mortgaged Property based on an appraisal obtained by the originator from an independent fee appraiser at the time of the origination of such Loan, and (b) if the Loan was originated either in connection with the acquisition of the Mortgaged Property by the borrower or within one year after acquisition of the Mortgaged Property by the borrower, the purchase price paid by such borrower for the Mortgaged Property. In the case of Refinance Loans, the Collateral Value is the appraised value of the Mortgaged Property based upon the appraisal obtained at the time of refinancing.

                Combined Loan-to-Value Ratio
                With respect to any Loan and as to any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of such Loan at the date of origination plus, in the case of a Second Lien Loan, the outstanding principal balance of the related first lien mortgage loan on the date of origination of such Second Lien Loan, and the denominator of which is the Collateral Value of the related Mortgaged Property.

                Corporate Trust Office
                The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 4 New York Plaza, 6th Floor, New York, New York 10004 (Attention: Institutional Trust Services/Global Debt, Popular ABS 2005-1, facsimile number: 212-623-5930) and which is the address to which notices to and correspondence with the Trustee should be directed.

                Corresponding Class
                As defined in the Preliminary Statement.

                Counterparty
                The Bank of New York.

                Custodial Agreement
                As defined in Section 8.13.

                Custodian
                As defined in Section 8.13.

                Cut-off Date
                With respect to the Initial Loans, the Initial Cut-off Date. With respect to any Subsequent Loan, the date designated as the Cut-off Date in the related Subsequent Transfer Agreement.

                Cut-off Date Principal Balance
                As to any Loan, the Stated Principal Balance thereof as of the close of business on the applicable Cut-off Date.

                Defective Loan
                Any Loan which is required to be repurchased pursuant to Section
2.02 or 2.03.

                Deficient Valuation
                With respect to any Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                Definitive Certificates
                Any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

                Deleted Loan
                As defined in Section 2.03(c).

                Denomination
                With respect to each Offered Certificate, Class X Certificate or Class R Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Percentage Interest."

                Depositor
                Popular ABS, Inc., a Delaware corporation, or its successor in interest.

                Depository
                The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

                Depository Participant
                A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                Determination Date
                As to any Distribution Date, the 21st day of each month or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the Determination Date in each month will be at least two Business Days preceding the related Distribution Date.

                Distribution Account
                The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "Distribution Account, JPMorgan Chase Bank, N.A., as trustee for the registered holders of Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2005-1." Funds in the Distribution Account shall be held uninvested in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

                Distribution Account Deposit Date
                As to any Distribution Date, 9:00 a.m. New York City time on the Business Day immediately preceding such Distribution Date.

                Distribution Date
                The 25th day of each calendar month after the initial issuance of the Certificates, or if such day is not a Business Day, the next succeeding Business Day, commencing on February 25, 2005.

                Due Date
                With respect to any Loan, the date on which scheduled payments of interest and/or principal are due thereon, which date is a set day, but not necessarily the first day, of each month.

                Due Period
                With respect to any Distribution Date, the calendar month prior to the month of such Distribution Date.

                Eligible Account
                Any of (a) an account or accounts maintained with a federal or state chartered depository institution or trust company, the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (b) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (c) a trust account or accounts maintained with (i) the trust department of a federal or state chartered depository institution or (ii) a trust company, acting in its fiduciary capacity or (d) any other account acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Trustee, without reduction or withdrawal of the then current ratings of the Certificates. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

                Equity One-Delaware
                Equity One, Inc., a Delaware corporation.

                Equity One-Minnesota
                Equity One, Inc., a Minnesota corporation.

                Equity One-New Hampshire
                Equity One Consumer Loan Company, Inc., a New Hampshire corporation.

                Equity One-Pennsylvania
                Equity One, Incorporated, a Pennsylvania corporation.

                ERISA
                The Employee Retirement Income Security Act of 1974, as amended.

                ERISA Qualifying Underwriting
                A best efforts or firm commitment underwriting or private placement that meets the requirements (without regard to the ratings requirement or other requirements that the securities or the investor must satisfy) of the Underwriter Exemption, or any substantially similar administrative exemption granted by the U.S. Department of Labor.

                ERISA-Restricted Certificate
                Any of the Class B-3 Certificates, Class B-4 Certificates, Class X Certificates or Class R Certificates; any Certificate of a Class that ceases to satisfy the applicable rating requirements of the Underwriter Exemption.

                Escrow Account
                The Eligible Account or Eligible Accounts established and maintained by the Servicer pursuant to Section 3.06(a).

                Event of Default As defined in Section 7.01.

                Excess Proceeds
                With respect to any Liquidated Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Loan received in the calendar month in which such Loan became a Liquidated Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Loan pursuant to Section 3.08(a)(iii), exceeds (a) the unpaid principal balance of such Liquidated Loan as of the Due Date in the calendar month in which such Loan became a Liquidated Loan plus (b) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the calendar month in which such Loan became a Liquidated Loan.

                Expense Rate
                As to each Loan, the sum of (a) the Servicing Fee Rate and (b) the Trustee Fee Rate.

                Extra Principal Distribution Amount
                As of any Distribution Date, the lesser of (a) the Monthly Excess Interest Amount for that Distribution Date and (b) the
Overcollateralization Deficiency for that Distribution Date.

                FDIC
                The Federal Deposit Insurance Corporation, or any successor thereto.

                FHLMC
                The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

                FIRREA
                The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

                Fitch
                Fitch Ratings or any successor thereto. For purposes of
Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Backed Securities Group, or such other address as Fitch may hereafter furnish to the Depositor or the Servicer.

                Fixed Class AF Cap
                The Net WAC Cap with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates.

                FNMA
                Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

                Funding Period
                The period commencing on the Closing Date and ending on the earlier to occur of (i) the date on which any Event of Default occurs, (ii) the date on which the Pre-Funded Amount is less than $1,000,000 or (iii) April 22, 2005.

                Group
                Any of the Group I Loans, the Group II Loans, the Group II-A Loans or the Group II-B Loans, as the case may be.

                Group I Interest Remittance Amount
                With respect to any Determination Date, the sum, without duplication, of (a) all interest collected or advanced on the Group I Loans during the related Due Period and (b) the portion of any Substitution Adjustment Amount, Termination Price, Purchase Price, or Liquidation Proceeds, relating to interest with respect to the Group I Loans and received during the related Due Period.

                Group I Loans
                Initial Group I Loans and Subsequent Group I Loans, collectively.

                Group II-A Interest Remittance Amount
                With respect to any Determination Date, the sum, without duplication, of (a) all interest collected or advanced on the Group II-A Loans during the related Due Period and (b) the portion of any Substitution Adjustment Amount, Termination Price, Purchase Price, or Liquidation Proceeds, relating to interest with respect to the Group II-A Loans and received during the related Due Period.

                Group II-A Trigger Event
                With respect to any Distribution Date, if (a) on any Distribution Date prior to the Stepdown Date, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period divided by the Initial Aggregate Trust Fund Principal Balance exceeds 2.50% (or 3.50% if the Class Certificate Balances for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) or (b) on any Distribution Date on or after the Stepdown Date, a Trigger Event is in effect.

                Group II-B Interest Remittance Amount
                With respect to any Determination Date, the sum, without duplication, of (a) all interest collected or advanced on the Group II-B Loans during the related Due Period and (b) the portion of any Substitution Adjustment Amount, Termination Price, Purchase Price, or Liquidation Proceeds, relating to interest with respect to the Group II-B Loans and received during the related Due Period.

                Group II Loans
                Initial Group II Loans and Subsequent Group II Loans, collectively.

                Group II-A Loans
                Initial Group II-A Loans and Subsequent Group II-A Loans, collectively.

                Group II-B Loans
                Initial Group II-B Loans and Subsequent Group II-B Loans, collectively.

                Group Principal Balance
                With respect to any Distribution Date and any Group, the aggregate of the Stated Principal Balances of the Loans in such Group that were Outstanding Loans (including Loans in foreclosure and REO Properties) on their Due Dates in the related Due Period.

                Indirect Participant
                A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

                Initial Aggregate Trust Fund Principal Balance
                The sum of (a) the Initial Cut-off Date Pool Principal Balance and (b) the Original Pre-Funded Amount.

                Initial Certificate Account Deposit
                As defined in Section 2.01(a).

                Initial Cut-off Date
                December 31, 2004.

                Initial Cut-off Date Group I Principal Balance
                The aggregate of the Cut-off Date Principal Balances of the Initial Group I Loans as of the close of business on the Initial Cut-off Date ($293,573,252.95).

                Initial Cut-off Date Group II Principal Balance
                The aggregate of the Cut-off Date Principal Balances of the Initial Group II Loans as of the close of business on the Initial Cut-off Date ($196,263,652.30).

                Initial Cut-off Date Group II-A Principal Balance
                The aggregate of the Cut-off Date Principal Balances of the Initial Group II-A Loans as of the close of business on the Initial Cut-off Date ($159,035,352.11).

                Initial Cut-off Date Group II-B Principal Balance
                The aggregate of the Cut-off Date Principal Balances of the Initial Group II-B Loans as of the close of business on the Initial Cut-off Date ($37,228,300.19).

                Initial Cut-off Date Pool Principal Balance
                The sum of the Initial Cut-off Date Group I Principal Balance and the Initial Cut-off Date Group II Principal Balance ($489,836,905.25).

                Initial Group I Loans
                The mortgage loans identified as such on the Loan Schedule as of the Closing Date.

                Initial Group II-A Loans
                The mortgage loans identified as such on the Loan Schedule as of the Closing Date.

                Initial Group II-B Loans
                The mortgage loans identified as such on the Loan Schedule as of the Closing Date.

                Initial Group II Loans
                Initial Group II-A Loans and Initial Group II-B Loans.

                Initial Loans
                Initial Group I Loans and Initial Group II Loans.

                Insurance Policy
                With respect to any Loan included in the Trust Fund, any insurance policy, and including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

                Insurance Proceeds
                Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

                Insured Expenses
                Expenses covered by an Insurance Policy.

                Interest Accrual Period
                With respect to the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and with respect to the interests in REMIC 1 and REMIC 2, and any Distribution Date, the period commencing on the Distribution Date in the calendar month prior to the month of such Distribution Date (or on the Closing Date with respect to the first Distribution Date) and ending on the day preceding such Distribution Date. With respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates and any Distribution Date, the calendar month preceding the month of such Distribution Date.

                Interest Distribution Amount
                With respect to any Distribution Date and each Class of the Offered Certificates, the amount of interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Class Certificate Balance, reduced by such Class' pro rata share of the amount of (a) Net Prepayment Interest Shortfalls and (b) Relief Act Reductions incurred on the Loans during the related Due Period (each such Class' pro rata share to be based on the amount of interest to which such Class would have been entitled notwithstanding such Net Prepayment Interest Shortfalls and Relief Act Reductions).

                Investment Letter

                As defined in Section 5.02(b).

                Latest Possible Maturity Date
                The Distribution Date following the third anniversary of the scheduled maturity date of the Loan having the latest scheduled maturity date as of the Cut-off Date.

                Last Scheduled Distribution Date
                The Distribution Date in May 2035.

                LIBOR
                As of any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Dow Jones Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Dow Jones Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee in consultation with the Servicer, at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

                LIBOR Determination Date
                With respect to any Interest Accrual Period for the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, the second London business day preceding the commencement of such Interest Accrual Period. For purposes of determining LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

                Liquidated Loan
                With respect to any Distribution Date, a defaulted Loan (including any REO Property) that was liquidated in a calendar month preceding the month of such Distribution Date and as to which the Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Loan, including the final disposition of an REO Property.

                Liquidation Proceeds
                Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property other than Recoveries, less the Servicing Amount applicable to such defaulted Loans.

                Loans
                The Initial Loans and the Subsequent Loans.

                Loan Schedule
                As of any date, the list of Loans included in the Trust Fund on such date, attached hereto as Schedule I (as from time to time amended by the Servicer to reflect the addition of Substitute Loans and Subsequent Loans and the deletion of Deleted Loans pursuant to the provisions of this Agreement), setting forth the following information with respect to each Loan:

                (a) an indication that such Loan is a Group I Loan, Group II-A Loan or Group II-B Loan;

                (b)     the loan number;

                (c) the Mortgagor's name and the state in which the Mortgaged Property is located, including the zip code;

                (d)     the maturity date;

                (e)     the Cut-off Date Principal Balance;

                (f)     the first payment date of the Loan;

                (g)     lien position (either first or second);

                (h)     the Scheduled Payment in effect as of the Cut-off Date;

                (i)     the current Mortgage Rate;

                (j)     the principal balance of the Loan at origination; and

                (k)     if applicable, the MIN assigned to such Loan.

                Such schedule shall also set forth the total of the amounts described under (e) above for the Group I Loans, the Group II-A Loans, the Group II-B Loans and all of the Loans.

                Majority in Interest
                As to each Class of Offered Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

                MERS (R)
                Mortgage Electronic Registration Systems, Inc., or its successors in interest.

                MERS (R) System
                That certain electronic registry system maintained by MERSCORP, Inc., or its successors in interest.

                MIN
                The Mortgage Identification Number assigned by MERS (R) to a MOM Loan.

                MOM Loan
                Any Loan as to which MERS (R) is acting as mortgagee solely as nominee for the originator of such Loan and its successors and assigns.

                Monthly Excess Cashflow Amount
                The sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and the Remaining Principal Distribution Amount.

                Monthly Excess Interest Amount
                As to any Distribution Date, an amount equal to any Remaining Interest Remittance Amount remaining after the distributions set forth in clauses (iv)(A) through (iv)(H) of Section 4.02(a).

                Monthly Statement
                The statement prepared by the Trustee pursuant to Section 4.03.

                Moody's
                Moody's Investors Service, Inc., or any successor thereto. For purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Mortgage Monitoring Department, or such other address as Moody's may hereafter furnish to the Depositor or the Servicer.

                Mortgage
                The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

                Mortgaged Property
                The underlying property securing a Loan.

                Mortgage File
                The mortgage documents listed in Section 2.01 hereof pertaining to a particular Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

                Mortgage Note
                The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Loan, together with any amendment or modification thereto.

                Mortgage Rate
                The annual rate of interest borne by a Mortgage Note as set forth therein.

                Mortgagor
                The obligor(s) on a Mortgage Note.

                Multi-family Loans
                Loans secured by five- to eight-family properties.

                Net Prepayment Interest Shortfalls
                As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Due Period exceeds an amount equal to the aggregate Servicing Fee for such Distribution Date before reduction of the Servicing Fee in respect of such Prepayment Interest Shortfalls.

                Net Principal Shortfall Amount
                As to any Distribution Date, the amount by which (a) the sum of the Class Certificate Balances of the Offered Certificates (calculated after giving effect to all other distributions to the Offered Certificates for that Distribution Date) exceeds (b) the Aggregate Trust Fund Principal Balance as of the end of the related Due Period.

                Net Realized Losses:
                For any Class of Subordinated Certificates or the Class AV-1B Certificates and any Distribution Date, the excess of (a) the amount of unreimbursed Realized Losses previously allocated to that Class over (b) the sum of (i) the amount of any increases to the Class Certificate Balance of that Class pursuant to Section 4.02A due to Recoveries and (ii) Realized Loss Amortization Amounts previously distributed to such Class.

                Net Recovery Realized Losses
                For any Class of Subordinated Certificates or the Class AV-1B Certificates and any Distribution Date, the excess of Net Realized Losses for such Distribution Date over the Realized Loss Amortization Amount distributed to that Class on that Distribution Date.

                Net WAC Cap
                As to any Distribution Date, the per annum rate equal to: (a) with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Loans as of the first day of the Due Period relating to that Distribution Date, weighted on the basis of the aggregate principal balance of the Group I Loans as of the first day of the related Due Period (calculated on the basis of a 360-day year made up of twelve 30-day months); (b) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Loans as of the first day of the Due Period relating to that Distribution Date, weighted on the basis of the aggregate principal balance of the Group I Loans as of the first day of the related Due Period (calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period), (c) with respect to the Class AV-1A and Class AV-1B Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-A Loans as of the first day of the Due Period relating to that Distribution Date, weighted on the basis of the aggregate principal balance of the Group II-A Loans as of the first day of the related Due Period (calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period), (d) with respect to the Class AV-2 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-B Loans as of the first day of the Due Period relating to that Distribution Date, weighted on the basis of the aggregate principal balance of the Group II-B Loans as of the first day of the related Due Period (calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period), (e) with respect to the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, the lesser of
(1) the Fixed Class AF Cap or (2) the weighted average Adjusted Net Mortgage Rate of the Loans as of the first day of the Due Period relating to that Distribution Date, weighted on the basis of the aggregate principal balance of the Loans as of the first day of the related Due Period (calculated on the basis of a 360-day year made up of twelve 30-day months) and (f) with respect to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, the lesser of (1) the Adjustable Class AF Cap or (2) the weighted average Adjusted Net Mortgage Rate of the Loans as of the first day of the Due Period relating to that Distribution Date, weighted on the basis of the aggregate principal balance of the Loans as of the first day of the related Due Period (calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period).

                Net WAC Cap Account
                The account established and maintained pursuant to Section
3A.03.

                Net WAC Cap Carryover
                With respect to the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and any Distribution Date, the sum of (a) the excess, if any, of the Interest Distribution Amount for such Class for such Distribution Date, calculated at its Pass-Through Rate (without regard to the applicable Net WAC Cap), over the actual Interest Distribution Amount for such Class for such Distribution Date, and (b) any related Net WAC Cap Carryover remaining unpaid from the prior Distribution Date, together with interest accrued thereon at its Pass-Through Rate (without regard to the applicable Net WAC Cap) during the related Interest Accrual Period.

                Net WAC Cap Deposit Amount
                As to any Distribution Date, an amount equal to the sum of (a) the aggregate Net WAC Cap Carryover for such Distribution Date plus (b) the amount, if any, needed to increase the aggregate amount on deposit in the Net WAC Cap Account (after giving effect to all payments to be made pursuant to Section 4.02(f)) to $10,000.

                Net WAC Rate
                As to any Distribution Date, a rate equal to the weighted average of the Adjusted Net Mortgage Rates of all Outstanding Loans, such weighted average to be calculated based on the principal balances of such Outstanding Loans as of the first day of the related Due Period on the basis of either (a) a 360-day year and the actual number of days elapsed in the related Interest Accrual Period or (b) a 360-day year made up of twelve 30-day months, as applicable.

                Nonrecoverable Advance
                Any portion of an Advance previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

                Notice of Final Distribution
                The notice to be provided pursuant to Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

                Offered Certificates
                The certificates representing "regular interests" in REMIC 2, which are designated as the Senior Certificates and the Subordinate Certificates.

                Officer's Certificate
                A certificate (a) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Servicer, or (b), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

                Opinion of Counsel
                A written opinion of counsel, who may be counsel for the Depositor or the Servicer, including, in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (a) in fact be independent of the Depositor and the Servicer, (b) not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either, and (c) not be connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                Optional Termination Date
                The first Distribution Date following the date on which the Optional Termination may be exercised by the Servicer.

                Optional Termination
                The termination of the trust created hereunder in connection with the purchase of the Loans pursuant to Section 9.01(a) hereof.

                Original Loan
                The mortgage loan refinanced in connection with the origination of a Refinance Loan.

                Original Pre-Funded Amount
                $135,163,094.75.

                OTS
                The Office of Thrift Supervision.

                Outstanding
                With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except (a) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and (b) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

                Outstanding Loan
                As of any Due Date, a Loan with a Stated Principal Balance greater than zero, which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Loan prior to such Due Date.

                Overcollateralization Amount
                As of any Distribution Date, (a) the Aggregate Trust Fund Principal Balance as of the last day of the immediately preceding Due Period minus (b) the aggregate Class Certificate Balance of all Classes of Offered Certificates (after taking into account all distributions of principal on that Distribution Date).

                Overcollateralization Deficiency
                As of any Distribution Date, the excess, if any, of (a) the Targeted Overcollateralization Amount for that Distribution Date over (b) the Overcollateralization Amount for that Distribution Date, calculated for this purpose after taking into account the reduction on that Distribution Date of the Class Certificate Balances of all Classes of Offered Certificates resulting from the distribution of the related Basic Principal Distribution Amount on that Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on that Distribution Date.

                Overcollateralization Release Amount
                With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (a) the Principal Remittance Amount for that Distribution Date and (b) the excess, if any, of (i) the Overcollateralization Amount for that Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on that Distribution Date, over (ii) the Targeted Overcollateralization Amount for that Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

                Ownership Interest
                As to any Class R Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

                Pass-Through Rate
                With respect to each Class of Certificates and each regular interest in REMIC 1 and REMIC 2, as set forth in the Preliminary Statement.

                Paying Agent
                JPMorgan Chase Bank, N.A. and its successors and, if a successor paying agent is appointed hereunder, such successor.

                Percentage Interest
                As to any Offered Certificate, the percentage interest evidenced thereby in distributions required to be made to such Offered Certificate, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class. With respect to the Class X Certificates and the Class R Certificates, the "Percentage Interest" specified on the face thereof.

                Permitted Investments
                (a) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States; (b) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the Offered Certificates, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Offered Certificates by each such Rating Agency; (c) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each such Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Offered Certificates by each such Rating Agency; (d) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Offered Certificates by any such Rating Agency; (e) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC; (f) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Offered Certificates by any such Rating Agency;
(g) repurchase obligations with respect to any security described in clauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (d) above; (h) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each such Rating Agency (except if the Rating Agency is Moody's or S&P, the rating shall be the highest commercial paper rating of Moody's or S&P, as applicable, for such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Offered Certificates by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; (i) interests in any money market fund which at the date of acquisition of the interests in the fund and throughout the time those interests are held in the fund has the highest applicable rating of each such Rating Agency or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Offered Certificates by each such Rating Agency; (j) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each such Rating Agency in its highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Offered Certificates by each such Rating Agency; and (k) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each such Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Offered Certificates by any Rating Agency, as evidenced by a signed writing to such effect delivered by each such Rating Agency;

provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

                Permitted Transferee
                Any person other than (a) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (b) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (c) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Class R Certificate, (d) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (e) a Person that is not (i) a citizen or resident of the United States, (ii) a corporation or partnership (or other entity properly treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have authority to control all substantial decisions of the trust, unless such Person listed in clause (i), (ii), (iii) or
(iv) above has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI and (f) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause any REMIC hereunder to fail to qualify as one or more REMICs at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

                Person
                Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

                Plan
                As defined in Section 5.02(b)

                Pool Principal Balance
                With respect to any Distribution Date, the sum of the Group Principal Balances for the Group I Loans and the Group II Loans.

                Popular Financial
                Popular Financial Services, LLC, a Delaware limited liability company.

                Popular Funding
                Popular Financial Funding, LLC, a Delaware limited liability company.

                Post-Stepdown Cross-collateralization Principal Distribution Amount
                With respect to any Distribution Date is an amount equal to the sum of the Principal Distribution Amounts for all Groups remaining after giving effect to the distributions set forth in clauses (i), (ii) and (iii) of Section 4.02(c) hereof (capped at a maximum amount equal to the Senior Principal

Distribution Amount remaining after giving effect to the distributions set forth in clauses (i), (ii) and (iii) of Section 4.02(c) hereof).

                Post-Stepdown Remaining Principal Distribution Amount
                With respect to any Distribution Date is an amount equal to the sum of the Principal Distribution Amounts for all Groups remaining after giving effect to the distributions set forth in clauses (i), (ii), (iii) and (iv) of
Section 4.02(c) hereof.

                Pre-Funded Amount
                With respect to any date, the amount on deposit in the Pre-Funding Account as of such date (net of any Pre-Funding Earnings earned up to such date and not previously distributed to the Depositor).

                Pre-Funding Account
                The separate Eligible Account created and maintained by the Trustee pursuant to Section 3A.04 in the name of the Trustee for the benefit of the Holders of the Offered Certificates and designated "Pre-Funding Account, JPMorgan Chase Bank, N.A., as trustee for the registered holders of Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2005-1."

                Pre-Funding Earnings
                With respect to any date, the actual investment earnings earned up to such date on amounts on deposit in the Pre-Funding Account and not previously distributed to the Depositor.

                Pre-Stepdown Cross-collateralization Principal Distribution
                Amount
                With respect to any Distribution Date is an amount equal to the sum of the Principal Distribution Amounts for all Groups remaining after giving effect to the distributions set forth in clauses (i), (ii) and (iii) of Section 4.02(b) hereof.

                Pre-Stepdown Remaining Principal Distribution Amount
                With respect to any Distribution Date is an amount equal to the sum of the Principal Distribution Amounts for all Groups remaining after giving effect to the distributions set forth in clauses (i), (ii), (iii) and (iv) of
Section 4.02(b) hereof.

                Prepayment Interest Excess
                As to any Principal Prepayment on a Loan received by the Servicer subsequent to its Due Date in the related Prepayment Period, all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment that are intended to cover the period on and after the Due Date. All Prepayment Interest Excess shall be paid to the Servicer as additional servicing compensation.

                Prepayment Interest Shortfall
                As to any Distribution Date and any Principal Prepayment on a Loan received by the Servicer on or before its Due Date in the related Prepayment Period, the amount, if any, by which one month's interest at the related Adjusted Mortgage Rate on such Principal Prepayment, exceeds the amount of interest paid in connection with such Principal Prepayment.

                Prepayment Period
                With respect to any Distribution Date, the calendar month prior to the month of such Distribution Date.

                Primary Mortgage Insurance Policy
                Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Loan.

                Principal Distribution Amount
                With respect to any Distribution Date and any Group, the sum of
(a) the Basic Principal Distribution Amount for that Group for that Distribution Date and (b) the product of the Extra Principal Distribution Amount for that Distribution Date and the Allocation Percentage for that Group for that Distribution Date.

                Principal Prepayment
                Any payment of principal by a Mortgagor on a Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Servicer in accordance with the terms of the related Mortgage Note.

                Principal Prepayment in Full
                Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Loan.

                Principal Remittance Amount
                As to any Distribution Date and any Group, the sum of (a) the principal portion of each Scheduled Payment due on each Loan in that Group on such Loan's Due Date in the related Due Period and received by the Servicer on or prior to the related Determination Date, including any Advances with respect thereto, (b) the Stated Principal Balance of each Loan in that Group that was sold or repurchased by a Seller or the Servicer pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Loan in that Group received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Loans in that Group that are not yet Liquidated Loans received during the related Due Period, (e) with respect to each Loan in that Group that became a Liquidated Loan during the related Due Period, the amount of Liquidation Proceeds allocable to principal received during the related Due Period with respect to such Loan, (f) all Principal Prepayments on Loans in that Group received during the related Prepayment Period, (g) on the Distribution Date on which the Trust Fund is to be terminated in accordance with Section 9.01 hereof that portion of the Termination Price allocable to principal of Loans in that Group, (h) on the Distribution Date immediately following the end of the Funding Period, the Unutilized Funding Amount, if any, and (i) all Recoveries relating to Liquidated Loans from that Group received during the related Due Period, if any.

                Prospectus Supplement
                The Prospectus Supplement dated January 21, 2005 relating to the Publicly Offered Certificates.

                Publicly Offered Certificates
                The Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates.

                Purchase Price
                With respect to any Loan required to be repurchased by a Seller pursuant to Section 2.02 or 2.03 hereof, or purchased at the option of the Servicer pursuant to Section 3.11 hereof, an amount equal to the sum of (a) 100% of the Stated Principal Balance of the Loan on the date of such purchase, (b) accrued interest thereon at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if

(i) the purchaser is the Servicer or (ii) the purchaser is a Seller and Equity One-Delaware is the Servicer) from the date through which interest was last paid by the Mortgagor or advanced (and not reimbursed) by the Servicer to the Determination Date in the month in which the Purchase Price is to be distributed to Certificateholders, and (c) any costs and damages incurred by the Trust Fund in connection with such Loan prior to the date of such purchase.

                PTCE 95-60
                As defined in Section 5.02(b).

                Rating Agency
                Moody's, S&P and Fitch. If any of these organizations or a successor thereof is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

                Realized Loss Amount
                With respect to each Distribution Date, the excess, if any, of
(a) the aggregate of the Class Certificate Balances of the Offered Certificates (after giving effect to all distributions on such Distribution Date) over (b) the Aggregate Trust Fund Principal Balance at the end of the related Due Period.

                Realized Losses
                With respect to any Distribution Date, the sum of (a) the aggregate amount, if any, by which (i) the outstanding principal balance of each Loan that became a Liquidated Loan during the related Due Period (such principal balance determined immediately before such Loan became a Liquidated Loan) exceeds (ii) the Liquidation Proceeds allocable to principal received during the related Due Period in connection with the liquidation of such Loan which have not theretofore been used to reduce the Stated Principal Balance of such Loan, and (b) any Deficient Valuations.

                Realized Loss Amortization Amount
                With respect to (a) the Class M-1 Certificates, the Class M-1 Realized Loss Amortization Amount, (b) the Class M-2 Certificates, the Class M-2 Realized Loss Amortization Amount, (c) the Class M-3 Certificates, the Class M-3 Realized Loss Amortization Amount, (d) the Class M-4 Certificates, the Class M-4 Realized Loss Amortization Amount, (e) the Class B-1 Certificates, the Class B-1 Realized Loss Amortization Amount, (f) the Class B-2 Certificates, the Class B-2 Realized Loss Amortization Amount, (g) the Class B-3 Certificates, the Class B-3 Realized Loss Amortization Amount, (h) the Class B-4 Certificates, the Class B-4 Realized Loss Amortization Amount and (i) the Class AV-1B Certificates, the Class AV-1B Realized Loss Amortization Amount.

                Record Date
                With respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates and any Distribution Date, the close of business on the last Business Day of the calendar month immediately preceding such Distribution Date. With respect to the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and any Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.

                Recovery
                With respect to any Distribution Date and Loan that became a Liquidated Loan in a month preceding the month prior to the Distribution Date, an amount received in respect of principal on such Loan which has previously been allocated as a Realized Loss to a Class or Classes of Certificates, net of reimbursable expenses.

                Reference Banks
                Any three (3) major banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market selected by the Trustee after consultation with the Servicer.

                Refinance Loan
                Any Loan originated for the purpose of refinancing an existing mortgage loan.

                Relief Act
                The Servicemembers Civil Relief Act, as amended.

                Relief Act Reductions
                With respect to any Distribution Date and any Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (a) interest collectible on such Loan for the most recently ended calendar month is less than (b) interest accrued thereon for such month pursuant to the Mortgage Note without taking into account the application of the Relief Act.

                Remaining Interest Remittance Amount
                With respect to any Distribution Date, an amount equal to the sum of any Group I Interest Remittance Amount, Group II-A Interest Remittance Amount and Group II-B Interest Remittance Amount remaining after giving effect to the distributions set forth in clauses (i), (ii) and (iii) of Section 4.02(a).

                Remaining Principal Distribution Amount
                With respect to any Distribution Date, the sum of (a) the Pre-Stepdown Remaining Principal Distribution Amount remaining after the distributions set forth in clauses (v)(A) through (v)(H) of Section 4.02(b) and
(b) the Post-Stepdown Remaining Principal Distribution Amount remaining after the distributions set forth in clauses (v)(A) through (v)(H) of Section 4.02(c), each for that Distribution Date.

                REMIC
                A "real estate mortgage investment conduit" within the meaning of section 860D of the Code. REMIC 1 As defined in the Preliminary Statement.

                REMIC 2
                As defined in the Preliminary Statement.

                REMIC 3
                As defined in the Preliminary Statement.

                REMIC 1 Accrual Class
                As defined in the Preliminary Statement.

                REMIC Change of Law
                Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

                REMIC Provisions
                Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of part IV of subchapter M of chapter 1 of subtitle A of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

                REO Property
                A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Loan.

                Request for Release
                The Request for Release submitted by the Servicer to the Trustee, substantially in the form of Exhibit J.

                Required Insurance Policy
                With respect to any Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

                Reserve Fund
                The account established and maintained by the Trustee pursuant to Section 3A.02.

                Responsible Officer
                When used with respect to the Trustee, any officer assigned to the Corporate Trust Division of the Trustee (or any successor thereto), including any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

                Rule 144A Letter
                As defined in Section 5.02(b).

                Scheduled Payment
                The scheduled monthly payment on a Loan due on any Due Date allocable to principal and/or interest on such Loan.

                Second Lien Loan
                Any Loan secured by a mortgage that is second in lien priority.

                Securities Act
                The Securities Act of 1933, as amended.

                Sellers
                Collectively, the following entities, their successors and assigns, each in its capacity as a Seller of the Loans to the Depositor: Popular Funding; Equity One-Delaware; Equity One-Pennsylvania; Equity One-Minnesota; Equity One-New Hampshire and Popular Financial.

                Senior Certificates
                The Class AF Certificates and the Class AV-1A, Class AV-1B and Class AV-2 Certificates.

                Senior Enhancement Percentage
                With respect to any Distribution Date, the percentage obtained by dividing (a) the sum of (i) the aggregate Class Certificate Balance of the Subordinate Certificates and (ii) the Overcollateralization Amount, in each case before taking into account the distribution of the Principal Distribution Amounts on that Distribution Date by (b) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period.

                Senior Principal Distribution Amount
                As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the lesser of (a) the Principal Distribution Amount and (b) the excess of (i) the sum of the Class Certificate Balances of the Senior Certificates immediately prior to that Distribution Date over (ii) the lesser of (A) the product of (x) 55.90% and (y) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period and
(B) the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period minus the product of (x) 0.50% and (y) the Initial Aggregate Trust Fund Principal Balance.

                Senior Specified Enhancement Percentage
                As of any date of determination thereof, 44.10%.

                Servicer
                Equity One, Inc., a Delaware corporation, and its successors and assigns, in its capacity as servicer hereunder.

                Servicer Advance Date
                As to any Distribution Date, the 18th day of the month in which such Distribution Date occurs, or if such day is not a Business Day, the next succeeding Business Day.

                Servicing Advances
                All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of a Mortgaged Property, (b) the foreclosure, trustee's sale, or other liquidation of any Mortgage or Mortgaged Property, (c) any expenses reimbursable to the Servicer pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (d) the management and liquidation of any REO Property, (e) compliance with the obligations described in Section 3.06 and (f) any payments made by the Servicer pursuant to
Section 3.09.

                Servicing Amount
                The sum of (a) the Servicing Fee, (b) unreimbursed Advances and
(c) unreimbursed Servicing Advances.

                Servicing Fee
                As to each Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Loan and equal to one-twelfth of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Loan on such Due Date), subject to reduction as provided in Section 3.13.

                Servicing Fee Rate
                With respect to each Loan, 0.50% per annum.

                Servicing Officer
                Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

                S&P
                Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. For purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's Ratings Services, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Residential Mortgage Surveillance, or such other address as S&P may hereafter furnish to the Depositor and the Servicer.

                Startup Day
                The Closing Date.

                Stated Principal Balance
                As to any Loan, the unpaid principal balance of such Loan as of its most recent Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

                Stepdown Date
                The earlier of (a) the Distribution Date on which the Class Certificate Balances of the Senior Certificates have been reduced to zero or (b) the later to occur of (i) the Distribution Date in February 2008 (the 37th Distribution Date) or (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

                Subordinate Certificates
                The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.

                Subsequent Group I Loans
                The Loans to be sold to the Trust Fund pursuant to Section 2.09 of this Agreement and the related Subsequent Transfer Agreement, which shall be listed as such on the mortgage loan schedule attached to such Subsequent Transfer Agreement.

                Subsequent Group II-A Loans
                The Loans to be sold to the Trust Fund pursuant to Section 2.09 of this Agreement and the related Subsequent Transfer Agreement, which shall be listed as such on the mortgage loan schedule attached to such Subsequent Transfer Agreement.

                Subsequent Group II-B Loans
                The Loans to be sold to the Trust Fund pursuant to Section 2.09 of this Agreement and the related Subsequent Transfer Agreement, which shall be listed as such on the mortgage loan schedule attached to such Subsequent Transfer Agreement.

                Subsequent Group II Loans
                Subsequent Group II-A Loans and Subsequent Group II-B Loans.

                Subsequent Loans
                Subsequent Group I Loans and Subsequent Group II Loans.

                Subsequent Transfer Agreement
                Each Subsequent Transfer Agreement executed by the Trustee (solely in its capacity as Trustee and not in its individual capacity) and the Seller(s) substantially in the form of Exhibit M hereto, by which Subsequent Loans are sold and assigned to the Trust Fund.

                Subsequent Transfer Date
                The date specified in each Subsequent Transfer Agreement.

                Subservicer
                Any person to whom the Servicer has contracted for the servicing of all or a portion of the Loans pursuant to Section 3.02.

                Substitute Loan
                A Loan substituted by a Seller for a Deleted Loan(s) which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit J, (a) have a Stated Principal Balance not in excess of, and not more than 10% less than, the Stated Principal Balance(s) of the Deleted Loans (such Stated Principal Balances to be measured as of the respective Due Dates in the month of substitution); (b) have an interest rate that is determined in the same manner as that of the Deleted Loans(s); (c) have a Mortgage Rate not lower than, and not more than 1% per annum higher than, that of the Deleted Loan(s); (d) have a Combined Loan-to-Value Ratio not higher than that of the Deleted Loan(s); (e) have a debt to income ratio not higher than that of the Deleted Loan(s); (f) have been originated pursuant to the same underwriting standards as the Deleted Loan(s); (g) have a remaining term to maturity not greater than, and not more than one year less than, that of the Deleted Loan(s); and (h) comply, as of the date of substitution, with each representation and warranty set forth or referred to in Section 2.03.

                Substitution Adjustment Amount
                The meaning ascribed to such term pursuant to Section 2.03.

                Targeted Overcollateralization Amount
                As of any Distribution Date, (a) prior to the Stepdown Date, the sum of (i) 2.70% of the Initial Aggregate Trust Fund Principal Balance and (ii) the Aggregate Class B Early Distribution Amount, and (b) on and after the Stepdown Date, the lesser of (i) the sum of (A) 2.70% of the Initial Aggregate Trust Fund Principal Balance and (B) the Aggregate Class B Early Distribution Amount and (ii) the greater of (A) the excess of (I) 13.00% of the Aggregate Trust Fund Principal Balance as of the last day of the related Due Period over
(II) the excess of (x) the sum of the Class Certificate Balances of the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates as of the Closing Date over
(y) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates on all prior Distribution Dates and (B) 0.50% of the Initial Aggregate Trust Fund Principal Balance. With respect to any Distribution Date on which a Trigger Event is in effect, the Targeted Overcollateralization Amount will be equal to the Targeted Overcollateralization Amount for the immediately preceding Distribution Date (after taking into account any distributions made in respect of principal to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates on the immediately preceding Distribution Date).

                Tax Matters Person
                The person designated as "tax matters person" in the manner provided under Treasury regulation Section 1.860F-4(d) and temporary Treasury regulation Section 301.6231(a)(7)-1T. Initially, the Tax Matters Person shall be the Trustee.

                Tax Matters Person Certificate
                The Class R Certificate with a Denomination of .00001%.

                Termination Price
                As defined in Section 9.01.

                Transfer
                Any direct or indirect transfer or sale of any Ownership Interest in a Class R Certificate.

                Transfer Affidavit
                As defined in Section 5.02(c).

                Transferor Certificate
                As defined in Section 5.02(b).

                Trigger Event
                With respect to any Distribution Date, if (a) the six-month rolling average of 60+ Day Delinquent Loans equals or exceeds 37.00% of the Senior Enhancement Percentage or (b) the aggregate amount of Realized Losses incurred since the Initial Cut-off Date through the last day of the related Due Period divided by the Initial Aggregate Trust Fund Principal Balance exceeds the applicable percentages set forth below with respect to that Distribution Date:

Distribution Date Occurring In                               Percentage
------------------------------    ----------------------------------------------------------------
February 2008 - January 2009      2.50% (or 3.50% if the Class Certificate Balances of the Class
                                  B-1, Class B-2, Class B-3 and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Loss Amounts) for the first month plus an additional 1/12th of 1.50% (or 1/12th of 2.25% if the Class
                                  Certificate Balances of the Class B-1, Class B-2, Class B-3
                                  and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized
                                  Loss Amounts) for each month thereafter

February 2009 - January 2010      4.00% (or 5.75% if the Class Certificate Balances of the Class
                                  B-1, Class B-2, Class B-3 and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Loss Amounts) for the first month plus an additional 1/12th of 1.25% (or 1/12th of 1.75% if the Class
                                  Certificate Balances of the Class B-1, Class B-2, Class B-3
                                  and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized
                                  Loss Amounts) for each month thereafter

February 2010 - January 2011      5.25% (or 7.50% if the Class Certificate Balances of the Class
                                  B-1, Class B-2, Class B-3 and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Loss Amounts) for the first month plus an additional 1/12th of 1.00% (or 1/12th of 1.25% if the Class
                                  Certificate Balances of the Class B-1, Class B-2, Class B-3
                                  and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized
                                  Loss Amounts) for each month thereafter

February 2011 and thereafter      6.25% (or 8.75% if the Class Certificate Balances of the Class
                                  B-1, Class B-2, Class B-3 and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Loss Amounts)

                Trustee
                JPMorgan Chase Bank, N.A. and its successors and, if a successor trustee is appointed hereunder, such successor.

                Trustee Fee
                As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Pool Principal Balance as of such Distribution Date.

                Trustee Fee Rate
                With respect to each Loan, 0.02% per annum.

                Trust Fund
                The corpus of the trust created hereunder consisting of (a) the Loans and all interest and principal received, or receivable, on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof and all interest and principal payments on such Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter; (b) the Pre-Funding Account, the Certificate Account, the Distribution Account, the Net WAC Cap Account, the Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (c) property that secured a Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (d) the Yield Maintenance Agreement and (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

                Trustee Permitted Withdrawal Amount
                Means an aggregate amount not to exceed (a) with respect to costs associated with the transitioning of servicing, $75,000 per servicing transition event and (b) with respect to amounts (other than the Trustee Fee) which are payable to the Trustee pursuant to Section 8.05 hereof, $150,000 per annum.

                Unpaid Realized Loss Amount
                For any Class of Subordinate Certificates or the Class AV-1B Certificates and as to any Distribution Date, the excess of (a) the cumulative amount of Applied Realized Loss Amounts with respect to that Class for all prior Distribution Dates over (b) the cumulative amount of Realized Loss Amortization Amounts with respect to that Class for all prior Distribution Dates.

                Underwriter Exemption
                Prohibited Transaction Exemption 2002-41, 67 Fed Reg. 54487 (August 22, 2002), or any successor thereto.

                Underwriters
                Friedman, Billings, Ramsey & Co., Inc. and Greenwich Capital Markets, Inc.

                Unutilized Funding Amount
                The Pre-Funded Amount, if any, immediately after the end of the Funding Period.

                Voting Rights
                The portion of the voting rights of all of the Certificates, which is allocated to any Certificate. With respect to any date of determination, the Offered Certificates shall be allocated 100% of all Voting Rights. The Voting Rights allocated to each Class of the Offered Certificates shall be the fraction, expressed as a percentage, the numerator of which is the Class Certificate Balance of such Class then outstanding and the denominator of which is the aggregate Stated Principal Balance of the Loans then outstanding. The Voting Rights allocated to each Class of Certificates shall be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests. The Class X and the Class R Certificates will not have any Voting Rights.

                Yield Maintenance Agreement
                The Master Agreement (including the Schedule thereto and the Transactions thereunder each evidenced by a Confirmation (each as defined in the Yield Maintenance Agreement) dated as of January 27, 2005, by and between the Counterparty and the Trustee not in its individual capacity, but solely as trustee for the benefit of the Certificateholders of the Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2005-1.

                Yield Maintenance Stated Termination
                November 25, 2007 subject to the Following Business Day Convention (as such term is defined in the Yield Maintenance Agreement).

                                   ARTICLE II
                              CONVEYANCE OF LOANS;
                         REPRESENTATIONS AND WARRANTIES

                SECTION 2.01. Conveyance of Loans.

                (a) Subject to its substitution and repurchase obligations hereunder, each Seller, concurrently with the execution and delivery hereof, hereby irrevocably sells, transfers, grants, bargains, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of such Seller in and to that portion of the Loans listed on the Loan Schedule that pertains to such Seller, including all interest and principal received or receivable by such Seller on or with respect to such Loans after the Cut-off Date and all interest and principal payments on such Loans received on or prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on such Loans on or before the Cut-off Date. On or prior to the Closing Date, each Seller shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Loan listed in that portion of the Loan Schedule that pertains to such Seller. Such delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by such Seller and the Depositor, for the Loans listed on the Loan Schedule that pertain to such Seller. With respect to any Loan that does not require the first payment of principal or interest thereon to be made on or before such Loan's Due Date in the month prior to the first Distribution Date, such Seller shall deposit into the Certificate Account on the Closing Date, an amount equal to one month's interest at the related Mortgage Rate on the Cut-off Date

Principal Balance of such Loan (the "Initial Certificate Account Deposit"). The Sellers, for the benefit of the Depositor, shall, in connection with the conveyance described in this Section 2.01(a), deliver to the Depositor on or prior to the Closing Date the financing statements described in Schedule VI. The Sellers shall also arrange for the delivery to the Depositor or its assignee, as applicable, of any appropriate Uniform Commercial Code continuation statements as may be necessary in connection with the financing statements referenced in the foregoing sentence.

                (b) The Depositor, concurrently with the execution and delivery hereof, hereby irrevocably sells, transfers, grants, bargains, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund together with the Depositor's right to require the Sellers to cure any breach of a representation or warranty made herein by the Sellers or to repurchase or substitute for any affected Loan in accordance herewith. In addition, the Depositor, for the benefit of the Trustee and the Certificateholders, shall, in connection with the conveyance described in this Section 2.01(b), deliver to the Trustee on or prior to the Closing Date the financing statements described in Schedule VII. The Depositor shall also arrange for the delivery to the Trustee of any appropriate Uniform Commercial Code continuation statements as may be necessary in connection with the financing statements referenced in the foregoing sentence.

                (c) In connection with the sale, transfer and assignment set forth in clause (b) above, the Depositor has delivered or caused to be delivered to the Trustee or a Custodian for the Trustee on or before the Closing Date or related Subsequent Transfer Date, as the case may be, `or shall deliver or cause to be delivered to the Trustee or a Custodian for the Trustee on or before such later date as is set forth below, for the benefit of the Certificateholders the following documents or instruments with respect to each Loan so sold, transferred and assigned:

                        (i) the original Mortgage Note endorsed (by manual or facsimile signature) as follows: "Pay to the order of JPMorgan Chase Bank, N.A. as trustee for the benefit of the Certificateholders of Popular ABS, Inc. Mortgage Pass-Through Certificates Series 2005-1 without recourse," with all intervening endorsements and all riders and modifications showing a complete chain of endorsement from the originator to the Person endorsing it to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

                        (ii) except as provided below, the original recorded Mortgage;

                        (iii) an original recorded assignment of the Mortgage (which may be included in a blanket assignment or assignments), duly executed by the appropriate Seller and the Depositor, which assignment will not be delivered on or before the Closing Date or related Subsequent Transfer Date, as applicable, but shall be delivered within the time period set forth in this Section 2.01, together with, except as provided below, all interim recorded assignments of such Mortgage, if any, all riders or modifications to such Mortgage, if any, (each such assignment to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates, with the original to be recorded by the Servicer as follows: the Servicer shall promptly send such assignments for recording, and shall return the original recorded assignment to the Trustee once returned as recorded by the applicable recording office);

                        (iv) the original of each assumption, modification, written assurance or substitution agreement, if any; and

                        (v) except as provided below, the original or duplicate original lender's title policy and all riders thereto.

                Notwithstanding the foregoing, in lieu of providing the documents described in clause (iii) above, the Depositor may at its discretion provide evidence that the related Mortgage is held through the MERS (R) System. With respect to any MOM Loan, the original recorded Mortgage that is provided shall note the MIN of such MOM Loan. Certain Mortgages were or may be, at the sole discretion of the Servicer, originally recorded in the name of MERS (R), solely as nominee for the applicable Seller and its successors or assigns; furthermore, subsequent assignments of such Mortgages were or may be, at the sole discretion of the Servicer, registered electronically through the MERS (R) System. For certain other Loans, (i) the Mortgage was recorded in the name of the Seller, (ii) record ownership was later assigned to MERS (R), solely as nominee for that Seller, and (iii) subsequent assignments of the Mortgage were or may be, at the sole discretion of the Servicer, registered electronically through the MERS (R) System. For each of these Loans, MERS (R) serves as mortgagee of record on the Mortgage solely as a nominee in an administrative capacity on behalf of the Trustee, and does not have any beneficial interest in the Loan.

                In the event that in connection with any Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments, if any, or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, and, in the case of the assignments, if any, of the Mortgage to the Trustee as required under (iii) above, the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, such original recorded Mortgage or such original recorded assignment, if any, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original recorded Mortgage and each such original recorded assignment, if any, or a copy thereof, certified, if appropriate, by the relevant recording office, and each title policy as required by clause (v) above be made later than one year following the Closing Date or related Subsequent Transfer Date, as applicable; provided, however, in the event the Depositor is unable to deliver within one year following the Closing Date or related Subsequent Transfer Date, as applicable, each original recorded Mortgage, and each such original recorded assignment, if any, or each such title policy by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such assignment, if any, because the related original recorded Mortgage or any related interim recorded assignment have not been returned by the appropriate recording office or, in the case of each title policy, because the title insurer has not received the recording information from the appropriate recording office for such original recorded Mortgage or original recorded assignment, if any, has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date or related Subsequent Transfer Date, as applicable. The Depositor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Loan and (b) any other documents required to be delivered by the Depositor or the Servicer to the Trustee. In the event that the original recorded Mortgage is not delivered and, in connection with the payment in full of the related Loan, the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where an original recorded Mortgage is lost after recordation in a public recording office, the appropriate Seller shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.


                As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, the Servicer shall (i) affix the Trustee's name to each assignment of Mortgage, if any, as the assignee thereof as Trustee for the benefit of the Certificateholders, (ii) cause such assignment, if any, to be in proper form for recording in the appropriate public office for real property records and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments, if any, of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgages as to which the information required to prepare such assignment in recordable form has not yet been received, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after receipt thereof.

                In the case of Loans that have been prepaid in full as of the Closing Date or related Subsequent Transfer Date, as applicable, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to Section 3.05 hereof.

        (d) The Depositor, the Sellers, the Servicer and the Trustee understand and agree that it is not intended that any Loan be included in the Trust Fund that is a "High-Cost Home Loan" as defined by the Homeownership and Equity Protection Act of 1994 or any other applicable predatory or abusive lending laws.

                SECTION 2.02. Acceptance by Trustee of the Loans.

                The Trustee acknowledges receipt of the documents identified in the initial certification in the form annexed hereto as Exhibit D and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of Texas, unless otherwise permitted by the Rating Agencies. In the event that the Trustee desires to maintain possession of the Mortgage Notes in a state (other than the State of Texas) constituting one of the United States of America, the Trustee shall, at least thirty (30) days prior to discontinuing possession of the Mortgage Notes in the State of Texas, provide (i) a notice of such intention to the Rating Agencies and the Sellers and (ii) an Opinion of Counsel stating that such relocation of the Mortgage Notes and the possession by the Trustee of the Mortgage Notes in such other state will not (a) destroy or impair the perfection by the Trustee of the security interests assigned and granted to the Trustee pursuant to the provisions of Section 10.04 or (b) subject any REMIC to any state tax.

                The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Servicer and the Sellers an initial certification in the form annexed hereto as Exhibit D. Based on its review and examination, and only as to the documents identified in such initial certification, the Trustee shall acknowledge that such documents appear regular on their face and relate to the Loans listed in the Loan Schedule or shall indicate any noted deviations. The Trustee, at the time of delivery of the initial certification, shall be under no duty or obligation (i) to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face or (ii) to determine whether the Mortgage File shall include any of the documents listed in Section 2.01(c), except for the Mortgage Note. Should there be any exceptions to the Trustee's initial certification as to the Mortgage Notes, the appropriate Seller shall have thirty (30) days from the Closing Date to cure such exception or deliver a Mortgage File or Mortgage Files for a Substitute Loan or Substitute Loans in accordance with Section 2.03(c). A Seller may cure an exception based on absence of a Mortgage Note for a Loan by delivering an executed copy of an Affidavit of Lost Note in the form attached as Annex I to Exhibit D hereto to the Trustee.

                Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Servicer and the Sellers a final certification in the form annexed hereto as Exhibit E, with any applicable exceptions noted thereon. At any time upon request (but not more frequently than once per calendar month), the Trustee shall deliver to the Depositor, the Servicer and the Sellers, an updated schedule of open exceptions in electronic or written format.

                If the Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Trustee shall list such as an exception in the final certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or
(ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. In performing any such review, the Trustee may conclusively rely on the Depositor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01(c) have been received and further confirming that any and all documents delivered pursuant to Section 2.01(c) have been executed and relate to the Loans identified in the Loan Schedule. The Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The appropriate Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if such Seller does not correct or cure such defect within such period, such Seller shall either (a) substitute for the related Loan a Substitute Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Loan from the Trustee within 90 days from the date such Seller was notified of such defect in writing at the Purchase Price of such Loan; provided, however, that in no event shall such substitution or purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Loan pursuant to this provision is required by reason of a delay in delivery of any comments by the appropriate recording office, and there is a dispute between either the Servicer or such Seller and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date; provided, that any Loan that does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be subject to a substitution or repurchase as provided in Section 2.05(b) of this Agreement. The Trustee shall deliver a report to each Rating Agency within 720 days from the Closing Date indicating a list of all documents in each Mortgage File in the possession of the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit J. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Loan shall be deposited by such Seller in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit J, the Trustee shall release the related Mortgage File to such Seller and shall execute and deliver at such Seller's request such instruments of transfer or assignment prepared by such Seller, in each case without recourse, as shall be necessary to vest in such Seller, or a designee, the Trustee's interest in any Loan released pursuant hereto.

                If, pursuant to the foregoing provisions, a Seller repurchases a Loan that is registered on the MERS (R) System, the Servicer shall cause MERS
(R) to execute and deliver an assignment of the related Mortgage in recordable form to transfer the Mortgage from MERS (R) to such Seller and shall cause such Mortgage to be removed from registration on the MERS (R) System in accordance with MERS' (R) rules and regulations or (ii) cause MERS (R) to designate on the MERS (R) System the Seller as the beneficial holder of such Loan.

                The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Servicer from time to time.

                It is understood and agreed that the obligation of the appropriate Seller to substitute for or to purchase any Loan which does not meet the requirements of Section 2.01 above shall constitute the sole and exclusive remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against any Seller.

                SECTION 2.03. Representations, Warranties and Covenants of the Sellers and the Servicer.

                (a)     (i)     Equity One-Delaware, Equity One-Pennsylvania,
                Equity One-Minnesota, Equity One-New Hampshire, Popular Funding and Popular Financial, in their capacities as Sellers, hereby make the representations and warranties set forth in Schedules IIA through IIF respectively, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date or related Subsequent Transfer Date, as applicable, or if so specified therein, as of the applicable Cut-off Date; and

                        (ii) The Servicer hereby makes the representations and warranties set forth in Schedule IIX, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date or related Subsequent Transfer Date, as applicable, or if so specified therein, as of the applicable Cut-off Date.

                (b) Equity One-Delaware, Equity One-Pennsylvania, Equity One-Minnesota, Equity One-New Hampshire, Popular Funding and Popular Financial, in their capacities as Sellers, hereby make the representations and warranties set forth in Schedules IIIA through IIIF respectively, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date or related Subsequent Transfer Date, as applicable, or if so specified therein, as of the applicable Cut-off Date.

                (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Loan, the party discovering such breach shall give prompt notice thereof to the other parties. Each Seller, for itself and not jointly and severally for all other Sellers, hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2.03(b) with respect to any Loan listed on the Loan Schedule that pertains to such Seller, such Seller may, and if such breach materially and adversely affects the interests of the Certificateholders such Seller shall, cure such breach in all material respects, and if such breach is not so cured, may or shall, as the case may be, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Loan (a "DELETED LOAN") from the Trust

Fund and substitute in its place a Substitute Loan, in the manner and subject to the conditions set forth in this Section or (ii) repurchase the affected Loan or Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit J and the Mortgage File for any such Substitute Loan. Notwithstanding the preceding sentence, any Loan that does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be subject to substitution or repurchase as provided in Section 2.05(b) of this Agreement. The appropriate Seller shall promptly reimburse the Servicer and the Trustee for any expenses reasonably incurred by the Servicer or the Trustee in respect of enforcing the remedies for such breach. With respect to the representations and warranties described in this Section which are made to the best of a Seller's knowledge, if it is discovered by either the Depositor, the appropriate Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Loan or the interests of the Certificateholders therein, notwithstanding such Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach by such Seller of the applicable representation or warranty.

                Notwithstanding any provision of the preceding paragraph to the contrary, the parties agree that a breach of a representation or warranty set forth in Section 47, 50, 51 or 57-62 of Schedules IIIA through IIIF shall be deemed to materially and adversely affect the interests of the Certificateholders in the related Loan and the related Seller shall be required to repurchase or substitute for such Loan in accordance with the provisions of this Section 2.03.

                With respect to any Substitute Loan or Loans, such Seller shall deliver to the Trustee for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related assignment of the Mortgage, if any, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the appropriate Seller on the next succeeding Distribution Date. For the month of substitution, distributions to the relevant Class will include the monthly payment due on any Deleted Loan for such month and thereafter the appropriate Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Servicer shall amend the Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Loan and the substitution of the Substitute Loan or Loans and the Servicer shall deliver the amended Loan Schedule to the Trustee. Upon such substitution, the Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the appropriate Seller shall be deemed to have made with respect to such Substitute Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b). Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Loan to the appropriate Seller and shall execute and deliver at the appropriate Seller's direction such instruments of transfer or assignment prepared by such Seller, in each case without recourse, as shall be necessary to vest title in such Seller, or its designee, with respect to the Trustee's interest in any Deleted Loan substituted for pursuant to this Section 2.03.

                For any month in which the appropriate Seller substitutes one or more Substitute Loans for one or more Deleted Loans, the Servicer will determine the amount (if any) by which the aggregate Stated Principal Balance of all such Substitute Loans is less than the aggregate Stated Principal Balance of all such Deleted Loans (such Stated Principal Balances to be measured as of the respective Due Dates in the month of substitution). The amount of such shortage (the "SUBSTITUTION ADJUSTMENT AMOUNT") plus an amount equal to the sum of (a) the aggregate of any unreimbursed Advances with respect to such Deleted Loans and (b) any costs and damages incurred by the Trust Fund in connection with such Deleted Loan prior to the date of such substitution shall be deposited in the Certificate Account by such Seller on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the related Loan became required to be purchased or replaced hereunder.

                In the event that the appropriate Seller shall have repurchased a Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.05 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which such Seller became obligated hereunder to repurchase or replace such Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit J, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Seller, and the Trustee shall execute and deliver at such Seller's direction such instruments of transfer or assignment prepared by such Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Seller to cure, repurchase or replace any Loan as to which a breach of a representation or warranty has occurred and is continuing shall constitute the sole and exclusive remedy against such Sellers respecting such breach of a representation and warranty available to Certificateholders, the Depositor or the Trustee on their behalf.

                (d)     The representations and warranties made pursuant to this
Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

                SECTION 2.03A. Additional Obligations of Equity One-Delaware.

                (a) In addition to the representations and warranties made by Equity One-Delaware in its capacity as a Seller, as described in Section 2.03 and set forth in Schedules IIA and IIIA, Equity One-Delaware hereby represents and warrants to the Depositor and the Trustee that all of the representations and warranties of the other Sellers described in Section 2.03 and set forth in Schedules IIB through IIF and IIIB through IIIF are true and accurate in all respects.

                (b) Equity One-Delaware hereby covenants that it shall comply with the repurchase and substitution obligations described in Section
2.02 and 2.03 in the event that (i) a breach of any of the representations and warranties set forth in Schedules IIIB through IIIF occurs and (ii) the related Seller defaults on its repurchase and substitution obligations under Sections
2.02 and 2.03.

                SECTION 2.04. Representations and Warranties of the Depositor as to the Loans

                The Depositor hereby represents and warrants to the Trustee with respect to each Loan that as of the Closing Date or related Subsequent Transfer Date, as applicable, and following the transfer of the Loans to it by the Sellers, the Depositor had good title to the Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

                The Depositor, concurrently with the execution and delivery hereof, hereby irrevocably sells, transfers, assigns, sets over, grants, bargains and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all of its rights, title and interest with respect to the Loans including, without limitation, the representations and warranties of the Sellers made pursuant to Sections 2.03(a) and 2.03(b) hereof, together with all rights of the Depositor to require any applicable Seller to cure any breach thereof or to repurchase or substitute for any affected Loan in accordance with this Agreement.

                It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04, which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties and to each Rating Agency.

                SECTION 2.05. Delivery of Opinion of Counsel in Connection with Substitutions.

                (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or Section 2.03 shall be made more than 90 days after the Closing Date unless the appropriate Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, and/or (ii) cause the Trust Fund to fail to qualify as one or more REMICs at any time that any Certificates are outstanding.

                (b) Upon discovery by the Depositor, the appropriate Seller, the Servicer or the Trustee that any Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the appropriate Seller, at such Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Loan for the affected Loan within 90 days from the discovery or (ii) repurchase the affected Loan within 90 days of such discovery in the same manner as it would repurchase a Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to such Seller the Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would release a Loan repurchased for breach of a representation or warranty contained in Section 2.03.

                SECTION 2.06. Execution and Delivery of Certificates.

                The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment and in payment therefor, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Certificateholders and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Certificateholders may be adequately and effectively protected.

                SECTION 2.07. REMIC Matters.

                The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to each REMIC created hereunder shall be the Trustee and the Trustee shall hold the Tax Matters Person Certificate. The Trust Fund's fiscal year shall be the calendar year and, for purposes of section 860C of the Code, the taxable income of each REMIC created hereunder shall be computed under an accrual method of accounting.

                The Trustee shall treat each of the Pre-Funding Account, the Net WAC Cap Account and the Reserve Fund as a separate and distinct outside reserve fund within the meaning of Section 1.860G-2(h) of the Income Tax Regulations. Neither the Pre-Funding Account, the Net WAC Cap Account, the Reserve Fund nor the Yield Maintenance Agreement shall be treated as an asset of any REMIC. The Trustee shall treat the rights of the Holders of the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates to receive payments in respect of Net WAC Cap Carryover as rights in a limited recourse interest rate cap contract. The Holders of the Class X Certificates will own each of the Net WAC Cap Account and the Reserve Fund. The Depositor will own the Pre-Funding Account. The Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates shall be treated as representing ownership of not only a regular interest in a REMIC but also ownership of an interest in an interest rate cap contract.

                The Trustee shall treat the payment of any Net WAC Cap Carryover (and for any Distribution Date up to and including the Distribution Date immediately following the end of the Pre-funding Period, any amounts of interest distributed on a Class of Offered Certificates in excess of the limitation described in footnote one for the table describing REMIC 3 as set forth in the Preliminary Statement) as paid first to the Class X Certificates, deposited by the Class X Holders in the Net WAC Cap Account and then paid from the Net WAC Cap Account to the relevant Offered Certificates. The Trustee shall treat the Offered Certificates as "contractual rights coupled with regular interests" within the meaning of Section 1.860G-2(i) of the Income Tax Regulations. In determining the issue price of the regular interests issued to Holders of Offered Certificates, the Trustee shall assume that each interest rate cap contract has a value of $10,000.

                SECTION 2.08. Covenants of the Servicer.

                The Servicer hereby covenants to the Depositor and the Trustee as follows:

                (a) the Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

                (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.

                SECTION 2.09. Subsequent Transfers.

                (a) Subject to the satisfaction of the conditions set forth in Article II hereof and paragraph (b) below and pursuant to the terms of the related Subsequent Transfer Agreement, in consideration of the Trustee's delivery on each Subsequent Transfer Date to or upon the order of the applicable Seller(s) of all or a portion of the balance of funds in the Pre-Funding Account, the applicable Seller(s) shall on such Subsequent Transfer Date irrevocably sell, transfer, grant, bargain, assign, set over and otherwise convey to the Trustee for the benefit of the Certificateholders, without recourse, all of the Seller(s)' right, title and interest in and to each related Subsequent Loan listed in the mortgage loan schedule attached as an exhibit to the related Subsequent Transfer Agreement including (i) the related Cut-Off Date Principal Balance and all interest payments due after the related Cut-Off Date;
(ii) any real property that secured such Subsequent Loan and that has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of such Subsequent Loan; and (iv) all proceeds of the foregoing to the Trustee for the benefit of the Certificateholders. The transfer by the Seller(s) to the Trustee, for the benefit of the Certificateholders, of the Subsequent Loans set forth in the mortgage loan schedule attached as an exhibit to the related Subsequent Transfer Agreement shall be absolute and shall be intended by all parties hereto to be treated as a sale by the Seller(s) to the Trust Fund for all purposes. The amount released from the Pre-Funding Account shall be one hundred percent (100%) of the aggregate of the applicable Cut-Off Date Principal Balances of the Subsequent Loans so transferred.

                (b) On each Subsequent Transfer Date, the Trustee shall withdraw from the Pre-Funding Account funds in an amount equal to one hundred percent (100%) of the aggregate of the applicable Cut-Off Date Principal Balances of the Subsequent Loans so transferred to the Trust Fund on such Subsequent Transfer Date and shall use such cash to purchase such Subsequent Loans, along with the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to such Subsequent Transfer Date:

                (i) the Seller(s) shall have provided the Trustee and the Rating Agencies with an Addition Notice, which notice shall be given not less than five Business Days prior to such Subsequent Transfer Date and shall designate (a) the Subsequent Loans to be sold to the Trust, (b) the aggregate Cut-Off Date Principal Balance of such Subsequent Loans, (c) the amount required to be remitted to the Trustee pursuant to Section 2.09(b)(ii) with respect to such Subsequent Loans and (d) whether such Subsequent Loan is a Group I Subsequent Loan, Group II-A Subsequent Loan or Group II-B Subsequent Loan;

                (ii) the Seller(s) shall have remitted to the Trustee for deposit in the Certificate Account all principal and interest payments due and collected after the applicable Cut-Off Date or due after such Cut-Off Date but collected before such Cut-Off Date in respect of each Subsequent Loan;

                (iii) the Seller(s) shall have delivered an Officer's Certificate to the Trustee confirming that, as of each Subsequent Transfer Date, the Seller(s) were not insolvent, nor would they be made insolvent by such transfer, nor were they aware of any pending insolvency;

                (iv)    the Funding Period shall not have ended;

                (v) the Seller(s) shall have delivered to the Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Transfer Agreement;

                (vi) the Seller(s) shall have delivered an Officer's Certificate to the Trustee confirming that the representations and warranties of the Seller(s) pursuant to Section 2.03 hereof (other than to the extent such representations and warranties relate to statistical information as to the characteristics of the Initial Loans) are true and correct with respect to the Seller(s) and the Subsequent Loans, as applicable, as of the Subsequent Transfer Date;

                (vii) the Seller(s) shall have provided the Trustee with an Opinion of Counsel to the effect that the conveyance of the Subsequent Loans conveyed on the Subsequent Transfer Date:

                        (A) will not (1) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (2) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding; and

                        (B) will be characterized as a true sale and not as a loan secured by the Subsequent Loans;

                (viii) in connection with the transfer and assignment of the Subsequent Loans, the Seller(s) shall satisfy the document delivery requirements set forth in Section 2.01(a) and (c) hereof;

                (ix) the Seller(s) shall have delivered an Officer's Certificate to the Trustee confirming that the conveyance of the Subsequent Loans as of the Subsequent Transfer Date will not result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Offered Certificates;

                (x) the Seller(s) shall have delivered an Officer's Certificate to the Trustee confirming that the Rating Agencies shall have consented to the conveyance of the Subsequent Loans to the Trust Fund;

                (xi) the Seller(s) shall have delivered an Officer's Certificate to the Trustee confirming that following delivery of the Subsequent Loans to the Trust Fund, the Loans (including the Subsequent Loans, if any) and the Subsequent Loans shall have the following characteristics (calculated as of the applicable Cut-Off Date):

                        (A) not more than 0.70% of the Loans were 30-59 days contractually past due (assuming 30 day months);

                        (B) the weighted average Combined Loan-to-Value Ratio of the Loans shall not exceed 86.20%;

                        (C) the weighted average FICO score of the Loans shall not be less than 635;

                        (D) the weighted average Mortgage Rate of the Loans shall not be less than 7.000%;

                        (E) the weighted average margin of the Group II Loans shall not be less than 6.350%;

                        (F) not more than 1.00% of the Loans shall be Multi-family Loans;

                        (G) not less than 80.00% of the Loans will have prepayment penalties;

                        (H) not less than 96.88% of the Loans shall be secured by a first mortgage on the related Mortgaged Property;

                        (I) not less than 73.50% of the Loans shall have been originated pursuant to the Sellers' full documentation program;

                        (J) not less than 82.00% of the Loans shall be classified as "Grade A Credits" under the Sellers' loan underwriting standards;

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                        (K)     not more than 12.00% of the Loans shall have
                                borrowers located in the same state;

                        (L) not more than 3.00% of the Loans shall be Balloon Loans;

                        (M) not more than 7.00% of the Loans shall be investor non-owner;

                        (N) not more than 77.00% of the Loans shall be cash out refinance;

                        (O)     none of the Subsequent Group I Loans may:

                                (1) be contractually past due (assuming 30 day months) for 60 or more days as of the related Cut-off Date;

                                (2)     have an original term to maturity in
                                        excess of 360 months;

                                (3)     have a Mortgage Rate less than 5.00%;

                                (4) have a Cut-off Date Principal Balance in excess of $750,000;

                                (5) have a Combined Loan-to-Value Ratio in excess of 100%; or

                                (6)     have an adjustable rate;

                        (P)     none of the Subsequent Group II-A Loans may:

                                (1) be contractually past due (assuming 30 day months) for 60 or more days as of the related Cut-off Date;

                                (2)     have an original term to maturity in
                                        excess of 360 months;

                                (3)     have a Mortgage Rate less than 5.00%;

                                (4)     have an initial fixed rate period
                                        greater than 60 months;

                                (5) have a Cut-off Date Principal Balance in excess of $750,000;

                                (6) have a Combined Loan-to-Value Ratio in excess of 100%;

                                (7)     be a Multi-family Loan;

                                (8)     be secured by a second or any junior
                                        lien on the related Mortgaged Property;

                                (9)     have a margin of less than 2.00%; or

                                (10) have an original principal balance that exceeds agency loan balance limits; and

                        (Q)     none of the Subsequent Group II-B Loans may:

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

                                (1) be contractually past due (assuming 30 day months) for 60 or more days as of the related Cut-off Date;

                                (2)     have an original term to maturity in
                                        excess of 360 months;

                                (3)     have a Mortgage Rate less than 5.00%;

                                (4)     have an initial fixed rate period
                                        greater than 60 months;

                                (5) have a Cut-off Date Principal Balance in excess of $750,000;

                                (6) have a Combined Loan-to-Value Ratio in excess of 100%;

                                (7)     be secured by a second or any junior
                                        lien on the related Mortgaged Property;
                                        or

                                (8)     have a margin of less than 2.00%.

                (c) In connection with each Subsequent Transfer Date and on the related Distribution Date, the Trustee shall determine the amount and correct dispositions of Pre-Funding Earnings for such Distribution Date in accordance with the provisions of this Agreement. In the event that any such amount is released by the Trustee from the Pre-Funding Account as a result of calculation error, the Trustee shall not be liable therefor, and the Depositor shall immediately repay such amount to the Trustee.

                (d) The Trustee shall acknowledge receipt on each Subsequent Transfer Date of the Subsequent Loans delivered to it by delivering on such Subsequent Transfer Date to the Sellers, the Depositor and the Servicer, with respect to such Subsequent Loans, a certification substantially similar to the initial certification required under Section 2.03 hereof in the form attached hereto as Exhibit D. Within forty-five (45) Business Days after the related Subsequent Transfer Date, the Trustee shall, as specified in Section 2.01 hereof, review the documents required to be delivered pursuant to Section 2.09(b)(viii) hereof (or shall cause such documents to be reviewed) and shall deliver to the Sellers, the Depositor and the Servicer, with respect to such Subsequent Loans, a certification substantially similar to the final certification required under Section 2.03 hereof in the form attached hereto as Exhibit E.

                SECTION 2.10. Mandatory Prepayment.

                Any Unutilized Funding Amount shall be distributed to Holders of the Offered Certificates in accordance with Sections 3A.04(e) and 4.02 hereof on the Distribution Date immediately following the end of the Funding Period.

                                   ARTICLE III
                          ADMINISTRATION AND SERVICING
                                    OF LOANS

                SECTION 3.01. Servicer to Service Loans.

                For and on behalf of the Certificateholders, the Servicer shall service and administer the Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02

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

hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof, (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(iii) to collect any Insurance Proceeds and other Liquidation Proceeds and Recoveries and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Loan; provided that the Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. The Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Loan, and shall not make or permit any modification, waiver or amendment of any Loan which would cause the Trust Fund to fail to qualify as one or more REMICs or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Loans to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Servicer. In addition, upon the request of the Servicer from time to time the Trustee shall execute and deliver to the Servicer one or more powers of attorney in the form attached hereto as Exhibit M.

                SECTION 3.02. Subservicing; Enforcement of the Obligations of Servicers.

                (a) The Servicer may arrange for the subservicing of any Loan by a Subservicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Loans in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer. Each subservicing agreement, if any, shall provide that any successor servicer (including, without limitation, the Trustee acting in such capacity) shall have the right to terminate such subservicing agreement without the payment of any fees or other amounts to the subservicer.

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

                (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

                SECTION 3.03. Rights of the Depositor and the Trustee in Respect of the Servicer.

                The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

                SECTION 3.04. Trustee to Act as Servicer.

                In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Servicer pursuant to Section 3.09 hereof or any acts or omissions of the predecessor Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Loans hereunder including, but not limited to, repurchases or substitutions of Loans pursuant to Section 2.02 or
2.03 hereof, (iv) responsible for expenses of the Servicer pursuant to Section
2.03 or (v) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02 hereof. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or its successor shall succeed to any rights and obligations of the Servicer under each subservicing agreement.

                The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

                SECTION 3.05. Collection of Loan Payments; Certificate Account; Distribution Account.

                (a) The Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Servicer cannot extend the maturity of any such Loan past the date on which the final payment is due on the latest maturing Loan as of the Cut-off Date. In the event of any such arrangement, the Servicer shall make Advances on the related Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection

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

of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

                (b) The Servicer shall establish and maintain a Certificate Account into which the Servicer shall deposit or cause to be deposited within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

                        (i) all payments on account of principal on the Loans, including Principal Prepayments;

                        (ii) all payments on account of interest on the Loans, net of the related Servicing Fee;

                        (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, and all Recoveries;

                        (iv) any amount required to be deposited by the Servicer pursuant to Section 3.05(d) in connection with any losses on Permitted Investments;

                        (v) any amounts required to be deposited by the Servicer pursuant to Section 3.09(c) and, in respect of net monthly rental income from REO Property, pursuant to Section 3.11 hereof;

                        (vi)    all Substitution Adjustment Amounts;

                        (vii)   all Advances made by the Servicer pursuant to
        Section 4.01; and

                        (viii) any other amounts required to be deposited hereunder.

                The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Servicer. In the event that the Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with
Section 3.08.

                (c) The Trustee shall establish and maintain, for the benefit of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

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

                        (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.08(a)(ix); and

                        (ii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

                In the event that the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee uninvested in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Servicer.

                (d) Each institution at which the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than, the second Business Day next preceding the Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution or affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent and/or custodian or subcustodian, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. So long as no Event of Default shall have occurred and be continuing, all income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided herein. If an Event of Default has occurred and is continuing, all income and gain net of any losses realized from Permitted Investments made with funds on deposit in the Certificate Account shall be deposited into the Certificate Account without right of reimbursement. The amount of any realized losses in the Certificate Account in respect of any such investments shall promptly be deposited by the Servicer (from its own funds) in the Certificate Account. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with this Section 3.05.

                (e) The Servicer shall give notice to the Trustee, each Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof. The Trustee shall give notice to the Servicer, each Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account prior to any change thereof.

                SECTION 3.06. Payment of Taxes, Assessments, Hazard Insurance Premiums and Similar Items; Escrow Accounts.

                (a) The Servicer shall require Mortgagors to pay all taxes, assessments, hazard insurance premiums, flood insurance premiums, condominium association dues or comparable items for the account of the Mortgagors. To the extent required by the Seller at the time the related Loan was originated and not violative of current law, the Servicer shall establish and maintain one or more accounts (each, an "ESCROW ACCOUNT") and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums, condominium association dues or comparable items for the account of the Mortgagors. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of

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

applicable law or if the Seller of the related Loan did not require the establishment of an Escrow Account at the time the Loan was originated.

                Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium association dues, or comparable items, to reimburse the Servicer out of related collections for any payments made pursuant to Sections
3.01 hereof (with respect to taxes and assessments and insurance premiums) and
3.09 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01 hereof. The Escrow Accounts shall not be a part of the Trust Fund.

                (b)     The Servicer shall advance any payments referred to in
Section 3.06(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Servicer, are required to be made to protect the lien of the Mortgage and will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise. The amount of any such advances made by the Servicer for the purpose of maintaining any hazard or flood insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the related Loan, notwithstanding that the terms of the Loan so permit. Any advance made by the Servicer pursuant to this Section 3.06 shall be recoverable as a Servicing Advance to the extent permitted by Section 3.08.

                SECTION 3.07. Access to Certain Documentation and Information Regarding the Loans.

                (a) The Servicer shall afford the Depositor, the Trustee and each Rating Agency reasonable access to all records and documentation regarding the Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

                (b) Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

                SECTION 3.08. Permitted Withdrawals from the Certificate Account and Distribution Account.

                (a) The Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

                        (i) to pay to the Servicer (to the extent not previously retained by the Servicer) the servicing compensation to which it is entitled pursuant to Section 3.13, and, subject to Section 3.05(d), to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

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

                        (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Loan(s) in respect of which any such Advance was made, excluding any Purchase Price proceeds received from the Servicer pursuant to Section 3.11 and subject to Section 9.01;

                        (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made, except that the Servicer shall no longer be entitled to reimbursement for any Nonrecoverable Advance on a Loan as of the date the Servicer purchases such Loan from the Trust Fund pursuant to Section 3.11 or Section 9.01;

                        (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

                        (v) to reimburse the Servicer for (a) unreimbursed Servicing Advances, the Servicer's right to reimbursement pursuant to this clause (a) with respect to any Loan being limited to amounts received on such Loan(s) which represent late recoveries of the payments for which such Servicing Advances were made pursuant to Section 3.01 or
        Section 3.06 and (b) for unpaid Servicing Fees as provided in Section
        3.11 hereof;

                        (vi) to pay to the purchaser, with respect to each Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

                        (vii) to (A) reimburse the Sellers, the Servicer or the Depositor for expenses incurred by any of them that are reimbursable pursuant to Section 6.03 hereof or (B) to pay to the Trustee any Trustee Permitted Withdrawal Amounts;

                        (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

                        (ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the Available Funds for such Distribution Date and remit such amounts to the Trustee for deposit in the Distribution Account; and

                        (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof.

                The Servicer shall keep and maintain separate accounting, on a Loan by Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (ii), (iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Loans(s), and their respective portions of such Nonrecoverable Advance.

                (b) The Trustee shall withdraw funds from the Distribution Account to make the distributions specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

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

                        (i) to the extent not remitted by the Servicer pursuant to Section 3.08(a)(vii)(B) above within a reasonable period of time after request by the Trustee, to remit (prior to making any other distributions from amounts held in the Distribution Account) to itself any Trustee Permitted Withdrawal Amounts;

                        (ii) to withdraw and return to the Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

                        (iii) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof.

                SECTION 3.09. Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

                (a) The Servicer shall require Mortgagors to maintain, for each Loan, hazard insurance with extended coverage (i) in the case of a Loan secured by a Mortgage creating a first lien on the related Mortgaged Property, in an amount that is at least equal to the original principal balance of such Loan or the maximum insurable value of the improvements on such Mortgaged Property, whichever is less, and (ii) in the case of a Second Lien Loan, in an amount equal to the lesser of the combined principal balance of such Second Lien Loan and the related first lien mortgage loan or the maximum insurable value of the improvements on the related Mortgaged Property. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the improvements on the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Certificate Account. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Servicer shall require the related Mortgagor to maintain flood insurance with respect to such Loan. Such flood insurance shall be in an amount equal to the original principal balance of the related Loan.

                (b) The Servicer shall not be required to have Mortgagors maintain any Primary Mortgage Insurance Policy with respect to any Loan, but may do so as allowed by law, and shall allow the cancellation of any such Primary Mortgage Insurance Policy as required by law. The Servicer shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. If any Mortgagor fails to pay the premiums for its Primary Mortgage Insurance Policy, if any, the Servicer may, but shall not be required to, pay such premiums. Any payment made by the Servicer pursuant to this Section 3.09(b) shall be recoverable as a Servicing Advance to the extent permitted by Section 3.08.

                (c) In connection with its activities as Servicer of the Loans, the Servicer agrees to present on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Loans. Any amounts collected by the Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Certificate Account.

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

                SECTION 3.10. Enforcement of Due-on-Sale Clauses; Assumption Agreements.

                (a) When any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer, to the extent that it has knowledge of such conveyance, may, at its discretion, but is not required to, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. The Servicer is authorized, subject to
Section 3.10(b), to take or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.10(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

                (b) In any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

                SECTION 3.11. Realization Upon Defaulted Loans; Repurchase and Sale of Certain Loans.

                The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer shall not be required to expend its own funds in connection

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

with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Servicer has knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one mile radius of any site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

                With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity thereunder. In order to facilitate sales of REO Properties by the Servicer, upon the Servicer's request, the Trustee shall promptly provide the Servicer with appropriate limited durable powers of attorney or such other documentation as may reasonably be required by the Servicer or purchasers of REO Properties to consummate such sales. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

                In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Loan, the Servicer shall dispose of such Mortgaged Property prior to the close of the third taxable year of the Trust Fund following the taxable year of the Trust Fund in which the Trust Fund acquired such Mortgaged Property, unless the Trustee shall have been supplied with an Opinion of Counsel (which Opinion of Counsel shall not be at the expense of the Trustee) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC to fail to qualify as one or more REMICs at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production

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

of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or
(ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

                The decision of the Servicer to foreclose on a defaulted Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

                The proceeds from any liquidation of a Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees related to such Liquidated Loan; second, to reimburse the Servicer for any unreimbursed Advances; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the calendar month preceding the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.13.

                The Servicer, in its sole discretion, shall have the right to purchase for its own account or for resale as set forth herein from the Trust Fund any Loan which is 91 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Loan purchased hereunder shall be deposited in the Certificate Account and the Trustee, upon receipt of a Request for Release from the Servicer substantially in the form of Exhibit J, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser, in each case without recourse, as shall be necessary to vest in the purchaser any Loan released pursuant hereto and the purchaser shall succeed to all the Trustee's right, title and interest in and to such Loan and all security and documents related thereto. Such assignment shall be a sale and assignment outright and not for security. The purchaser shall thereupon own such Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

                SECTION 3.12. Documents, Records and Funds in Possession of Servicer to be Held for the Trustee.

                Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds, Insurance Proceeds or Recoveries in respect of any Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Recoveries, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in

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connection with, a Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

                SECTION 3.13. Servicing Compensation.

                As compensation for its activities hereunder, the Servicer shall be entitled to retain or withdraw from the Certificate Account an amount equal to the Servicing Fee for each Loan, provided that the aggregate Servicing Fee for the Loans with respect to any Distribution Date shall be reduced (i) by an amount equal to the aggregate of the Prepayment Interest Shortfalls, if any, with respect to such Distribution Date, up to the full amount of the aggregate Servicing Fee, and (ii) with respect to the first Distribution Date, an amount equal to any amount to be deposited into the Certificate Account by the Sellers pursuant to Section 2.01(a) and not so deposited.

                Additional servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments made with funds on deposit in the Certificate Account shall be retained by the Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section 3.05 hereof. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

                SECTION 3.14. Access to Certain Documentation.

                The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising certain Certificateholders and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

                SECTION 3.15. Annual Statement as to Compliance.

                The Servicer shall deliver to the Depositor and the Trustee on or before 120 days after the end of the Servicer's fiscal year, commencing with the fiscal year in which the Initial Cut-off Date occurs, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding fiscal year and of the performance of the Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency.

                SECTION 3.16. Annual Independent Public Accountants' Servicing Statement; Financial Statements.

                On or before 120 days after the end of the Servicer's fiscal year, commencing with the fiscal year in which the Initial Cut-off Date occurs, the Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the

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Servicer, the Seller or any affiliate thereof) which is a member of the American
Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Loans under this Agreement and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with this Agreement except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation
Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided such statement is delivered by the Servicer to the Trustee.

                SECTION 3.17. Errors and Omissions Insurance; Fidelity Bonds.

                The Servicer shall, for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

                SECTION 3.18. RESERVED.

                SECTION 3.19. Delinquent Loans.

                For all purposes in this Agreement and the Exhibits and Schedules attached hereto, the determination as to whether a Loan is delinquent shall be based on the number of days that payments on such Loan are contractually past due, assuming 30-day months. For example, a payment due on the first day of a month is not 30 days delinquent until the first day of the following month.

                                  ARTICLE IIIA
            RESERVE FUND; net wac cap account AND PRE-FUNDING ACCOUNT

                SECTION 3A.01 RESERVED.

                SECTION 3A.02 Reserve Fund and Yield Maintenance Agreement.

                (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Class AV-1A, Class AV-1B and Class AV-2 Certificates, the Reserve Fund to cover certain payments to the Class AV-1A, Class AV-1B and Class AV-2 Certificates. The Reserve Fund shall be an Eligible Account, and funds on deposit in such fund shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement. The Reserve Fund shall be treated as an "outside reserve fund" under applicable Treasury regulations and will not be part of any REMIC. Any investment earnings on the Reserve Fund will be treated as owned by the Holders of the Class X Certificates and will

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

be taxable to the Holders of the Class X Certificates. Distributions made to any outside reserve fund under this document shall be treated as made to the Class X Certificateholders.

                (b) In addition, on the Closing Date, the Yield Maintenance Agreement will be entered into by the Counterparty and the Trustee, for the benefit of the Holders of the Class AV-1A, Class AV-1B and Class AV-2 Certificates. On each Distribution Date, the Trustee will deposit into the Reserve Fund any amounts received pursuant to the Yield Maintenance Agreement. Pursuant to the terms of the Yield Maintenance Agreement, amounts received thereunder will be allocable to either the Class AV-1A, Class AV-1B or Class AV-2 Certificates and the Trustee shall maintain records tracking such allocation. The Trustee shall collect payments due under and otherwise enforce the terms of the Yield Maintenance Agreement. The Trustee shall make withdrawals from the Reserve Fund to make distributions pursuant to Section 4.02(g). Notwithstanding anything to the contrary contained herein, in no event shall the Trustee in its fiduciary capacity be liable to the Holders of the Class AV-1A, Class AV-1B and Class AV-2 Certificates, be required to make any deposit from its own funds into the Reserve Fund, or be required to take any action against the Counterparty in connection with any delay in payment of amounts due under the Yield Maintenance Agreement caused by any government action as further described in clause (j) of Part I of the Schedule to the Yield Maintenance Agreement during the grace period specified therein.

                (c) The Trustee shall invest the funds in the Reserve Fund in the following Permitted Investment: JPMorgan Prime Money Market Fund Premier Shares (350), which investments shall mature not later than, the second Business Day preceding each Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution or affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent and/or custodian or subcustodian, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Date) and shall not be sold or disposed of prior to their maturity. All investments made with funds from the Reserve Fund shall be made in the name of the Trustee, for the benefit of the Holders of the Class AV-1A, Class AV-1B and Class AV-2 Certificates. All income and gain net of any losses realized from any such investment of funds on deposit in the Reserve Fund shall be deposited in the Reserve Fund. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Reserve Fund and made in accordance with this Section 3A.02.

                (d) Upon termination of the Trust Fund, any amounts remaining in the Reserve Fund shall be distributed to the Holders of the Class X Certificates.

                (e) In the event that the Yield Maintenance Agreement is terminated prior to the Yield Maintenance Stated Termination and the Counterparty has not obtained a replacement counterparty to assume its obligations thereunder pursuant to the terms of the Yield Maintenance Agreement, the Trustee shall obtain a replacement yield maintenance agreement acceptable to the Servicer and shall apply any amounts received from the Counterparty under the Yield Maintenance Agreement in connection with its termination, to the extent necessary, to obtain such replacement. In no event whatsoever shall the Trustee be responsible for costs and expenses incurred in connection with obtaining a replacement yield maintenance agreement or for any fees, costs or expenses payable thereunder.

                (f) If, upon termination of the Trust Fund pursuant to the provisions of Article IX hereof, the "Notional Amount," as set forth in Appendix A to any of the Confirmations relating to the Yield Maintenance Agreement, is greater than zero, the Trustee shall, as of the date of such termination, assign to Equity One, Inc. all of its right, title and interest in and to the Yield Maintenance Agreement and any payments thereunder (subject to applicable regulations and account opening procedures).

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

                (g) For any Distribution Date on which there is a payment under the Yield Maintenance Agreement based on a notional balance in excess of the aggregate Class Certificate Balance of the Class AV-1A, Class AV-1B or Class AV-2 Certificates, as applicable, the amount representing such excess payment, to the extent not otherwise distributed pursuant to Section 4.02(g)(i), shall not be an asset of the Trust Fund and, instead, shall be paid into and distributed out of a separate trust created by this Agreement for the benefit of the Class X Certificates and shall be distributed to the Class X Certificates pursuant to Section 4.02(g)(ii).

                SECTION 3A.03. Net WAC Cap Account

                (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, the Net WAC Cap Account and deposit therein the amount of $10,000 paid to the Trustee by the Depositor. The Net WAC Cap Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement. The Net WAC Cap Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and will not be part of any REMIC. Any investment earnings on the Net WAC Cap Account will be treated as owned by the Holders of the Class X Certificates and will be taxable to the Holders of the Class X Certificates. Distributions made to any outside reserve fund under this document shall be treated as made to the Class X Certificateholders.

                (b) On each Distribution Date, the Trustee shall deposit amounts in the Net WAC Cap Account pursuant to Section 4.02(d)(xxvi). The amount required to be deposited into the Net WAC Cap Account on any Distribution Date will equal the aggregate Net WAC Cap Deposit Amount for the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates. The Trustee shall make withdrawals from the Net WAC Cap Account to make distributions pursuant to Section 4.02(f).

                (c) The Trustee shall invest the funds in the Net WAC Cap Account as directed in writing by the Holders of the Class X Certificates in Permitted Investments, which shall mature not later than, the second Business Day preceding each Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution or affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent and/or custodian or subcustodian, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Date) and shall not be sold or disposed of prior to their maturity. Any investment earnings on such amounts shall be payable to the Holders of the Class X Certificates. The Holders of the Class X Certificates shall be treated as the owners of the Net WAC Cap Account for federal tax purposes. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Net WAC Cap Account and made in accordance with this
Section 3A.03(c).

                (d) Upon termination of the Trust Fund, any amounts remaining in the Net WAC Cap Account shall be distributed to the Holders of the Class X Certificates.

                SECTION 3A.04. Pre-Funding Account.

                (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Offered Certificates, the Pre-Funding Account and deposit therein the Original Pre-Funded Amount paid to the Trustee by the Depositor. Up to $94,826,673.11, up to $32,491,131.69 and up to $7,845,289.95 of the Original Pre-Funded Amount may be used to purchase

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

Subsequent Group I Loans, Subsequent Group II-A Loans and Subsequent Group II-B Loans, respectively, in accordance with the provisions of this Agreement and the related Subsequent Transfer Agreement(s). The Pre-Funding Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of any REMIC. The Pre-Funding Earnings shall be for the benefit of the Depositor and shall be payable to the Depositor, to the extent not previously distributed to the Depositor, on each Distribution Date during the Funding Period and on the Distribution Date immediately following the end of the Funding Period.

                (b)     RESERVED.

                (c) Amounts on deposit in the Pre-Funding Account shall be invested as directed in writing by the Servicer in Permitted Investments, which shall mature no later than the Business Day immediately preceding the next Distribution Date; provided, however, that such investments may mature at a later date than that set forth above upon receipt by the Trustee of confirmation in writing from each Rating Agency that such investments' maturity shall not result in a downgrade of the Offered Certificates. All such Permitted Investments in the Pre-Funding Account shall be made in the name of the Trustee for the benefit of the Holders of the Offered Certificates.

                (d) On each Subsequent Transfer Date, upon satisfaction of the conditions set forth in Section 2.09 hereof, the Trustee shall, subject to the Group limits set forth in Section 3A.04(a), withdraw from the Pre-Funded Amount then on deposit in the Pre-Funding Account an amount equal to 100% of the aggregate of the Cut-Off Date Principal Balances of the Subsequent Loans sold to the Trust Fund for inclusion in the Trust Fund on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller(s).

                (e) On the Business Day prior to the Distribution Date immediately following the end of the Funding Period, the Trustee shall (i) withdraw the Unutilized Funding Amount, if any, from the Pre-Funding Account and
(ii) promptly deposit such amount in the Certificate Account. The amount deposited in the Certificate Account pursuant to the preceding sentence shall be net of any Pre-Funding Earnings not previously distributed to the Depositor, which shall be distributed to the Depositor in accordance with paragraph (a) above.

                                   ARTICLE IV
                                DISTRIBUTIONS AND
                            ADVANCES BY THE SERVICER

                SECTION 4.01. Advances.

                The Servicer shall determine on or before each Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Servicer determines it is required to make an Advance, it shall, on or before the Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Certificate Account no later than the close of business on the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Loan shall continue if such Loan has been foreclosed or otherwise terminated and the Mortgaged Property has not been liquidated.

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

                SECTION 4.02. Priorities of Distribution and Allocation.

(a)     Interest. On each Distribution Date, the Trustee will distribute:

        (i) from the Group I Interest Remittance Amount for that Distribution Date, in the following order of priority, to the extent available:

                        (A) first, to the Trustee, any amounts then due and owing representing fees of the Trustee based on the aggregate Stated Principal Balance of the Group I Loans and, to the extent not paid by Trustee Permitted Withdrawal Amounts, expenses and indemnity amounts due and owing to the Trustee relating to the Group I Loans;

                        (B) second, to the Servicer, an amount equal to the sum of (1) the Servicing Fee relating to the Group I Loans, except to the extent previously paid with permitted withdrawals from the Certificate Account, and (2) any other amounts expended by the Servicer in connection with the Group I Loans and reimbursable thereto under this Agreement but not previously reimbursed;

                        (C) third, concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, pro rata, the applicable Interest Distribution Amounts for that Distribution Date;

                        (D) fourth, concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, pro rata, the applicable Class Unpaid Interest Amounts, if any; and

                        (E) fifth, concurrently, to the Class AV-1A, Class AV-1B and Class AV-2 Certificates, pro rata, an amount equal to the excess, if any, of (1) the amount required to be distributed pursuant to clause (a)(ii)(C) and clause (a)(ii)(D) below (with respect to the Class AV-1A and Class AV-1B Certificates) and clause (a)(iii)(C) and clause
                                (a)(iii)(D) below (with respect to the Class
                                AV-2 Certificates) for that Distribution Date over (2) the amount actually distributed pursuant to those clauses from the Group II-A Interest Remittance Amount and the Group II-B Interest Remittance Amount, respectively, to the extent not otherwise paid.

        (ii) from the Group II-A Interest Remittance Amount for that Distribution Date, in the following order of priority, to the extent available:

                        (A) first, to the Trustee, any amounts then due and owing representing fees of the Trustee based on the aggregate Stated Principal Balance of the Group II-A Loans and, to the extent not paid by Trustee Permitted Withdrawal Amounts, expenses and indemnity amounts due and owing to the Trustee relating to the Group II-A Loans;

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                        (B)     second, to the Servicer, an amount equal to the
                                sum of (1) the Servicing Fee relating to the Group II-A Loans, except to the extent previously paid with permitted withdrawals from the Certificate Account, and (2) any other amounts expended by the Servicer in connection with the Group II-A Loans and reimbursable thereto under this Agreement but not previously reimbursed;

                        (C) third, to the Class AV-1A and Class AV-1B Certificates, pro rata, the applicable Interest Distribution Amount for that Distribution Date;

                        (D) fourth, to the Class AV-1A and Class AV-1B Certificates, pro rata, the applicable Class Unpaid Interest Amount, if any; and

                        (E)     fifth, concurrently, to the Class AF
                                Certificates and Class AV-2 Certificates, pro rata, an amount equal to the excess, if any, of
                                (1) the amount required to be distributed pursuant to clause (a)(i)(C) and clause
                                (a)(i)(D) above (with respect to the Class AF Certificates) and clause (a)(iii)(C) and clause
                                (a)(iii)(D) below (with respect to the Class
                                AV-2 Certificates) for that Distribution Date over (2) the amount actually distributed pursuant to those clauses from the Group I Interest Remittance Amount and the Group II-B Interest Remittance Amount, respectively, to the extent not otherwise paid.

        (iii) from the Group II-B Interest Remittance Amount for that Distribution Date, in the following order of priority, to the extent available:

                        (A) first, to the Trustee, any amounts then due and owing representing fees of the Trustee based on the aggregate Stated Principal Balance of the Group II-B Loans and, to the extent not paid by Trustee Permitted Withdrawal Amounts, expenses and indemnity amounts due and owing to the Trustee relating to the Group II-B Loans;

                        (B) second, to the Servicer, an amount equal to the sum of (1) the Servicing Fee relating to the Group II-B Loans, except to the extent previously paid with permitted withdrawals from the Certificate Account, and (2) any other amounts expended by the Servicer in connection with the Group II-B Loans and reimbursable thereto under this Agreement but not previously reimbursed;

                        (C) third, to the Class AV-2 Certificates, the applicable Interest Distribution Amount for that Distribution Date;

                        (D) fourth, to the Class AV-2 Certificates, the applicable Unpaid Interest Amounts, if any; and

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                        (E)     fifth, concurrently to the Class AF
                                Certificates, Class AV-1A Certificates and Class AV-1B Certificates, pro rata, an amount equal to the excess, if any, of (1) the amount required to be distributed pursuant to clause (a)(i)(C) and clause (a)(i)(D) above (with respect to the Class AF Certificates) and clause (a)(ii)(C) and clause (a)(ii)(D) above (with respect to the Class AV-1A Certificates and Class AV-1B Certificates) for that Distribution Date over
                                (2) the amount actually distributed pursuant to those clauses from the Group I Interest Remittance Amount and the Group II-A Interest Remittance Amount, respectively, to the extent not otherwise paid.

        (iv) from the Remaining Interest Remittance Amount for that Distribution Date, in the following order of priority, to the extent available:

                        (A) first, to the Class M-1 Certificates, the applicable Interest Distribution Amount for that Distribution Date;

                        (B) second, to the Class M-2 Certificates, the applicable Interest Distribution Amount for that Distribution Date;

                        (C) third, to the Class M-3 Certificates, the applicable Interest Distribution Amount for that Distribution Date;

                        (D) fourth, to the Class M-4 Certificates, the applicable Interest Distribution Amount for that Distribution Date;

                        (E) fifth, to the Class B-1 Certificates, the applicable Interest Distribution Amount for that Distribution Date;

                        (F) sixth, to the Class B-2 Certificates, the applicable Interest Distribution Amount for that Distribution Date;

                        (G) seventh, to the Class B-3 Certificates, the applicable Interest Distribution Amount for that Distribution Date;

                        (H) eighth, to the Class B-4 Certificates, the applicable Interest Distribution Amount for that Distribution Date; and

                        (I) ninth, the Monthly Excess Interest Amount for that Distribution Date will be applied as described under Section 4.02(d) hereof.

(b) Principal (pre-Stepdown Date or Trigger Event). On each Distribution Date before the Stepdown Date or with respect to which a Trigger Event is in effect, the Trustee shall distribute:

        (i) from the Principal Distribution Amount for the Group I Loans, in the following order of priority, to the extent available:

                        (A) first, the Class AF-6 Lockout Distribution Amount to the Class AF-6 Certificates, until the Class Certificate Balance thereof has been reduced to zero; and

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                        (B)     second, sequentially, to the Class AF-1, Class
                                AF-2, Class AF-3, Class AF-4, Class AF-5 and
                                Class AF-6 Certificates, in that order, until the respective Class Certificate Balances thereof have been reduced to zero.

        (ii) from the Principal Distribution Amount for the Group II-A Loans, in the following order of priority, to the extent available:

                        (A) if a Group II-A Trigger Event is not in effect, to the Class AV-1A and Class AV-1B Certificates, pro rata, until the respective Class Certificate Balances thereof have been reduced to zero; and

                        (B) if a Group II-A Trigger Event is in effect, sequentially, to the Class AV-1A and Class AV-1B Certificates, in that order, until the respective Class Certificate Balances thereof have been reduced to zero.

        (iii) from the Principal Distribution Amount for the Group II-B Loans, in the following order of priority, to the extent available:

                        (A) to the Class AV-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero.

        (iv) from the Pre-Stepdown Cross-collateralization Principal Distribution Amount:

                        (A) concurrently, to (i) the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in the order set forth in clause (b)(i) above, (ii) the Class AV-1A and Class AV-1B Certificates, in the order set forth in clause (b)(ii) above, and (iii) the Class AV-2 Certificates, pro rata based on their respective Class Certificate Balances outstanding after giving effect to the distributions in clauses (b)(i), (b)(ii) and
                                (b)(iii) above, until their respective Class
                                Certificate Balances have been reduced to zero.

        (v) from the Pre-Stepdown Remaining Principal Distribution Amount, in the following order of priority, to the extent available:

                        (A) first, to the Class M-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

                        (B) second, to the Class M-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

                        (C) third, to the Class M-3 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

                        (D) fourth, to the Class M-4 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

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

                        (E) fifth, to the Class B-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

                        (F) sixth, to the Class B-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

                        (G) seventh, to the Class B-3 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

                        (H) eighth, to the Class B-4 Certificates, until the Class Certificate Balance thereof has been reduced to zero; and

                        (I) ninth, any amount of the Pre-Stepdown Remaining Principal Distribution Amount remaining after making all of the distributions in clauses
                                (b)(v)(A) through (b)(v)(H) above will be applied as described in Section 4.02(d) hereof.

(c) Principal (post-Stepdown Date and no Trigger Event). On each Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the Trustee shall distribute:

        (i) from the Principal Distribution Amount for the Group I Loans, in the following order of priority, to the extent available:

                        (A) first, the Class AF-6 Lockout Distribution Amount to the Class AF-6 Certificates, until the Class Certificate Balance thereof has been reduced to zero; and

                        (B) second, the Class AF Principal Distribution Amount after giving effect to the payment of the Class AF-6 Lockout Distribution Amount, sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the respective Class Certificate Balances thereof have been reduced to zero.

        (ii) from the Principal Distribution Amount for the Group II-A Loans, in the following order of priority, to the extent available:

                        (A) if a Group II-A Trigger Event is not in effect, the Class AV-1 Principal Distribution Amount to the Class AV-1A and Class AV-1B Certificates, pro rata, until the respective Class Certificate Balances thereof have been reduced to zero; and

                        (B) if a Group II-A Trigger Event is in effect, the Class AV-1 Principal Distribution Amount, sequentially, to the Class AV-1A and Class AV-1B Certificates, in that order, until the respective Class Certificate Balances thereof have been reduced to zero.

        (iii) from the Principal Distribution Amount for the Group II-B Loans, in the following order of priority, to the extent available:

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

                        (A) the Class AV-2 Principal Distribution Amount to the Class AV-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero.

        (iv) from the Post-Stepdown Cross-collateralization Principal Distribution Amount:

                        (A) concurrently, to (i) the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in the order set forth in clause (c)(i) above, (ii) the Class AV-1A and Class AV-1B Certificates, in the order set forth in clause (c)(ii) above, and (iii) the Class AV-2 Certificates, pro rata based on their respective Class Certificate Balances outstanding after giving effect to the distributions in clauses (c)(i), (c)(ii) and
                                (c)(iii) above, until their respective Class
                                Certificate Balances have been reduced to zero.

        (v) from the Post-Stepdown Remaining Principal Distribution Amount, in the following order of priority, to the extent available:

                        (A) first, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                        (B) second, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                        (C) third, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                        (D) fourth, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                        (E) fifth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                        (F) sixth, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                        (G) seventh, to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                        (H) eighth, to the Class B-4 Certificates, the Class B-4 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero; and

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

                        (I) ninth, any amount of the Post-Stepdown Remaining Principal Distribution Amount remaining after making all of the distributions in clauses
                                (c)(v)(A) through (c)(v)(H) above will be applied as described in Section 4.02(d) hereof.

(d) Excess Cashflow. On each Distribution Date, the Trustee shall distribute: the Monthly Excess Cashflow Amount, to the extent available, to the parties, in the amounts and in the priorities indicated:

                (i) first, concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1A, Class AV-1B and Class AV-2 Certificates, pro rata, any remaining applicable Interest Distribution Amount for that Distribution Date;

                (ii) second, concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1A, Class AV-1B and Class AV-2 Certificates, pro rata, any remaining Class Unpaid Interest Amounts for the classes of Senior Certificates;

                (iii) third, to fund the Extra Principal Distribution Amount for that Distribution Date;

                (iv) fourth, to fund the Class AV-1B Realized Loss Amortization Amount for that Distribution Date;

                (v) fifth, to the Class M-1 Certificates, any remaining Interest Distribution Amount for that Distribution Date;

                (vi) sixth, to the Class M-1 Certificates, any remaining Class Unpaid Interest Amount for the Class M-1 Certificates;

                (vii) seventh, to fund the Class M-1 Realized Loss Amortization Amount for that Distribution Date;

                (viii) eighth, to the Class M-2 Certificates, any remaining Interest Distribution Amount for that Distribution Date;

                (ix) ninth, to the Class M-2 Certificates, any remaining Class Unpaid Interest Amount for the Class M-2 Certificates;

                (x) tenth, to fund the Class M-2 Realized Loss Amortization Amount for that Distribution Date;

                (xi) eleventh, to the Class M-3 Certificates, any remaining Interest Distribution Amount for that Distribution Date;

                (xii) twelfth, to the Class M-3 Certificates, any remaining Class Unpaid Interest Amount for the Class M-3 Certificates;

                (xiii) thirteenth, to fund the Class M-3 Realized Loss Amortization Amount for that Distribution Date;

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

                (xiv) fourteenth, to the Class M-4 Certificates, any remaining Interest Distribution Amount for that Distribution Date;

                (xv) fifteenth, to the Class M-4 Certificates, any remaining Class Unpaid Interest Amount for the Class M-4 Certificates;

                (xvi) sixteenth, to fund the Class M-4 Realized Loss Amortization Amount for that Distribution Date;

                (xvii) seventeenth, to the Class B-1 Certificates, any remaining Interest Distribution Amount for that Distribution Date;

                (xviii) eighteenth, to the Class B-1 Certificates, any remaining Class Unpaid Interest Amount for the Class B-1 Certificates;

                (xix) nineteenth, to fund the Class B-1 Realized Loss Amortization Amount for that Distribution Date;

                (xx) twentieth, to the Class B-2 Certificates, any remaining Interest Distribution Amount for that Distribution Date;

                (xxi) twenty-first, to the Class B-2 Certificates, any remaining Class Unpaid Interest amount for the Class B-2 Certificates;

                (xxii) twenty-second, to fund the Class B-2 Realized Loss Amortization Amount for that Distribution Date;

                (xxiii) twenty-third, to the Class B-3 Certificates, any remaining Interest Distribution Amount for that Distribution Date;

                (xxiv) twenty-fourth, to the Class B-3 Certificates, any remaining Class Unpaid Interest amount for the Class B-3 Certificates;

                (xxv) twenty-fifth, to fund the Class B-3 Realized Loss Amortization Amount for that Distribution Date;

                (xxvi) twenty-sixth, to the Class B-4 Certificates, any remaining Interest Distribution Amount for that Distribution Date;

                (xxvii) twenty-seventh, to the Class B-4 Certificates, any remaining Class Unpaid Interest amount for the Class B-4 Certificates;

                (xxviii) twenty-eighth, to fund the Class B-4 Realized Loss
                         Amortization Amount for that Distribution Date;

                (xxix) twenty-ninth, for deposit into the Net WAC Cap Account, the amount equal to (a) the Net WAC Cap Carryover for that Distribution Date (the amount so deposited as limited by available funds), plus (b) the amount, if any, sufficient to increase the aggregate amount on deposit in the Net WAC Cap Account to $10,000 after giving effect to any payments of Net

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

                         WAC Cap Carryover to the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates on that Distribution Date;

                (xxx) thirtieth, to the Class B-4 Certificates as principal, any remaining amounts, until the Class Certificate Balance thereof has been reduced to zero;

                (xxxi) thirty-first, to the Class B-3 Certificates as principal, any remaining amounts, until the Class Certificate Balance thereof has been reduced to zero;

                (xxxii) thirty-second, to the Class B-2 Certificates as principal, any remaining amounts, until the Class Certificate Balance thereof has been reduced to zero;

                (xxxiii) thirty-third, to the Class B-1 Certificates as
                         principal, any remaining amounts, until the Class Certificate Balance thereof has been reduced to zero; and

                (xxxiv) thirty-fourth, to the Class X and Class R Certificates, any remaining Monthly Excess Cashflow Amount.

        (e) Realized Losses. Realized Losses shall be allocated first against the Overcollateralization Amount, until the Overcollateralization Amount has been reduced to zero. If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date the aggregate Class Certificate Balance of the Offered Certificates exceeds the Aggregate Trust Fund Principal Balance as of the end of the related Due Period, such excess will be allocated against the Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2, Class M-1 and, only with respect to any remaining Realized Losses relating to the Group II-A Loans, Class AV-1B Certificates, in that order and until the respective Class Certificate Balances thereof are reduced to zero.

        (f) Net WAC Cap Carryover from Net WAC Cap Account. On each Distribution Date, following all distributions, deposits and allocations made pursuant to subsections (a) through (e) above, the Trustee shall distribute, pro rata, to the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, the applicable Net WAC Cap Carryover for such Distribution Date, if any, from the Net WAC Cap Account (to the extent of available funds therein).

        (g) Reserve Fund. On each Distribution Date, following all distributions and deposits made pursuant to subsections (a) through (f), the Trustee will withdraw all funds available in the Reserve Fund to make the following payments in the following order of priority:

                (i) first, to pay to the Class AV-1A, Class AV-1B and Class AV-2 Certificates, to the extent of amounts available with respect to that class, any remaining Net WAC Cap Carryover for the Class AV-1A, Class AV-1B and Class AV-2 Certificates, respectively, to the extent not paid out of the Net WAC Cap Account on such Distribution Date; and

                (ii) second, to the holders of the Class X Certificates, all remaining amounts.

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

                SECTION 4.02A. Recoveries.

                (a) With respect to the Class AV-1B Certificates or any Class of Subordinate Certificates to which a Realized Loss has been allocated (including any such Class for which the related Class Certificate Balance has been reduced to zero), the Class Certificate Balance of such Class will be increased, up to the amount of related Recoveries for such Distribution Date as follows:

                        (i) first, the Class Certificate Balance of the Class AV-1B Certificates, to the extent of Recoveries on the Group II-A Loans only, will be increased, up to the amount of Net Recovery Realized Losses for such Class;

                        (ii) second, the Class Certificate Balance of the Class M-1 Certificates will be increased, up to the amount of Net Recovery Realized Losses for such Class;

                        (iii) third, the Class Certificate Balance of the Class M-2 Certificates will be increased, up to the amount of Net Recovery Realized Losses for such Class;

                        (iv) fourth, the Class Certificate Balance of the Class M-3 Certificates will be increased, up to the amount of Net Recovery Realized Losses for such Class;

                        (v) fifth, the Class Certificate Balance of the Class M-4 Certificates will be increased, up to the amount of Net Recovery Realized Losses for such Class;

                        (vi) sixth, the Class Certificate Balance of the Class B-1 Certificates will be increased, up to the amount of Net Recovery Realized Losses for such Class;

                        (vii) seventh, the Class Certificate Balance of the Class B-2 Certificates will be increased, up to the amount of Net Recovery Realized Losses for such Class;

                        (viii) eighth, the Class Certificate Balance of the Class B-3 Certificates will be increased, up to the amount of Net Recovery Realized Losses for such Class; and

                        (ix) ninth, the Class Certificate Balance of the Class B-4 Certificates will be increased, up to the amount of Net Recovery Realized Losses for such Class.

                (b) Any increase to the Class Certificate Balance of a Class of Certificates shall increase the Certificate Balance of each Certificate in the related Class pro rata in accordance with each Certificate's Percentage Interest.

                SECTION 4.03. Monthly Statements to Certificateholders.

                (a) Not later than each Distribution Date, the Trustee shall post on its website at www.jpmorgan.com/sfr, which posting shall be accessible to each Certificateholder, the Servicer, the

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Depositor and each Rating Agency, a statement setting forth with respect to the related distribution (provided, however, that each Certificateholder, upon request to the Trustee, shall be entitled to receive from the Trustee a paper copy of such statement if such Certificateholder is unable to access the Trustee's website):

                        (i) with respect to each Group and in the aggregate, the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments in full, partial Principal Prepayments and Liquidation Proceeds included therein;

                        (ii) the amount thereof allocable to interest, any Class Unpaid Interest Amount included in such distribution and any remaining Class Unpaid Interest Amount after giving effect to such distribution;

                        (iii) if the distribution to the Holders of a Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

                        (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

                        (v) the Pool Principal Balance and the Group Principal Balances for the following Distribution Date;

                        (vi) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

                        (vii) the Pass-Through Rate for each Class of Offered Certificates with respect to such Distribution Date;

                        (viii) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

                        (ix) with respect to each Group and in the aggregate, the number and aggregate principal amounts of Loans (A) contractually past due (assuming 30 day months) (exclusive of Loans in foreclosure)
        (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the Prepayment Period preceding such Distribution Date;

                        (x) with respect to each Group and in the aggregate, and with respect to any Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Loan as of the close of business on the last day of the Prepayment Period preceding such Distribution Date and the date of acquisition thereof;

                        (xi)    with respect to each Group and in the aggregate,
        (A) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the last day of the Prepayment Period preceding such Distribution Date and (B) the total number and cumulative principal balance of any Liquidated Loans (prior to the reduction of the principal balance of any such Liquidated Loan to zero);

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                        (xii)   with respect to each Group, the amount equal to
        the sum of the Stated Principal Balances of the three Loans with the largest individual Stated Principal Balances;

                        (xiii) with respect to the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, the amount of the Net WAC Cap Carryover to be paid to such Class from the Net WAC Cap Account and the amount remaining unpaid;

                        (xiv) with respect to each Group, the aggregate principal balance of Balloon Loans with original terms less than or equal to 36 months which are 60 or more days contractually past due (assuming 30 day months) (including Loans in foreclosure and REO Properties) on the last day of the Prepayment Period preceding such Distribution Date;

                        (xv) with respect to each Group, the cumulative aggregate amount of Realized Losses as of the last day of the Prepayment Period preceding such Distribution Date;

                        (xvi) the amount of funds withdrawn from the Reserve Fund (for each of the Class AV-1A, Class AV-1B and Class AV-2 Certificates) and included in such distribution and the outstanding balance of the Reserve Fund (and the amounts available for each of the Class AV-1A, Class AV-1B and Class AV-2 Certificates), after giving effect to such distribution;

                        (xvii) with respect to each Group, the number of Loans repurchased by Sellers during the Due Period related to such Distribution Date;

                        (xviii) with respect to each Group, the weighted average Mortgage Rate of the Outstanding Loans, such weighted average to be calculated based on the principal balances of such Outstanding Loans on the first day of the Due Period related to such Distribution Date;

                        (xix) with respect to each Group, the weighted average maturity date of the Outstanding Loans;

                        (xx) the Targeted Overcollateralization Amount after giving effect to such distribution;

                        (xxi) the amount of any Overcollateralization Release Amount included in the distribution on such Distribution Date;

                        (xxii) with respect to each Group, the cumulative amount of Realized Losses from the Cut-off Date through the last day of the Due Period relating to such Distribution Date;

                        (xxiii) any Overcollateralization Deficiency after giving effect to the distribution of principal on such Distribution Date;

                        (xxiv) whether a Trigger Event has occurred and is continuing, and the cumulative Realized Losses, as a percentage of the Initial Aggregate Trust Fund Principal Balance;

                        (xxv) the aggregate amount of 60+ Day Delinquent Loans as a percentage of the current Pool Principal Balance;

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                        (xxvi)  the amount of funds collected by the Trustee
        under the Yield Maintenance Agreement during the Due Period relating to such Distribution Date;

                        (xxvii) the amount of Recoveries collected during the Due Period relating to such Distribution Dates;

                        (xxviii) the cumulative amount of Recoveries collected as of such Distribution Date;

                        (xxix) the Pre-Funded Amount, if any, on such Distribution Date; and

                        (xxx) the Unutilized Funding Amount, if any, distributed on the Distribution Date immediately following the termination of the Funding Period.

                (b) The Trustee's responsibility for posting the above information on its website is limited to the availability, timeliness and accuracy of the information provided by the Servicer. On or before the 18th day of each calendar month, commencing in the month of the first Distribution Date hereunder, or if such day is not a Business Day, the next succeeding Business Day, the Servicer shall deliver to the Trustee a report, in a form acceptable to the Trustee, containing all of the necessary information for the Trustee to complete items (i), (v), (vi), (viii)-(xii), (xiv), (xv), (xvii)-(xix), (xxii), (xxvii) and (xxviii) of the statement described in (a) above. The Trustee shall be responsible for obtaining the necessary information to complete items (ii),
(iii), (iv), (vii), (xiii), (xvi), (xx), (xxi), (xxiii)-(xxvi), (xxix) and (xxx) of the statement described in (a) above.

                (c) Within a reasonable period of time after the end of each calendar year, but in no case later than the time prescribed by the Code and applicable Treasury regulations, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii),
(a)(vii) and (a)(xiii) of this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

                SECTION 4.04. Reporting.

                On each Distribution Date, the Servicer shall provide to the Trustee current information of the type set forth in Schedule I hereto presented in a format substantially similar to Exhibit K attached hereto and the Trustee shall then forward such information to a reporting service mutually agreed upon by the Servicer and the Trustee.

                                    ARTICLE V
                                THE CERTIFICATES

                SECTION 5.01. The Certificates.

                The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

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                Subject to Section 9.02 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (a) by wire transfer in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if
(i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance or Percentage Interest of any Class of Certificates or (B) Certificates of any Class with an aggregate principal Denomination of not less than $1,000,000 or (b) by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register.

                The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

                The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

                SECTION 5.02. Certificate Register; Registration of Transfer and Exchange of Certificates.

                (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and
(c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

                At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in the form of Exhibit G duly executed by the Holder thereof or his attorney duly authorized in writing.

                No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

                All Certificates surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

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                (b)     Except for the initial transfer of the Class X
Certificates and Class R Certificates, no transfer of a Class X Certificate or Class R Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, (i) the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer, the Certificateholder by delivering a certificate in substantially the form set forth in Exhibit G (the "TRANSFEROR CERTIFICATE") and the Certificateholder's prospective transferee by delivering a letter in substantially the form of either Exhibit H (the "INVESTMENT LETTER") or Exhibit I (the "RULE 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Class X Certificate or Class R Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Class X Certificate or Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, the Sellers and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received (i) a representation letter from the transferee substantially in the form of Exhibit H or Exhibit I, to the effect that (x) such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement, nor using the assets of any such plan or arrangement to effect such transfer or (y) if the purchaser is an insurance company and the ERISA-Restricted Certificate is not a Class R Certificate and has been the subject of an ERISA Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (ii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

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                In the case of an ERISA-Restricted Certificate that is a
Book-Entry Certificate, for purposes of clauses (i) or (ii) of the first sentence of the preceding paragraph, such representations shall be deemed to have been made to the Certificate Registrar and the Trustee by the transferee's acceptance of such ERISA-Restricted Certificate.

                To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

                (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                        (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                        (ii) No Ownership Interest in a Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "TRANSFER AFFIDAVIT") of the initial owner or the proposed transferee in the form attached hereto as Exhibit F.

                        (iii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                        (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after

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        either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                        (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class R Certificate to any Holder who is not a Permitted Transferee.

                The restrictions on Transfers of a Class R Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Sellers or the Servicer, to the effect that the elimination of such restrictions will not cause the Trust Fund hereunder to fail to qualify as one or more REMICs at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Class R Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (A) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (B) to provide for a means to compel the Transfer of a Class R Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

                (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Beneficial Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Beneficial Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Beneficial Owners.

                All transfers by Beneficial Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Beneficial Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Beneficial Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                If (x) (i) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee is unable to locate a qualified successor, (y) the Depositor, at its sole option with the consent of the Trustee, advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after

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the occurrence of an Event of Default or the resignation or removal of the
Servicer, Beneficial Owners representing at least 51% of the sum of the then outstanding Class Certificate Balance of all Book-Entry Certificates together advise the Depository, either directly or through the Depository Participants, and the Trustee in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners. Upon the occurrence of any of the events described in the immediately preceding sentence, the Trustee shall notify all Beneficial Owners of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "DEFINITIVE CERTIFICATES") to Beneficial Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

                SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

                If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                SECTION 5.04. Persons Deemed Owners.

                The Servicer, the Trustee and any agent of the Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicer, the Trustee nor any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

                SECTION 5.05. Access to List of Certificateholders' Names and Addresses.

                If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if

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any. The Depositor and every Certificateholder, by receiving and holding a
Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

                SECTION 5.06. Maintenance of Office or Agency.

                The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                   ARTICLE VI
                         THE DEPOSITOR AND THE SERVICER

                SECTION 6.01. Respective Liabilities of the Depositor and the Servicer.

                The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

                SECTION 6.02. Merger or Consolidation of the Depositor or the Servicer.

                The Depositor and the Servicer will each keep in full effect their respective existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve their respective qualifications to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Loans and to perform its respective duties under this Agreement.

                Any Person into which the Depositor or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

                SECTION 6.03. Limitation on Liability of the Depositor, the Sellers, the Servicer and Others.

                None of the Depositor, the Sellers, the Servicer or any of the directors, officers, employees or agents of the Depositor, the Sellers or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Sellers, the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Sellers, the Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Sellers, the Servicer and any director, officer, employee or agent of the Depositor, the Sellers or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor,

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the Sellers, the Servicer and any director, officer, employee or agent of the
Depositor, the Sellers or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Loan or Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Sellers or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Sellers or the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Sellers and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

                SECTION 6.04. Limitation on Resignation of Servicer.

                The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause
(b) permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities, duties, liabilities and obligations hereunder.

                SECTION 6.05. Indemnification.

                The Servicer agrees to indemnify and hold the Trustee, the Depositor and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor or any Certificateholder may sustain directly resulting from the negligence or willful misconduct of the Servicer in the performance of its duties hereunder or in the servicing of the Loans in compliance with the terms of this Agreement. The Servicer shall not be liable or responsible for any of the representations, covenants, warranties, responsibilities, duties or liabilities of any prior servicer. The Servicer shall immediately notify the Trustee, the Depositor and each Certificateholder if a claim is made by a third party for which any of such parties could require indemnification from the Servicer under this Section 6.05, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any non-appealable, final judgment or decree which may be entered against the Servicer, the Trustee, the Depositor and/or the Certificateholder in respect of such claim. The indemnity provided for in this Section 6.05 shall survive the termination of the Agreement.

                                   ARTICLE VII
                                     DEFAULT

                SECTION 7.01. Events of Default.

                "Event of Default," wherever used herein, means any one of the following events:

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                        (i)     any failure by the Servicer to deposit in the
        Certificate Account or remit to the Trustee any payment (other than a payment required to be made under Section 4.01 hereof) required to be made with respect to any Class of Certificates under the terms of this Agreement, which failure shall continue unremedied for 5 days after the date upon which written notice of such failure shall have been given (a) to the Servicer by the Trustee or the Depositor or (b) to the Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing not less than 25% of the Voting Rights allocated to such Class;

                        (ii) any failure by the Servicer to duly observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure shall have been given (a) to the Servicer by the Trustee or the Depositor or (b) to the Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing not less than 25% of the Voting Rights allocated to such Class;

                        (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days;

                        (iv) the Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer;

                        (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

                        (vi) so long as the Servicer is a Seller, any failure by any Seller to observe or perform in any material respect any of the other covenants or agreements on the part of any Seller contained in this Agreement, which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to such Seller by the Trustee or the Depositor, or to such Seller and the Trustee by the Holders of Certificates of any Class evidencing not less than 25% of the Voting Rights allocated to such Class; or

                        (vii) any failure of the Servicer to make any Advance in the manner and at the time required to be made pursuant to Section
        4.01 which continues unremedied for a period of 1 Business Day after the date of such failure.

                If an Event of Default described in clauses (i) to (vi) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the direction of the Holders of Certificates of any Class evidencing not less than 25% of the Voting Rights allocated to such Class, by notice in writing to the Servicer (with a copy to each Rating Agency) shall, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vii) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall, by telephonic notice to the

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Servicer, followed by notice in writing (with a copy to each Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Servicer of such telephonic notice, all authority and power of the Servicer hereunder, whether with respect to the Loans or otherwise, shall pass to and be vested in the Trustee, as successor Servicer. The Trustee shall, subject to 3.04 hereof, thereupon promptly make any Advance described in clause (vii) hereof. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Servicer to pay amounts owed pursuant to Article VIII. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Loans.

                The Trustee shall be entitled to be reimbursed from the Servicer (or by the Trust Fund if the Servicer does not fulfill its obligations hereunder) for all costs associated with the transfer of servicing from the predecessor Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Loans properly and effectively, costs reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, costs or expenses associated with the transfer of all servicing files and costs of amending the Agreement, if necessary. If the terminated Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Trust Fund and the Trustee shall be entitled to receive such reimbursement from amounts on deposit in the Certificate Account pursuant to Section 3.08(a)(vii)(B) or from the Distribution Account pursuant to Section 3.08(b)(i), as applicable, in an amount not to exceed the Trustee Permitted Withdrawal Amount and to receive all amounts in excess of the Trustee Permitted Withdrawal Amount pursuant to Sections 4.02(a)(i)(A), 4.02(a)(ii)(A) and 4.02(a)(iii)(A).

                Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Loan which was due prior to the notice terminating such Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which such Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (viii), and any other amounts payable to such Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

                SECTION 7.02. Trustee to Act; Appointment of Successor.

                On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, subject to and to the extent provided in Section 3.04, be the successor to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to
Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Loans that the Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances

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pursuant to Section 4.01 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any successor to the Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $10,000,000, and which is willing to service the Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer (other than liabilities of the Servicer under Section 6.03 hereof incurred prior to termination of the Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that no such delegation and assignment shall become effective unless each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such delegation and assignment will not be qualified or reduced as a result of such delegation and assignment. Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

                Any successor to the Servicer as servicer shall give notice to the Mortgagors of such change of servicer.

                SECTION 7.03. Notification to Certificateholders.

                (a) Upon any termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

                (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                SECTION 7.04. Survivability of Servicer Liabilities.

                Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.

                                  ARTICLE VIII
                             CONCERNING THE TRUSTEE

                SECTION 8.01. Duties of Trustee.

                The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Events of Default that may

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have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and remains uncured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

                Unless an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder.

                The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts.

                The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights of the Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

                Subject to the other provisions of this Agreement and without limiting the generality of this Section 8.01, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Fund other than from funds available in the Certificate Account or (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; provided, however, that the provisions of this
Section 8.01(iv) shall not apply during any period during which the Trustee is acting in the capacity of servicer.

                Notwithstanding anything contained in this Section 8.01 to the contrary, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct.

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                SECTION 8.02 Certain Matters Affecting the Trustee.

                Except as otherwise provided in Section 8.01:

                        (i) the Trustee (acting as Trustee, Tax Matters Person or as agent of the Tax Matters Person for any REMIC) may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

                        (ii) the Trustee (acting as Trustee, Tax Matters Person or as agent of the Tax Matters Person for any REMIC) may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                        (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                        (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Trustee and shall be repaid pursuant to Sections 3.08(a)(vii)(B), 3.08(b)(i), 4.02(a)(i)(A),
        4.02(a)(ii)(A) and 4.02(a)(iii)(A) hereof, as applicable;

                        (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants, custodians or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, accountant, custodian or attorney appointed by the Trustee with due care;

                        (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of the Servicer in accordance with the terms of this Agreement;

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                        (vii)   the Trustee shall not be liable for any loss on
        any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

                        (viii) the Trustee shall not be required to take notice or be deemed to have knowledge of any Event of Default (except an event of nonpayment by the Servicer) until a Responsible Officer of the Trustee shall have received written notice thereof, and in the absence of receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default;

                        (ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

                        (x) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

                        (xi) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

                        (xii) anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                SECTION 8.03. Trustee Not Liable for Certificates or Loans.

                The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Sellers, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Loan or related document other than with respect to the Trustee's execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any of the Certificates or of the proceeds of such Certificates or for the use and application of any funds paid to the Depositor or the Servicer in respect of the Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Servicer. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder; provided, however, that the foregoing language shall not apply to the Trustee's obligations under this Agreement.

                SECTION 8.04. Trustee May Own Certificates.

                The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates, and may otherwise deal with the parties hereto with the same rights as it would have if it were not the Trustee.

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                SECTION 8.05. Trustee's Fees and Expenses.

                The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and expenses for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder, (ii) resulting from any error in any tax or information return prepared by the Servicer and (iii) incurred in connection with Section 2.01(d) hereof. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Servicer covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to the following: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates,
(B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

                SECTION 8.06. Eligibility Requirements for Trustee.

                The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by federal or state authority and with a credit rating which would not cause any one of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction). If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Servicer other than the Trustee in its role as successor to the Servicer.

                SECTION 8.07. Resignation and Removal of Trustee.

                The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor and the Servicer and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section
8.08 meeting the

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qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Servicer may remove the Trustee, and shall, within 30 days after such removal, appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Servicer and one copy to the successor trustee.

                The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor trustee to the Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

                Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

                SECTION 8.08. Successor Trustee.

                Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

                No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

                Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

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                SECTION 8.09. Merger or Consolidation of Trustee.

                Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

                Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the prior written approval of the Servicer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

                Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                        (i) to the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                        (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

                        (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

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                        (iv)    the Servicer, and not the Trustee, shall be
        liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

                Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

                Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                SECTION 8.11. Tax Matters.

                It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of each REMIC created hereunder and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, U.S. Real Estate Mortgage Investment Conduit Income Tax Returns (Forms 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each REMIC created hereunder, containing such information and at the times and in the manner as may be required by the Code or regulations, rules or procedures issued under the Code, or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;
(c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the prepayment assumption described in the Prospectus Supplement; (e) provide information necessary for the computation of tax imposed on the transfer of a Class R Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a non-Permitted Transferee, or a pass-through entity in which a non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such

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information may be charged to the Person liable for such tax); (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the REMIC status of each REMIC created hereunder under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any of the REMICs created hereunder; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on each REMIC created hereunder prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to each REMIC created hereunder, including, but not limited to, the income, expenses, assets, and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent each REMIC created hereunder in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each REMIC created hereunder, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of each REMIC created hereunder, and otherwise act on behalf of each REMIC created hereunder in relation to any tax matter or controversy involving it.

                In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

                If any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of any REMIC created hereunder as defined in
Section 860G(c) of the Code, on any contribution to any REMIC created hereunder after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax and all other related costs shall be paid by (i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Servicer, or if such tax arises out of or results from a breach by the Servicer or a Seller of any of their obligations under this Agreement, (iii) the Sellers, if any tax arises out of or results from any Seller's obligation to repurchase a Loan pursuant to Section 2.02 or 2.03 or
(iv) in all other cases, or if the Trustee, the Servicer or a Seller fails to honor its obligations under the preceding clause (i),(ii) or (iii), such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.08(b).

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                SECTION 8.12. Periodic Filings.

                The Depositor shall prepare, execute and file all periodic reports required under the Securities Exchange Act of 1934. In connection with the preparation and filing of such periodic reports, the Servicer shall timely provide to the Depositor all material information available to it which is required to be included in such reports and not known to it to be in the possession of the Depositor and such other information as the Depositor reasonably may request from it and otherwise reasonably shall cooperate with the Depositor. The Depositor shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Depositor's inability or failure to obtain any information not resulting from its own gross negligence or willful misconduct.

                SECTION 8.13. Appointment of Custodians.

                The Trustee may, with the consent of the Servicer, appoint one or more custodians (each, a "CUSTODIAN") to hold all or a portion of the Trustee's Mortgage Files as agent for the Trustee, by entering into a custodial agreement ("CUSTODIAL AGREEMENT"). The Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. The Trustee shall be liable for the fees of any Custodian appointed hereunder. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Trustee's Mortgage File.

                SECTION 8.14. Trustee May Enforce Claims Without Possession of Certificates.

                All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

                The Trustee shall afford the Sellers, the Depositor, the Servicer and each Certificateholder, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and reasonable access to officers of the Trustee responsible for performing such duties, or such other employees who can provide the information required. Upon request, the Trustee shall furnish the Sellers, the Depositor, the Servicer and each Certificateholder with its most recent financial statements. The Trustee shall cooperate fully with the Sellers, the Servicer, the Depositor and such Certificateholder and shall make available to the Sellers, the Servicer, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Sellers, the Depositor, the Servicer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

                SECTION 8.15. Suits for Enforcement.

                In case an Event of Default or other default by the Servicer hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid

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of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

                                   ARTICLE IX
                                   TERMINATION

                SECTION 9.01. Termination upon Liquidation or Purchase of all Loans.

                Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by the Servicer of all Loans (and REO Properties) remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Loan plus accrued and unpaid interest thereon at the applicable Mortgage Rate and (ii) 100% of the Stated Principal Balance of each Loan related to any REO Property plus accrued and unpaid interest thereon at the applicable Mortgage Rate (the "TERMINATION PRICE"); provided, however, that in no event shall the Termination Price be less than (1) with respect to the Offered Certificates, 100% of their then outstanding principal balance, (2) with respect to the Offered Certificates, any accrued and unpaid interest thereon at the applicable Pass-Through Rate (including any Class Unpaid Interest Amounts) and (3) with respect to the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, any accrued and unpaid Net WAC Cap Carryover as of such Distribution Date, or (b) the later of (i) the maturity or other liquidation of the last Loan remaining in the Trust Fund (or any Advance with respect thereto) and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof or (ii) the Latest Possible Maturity Date. The right to purchase all Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Aggregate Trust Fund Principal Balance, at the time of any such repurchase, aggregating less than ten percent (10%) of the Initial Aggregate Trust Fund Principal Balance. If the Servicer elects to exercise its purchase right pursuant to clause (a) above, the Servicer's right to reimbursement from the Trust Fund for any Advances previously made on the Loans being purchased shall terminate as of the date the purchase of the Loans and REO Properties is completed.

                SECTION 9.02. Final Distribution on the Certificates.

                If on any Determination Date, the Servicer determines that there are no Outstanding Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Servicer shall direct the Trustee in writing promptly to send a final distribution notice to each Certificateholder. If the Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, the Servicer shall notify in writing the Depositor and the Trustee of the date the Servicer intends to terminate the Trust Fund and of the applicable repurchase price of the Loans and REO Properties.

                Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 10th day and not later than the 15th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of

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principal to be included in such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

                In the event such notice is given, the Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Servicer the Mortgage Files for the Loans.

                Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 4.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to the Offered Certificates, the Class Certificate Balance of each Class thereof plus accrued interest thereon and (ii) as to the Class R Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

                In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund, on a pro-rata basis among the remaining Certificateholders. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

                SECTION 9.03. Additional Termination Requirements.

                (a) In the event the Servicer exercises its purchase option as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Servicer, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC created hereunder as defined in section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                        (1) Within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer under Section 9.02, the Servicer shall prepare and the Trustee, at the expense of the Tax Matters Person, shall adopt a plan of complete liquidation within the meaning of section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

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                        (2)     Within 90 days after the time of adoption of
        such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash in accordance with
        Section 9.01.

                (b) The Trustee as agent for each REMIC created hereunder hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Servicer, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Servicer.

                (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

                SECTION 10.01. Amendment.

                This Agreement may be amended from time to time by the Depositor, the Sellers, the Servicer and the Trustee, without the consent of any of the Certificateholders, (a) to cure any ambiguity, (b) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (c) to conform this Agreement to the Prospectus Supplement, (d) to make any other revisions relating to matters or questions arising under this Agreement, provided that any such revisions shall not be inconsistent with the provisions of this Agreement or (e) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of the Trust Fund as one or more REMICs under the Code or (ii) avoid or minimize the risk of imposition of any tax on any REMIC; provided that, (x) in the case of clauses (a) - (d), that amendment will not adversely affect in any material respect the interests of any Certificateholders covered by this Agreement as evidenced either by an Opinion of Counsel to that effect or the delivery to the Trustee of written notification from each Rating Agency that provides, at the request of the Depositor, a rating for the Offered Certificates, of the related series to the effect that that amendment or supplement will not cause that Rating Agency to lower or withdraw the then current rating assigned to those Certificates, and (y) in the case of clause (e), the Trustee has received an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Trust Fund) to the effect that the amendment is necessary or helpful to (i) maintain the qualification of the Trust Fund as one or more REMICs under the Code or (ii) avoid or minimize the risk of imposition of any tax on any REMIC, as applicable.

                This Agreement may also be amended from time to time by the Depositor, the Sellers, the Servicer and the Trustee with the consent of the Holders of Percentage Interests of at least 66% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate or (b) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

                Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Trust Fund) to the effect that such amendment will not cause the Trust Fund to fail to qualify as one or more REMICs at any time that any Certificates are outstanding. Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to

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receive and rely upon an Opinion of Counsel (which opinion shall not be at the expense of the Trustee or the Trust Fund) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee's own rights, duties or immunities under this Agreement.

                Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

                It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                SECTION 10.02. Recordation of Agreement; Counterparts.

                This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts, taken together, shall constitute one and the same instrument.

                SECTION 10.03. Governing Law.

                THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                SECTION 10.04. Intention of Parties.

                It is the express intent of the parties hereto that the conveyance of the Loans by the Sellers to the Depositor pursuant to Article II of this Agreement be, and be construed as, an absolute sale thereof to the Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Sellers to the Depositor to secure a borrowing by the Sellers from the Depositor. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Sellers or any one of them, or if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Depositor to the Sellers or any one of them, then and only then (i) this Agreement shall be deemed, effective as of December 31, 2004, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Sellers to the Depositor provided for in this Agreement shall be deemed, effective as of December 31, 2004, to be an assignment and a grant by the Sellers to the Depositor, and

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each of the Sellers does hereby grant and assign to the Depositor, a security interest in, and lien upon, all of the assets that constitute the Collateral, whether now owned or hereafter acquired.

                The Sellers, for the benefit of the Depositor, shall, in connection with the perfection of the security interest described in the preceding paragraph of this Section 10.04, deliver to the Depositor on the Closing Date the financing statements described in Schedule IV. The Sellers shall also arrange for the delivery to the Depositor of any appropriate Uniform Commercial Code continuation statements as may be necessary or appropriate to continue the perfection of the security interest of the Depositor in the Collateral, whether now owned or hereafter acquired. The Sellers, for the benefit of the Depositor, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Depositor to the Sellers or any one of them, then and only then (i) this Agreement shall be deemed, effective as of December 31, 2004, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Sellers to the Depositor provided for in this Agreement shall be deemed, effective as of December 31, 2004, to be an assignment and a grant by the Sellers to the Depositor, and each of the Sellers does hereby grant and assign to the Depositor, a security interest in, and lien upon, all of the assets that constitute the Collateral, whether now owned or hereafter acquired, such security interest shall be deemed to be a perfected security interest of first priority under applicable law, and will be maintained as such throughout the term of this Agreement. The Sellers shall arrange for filing any appropriate Uniform Commercial Code financing statements, continuation statements or other appropriate forms, notices or documents in connection with any security interest granted or assigned to the Depositor.

                The Depositor does hereby assign the security interest in and lien on the Collateral, whether now owned or hereafter acquired, to the Trustee for the benefit of the Certificateholders. The Depositor shall arrange for filing of such Uniform Commercial Code financing statements as are necessary to effect the assignment of the security interest and lien to the Trustee for the benefit of the Certificateholders.

                It is the express intent of the parties hereto that the conveyance of the Trust Fund by the Depositor to the Trustee pursuant to Article II of this Agreement be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee to secure a borrowing by the Depositor from the Trustee. However, in the event that, notwithstanding the intent of the parties, the assets constituting the Trust Fund are held to be the property of the Depositor, or if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Trustee to the Depositor, then and only then (i) this Agreement shall be deemed, effective as of December 31, 2004, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Depositor to the Trustee provided for in this Agreement shall be deemed, effective as of December 31, 2004, to be an assignment and a grant by the Depositor to the Trustee, and the Depositor does hereby grant and assign to the Trustee, for the benefit of the Certificateholders, a security interest in, and lien upon, all of the assets that constitute the Collateral, whether now owned or hereafter acquired.

                The Depositor, for the benefit of the Trustee and the Certificateholders, shall, in connection with the perfection of the security interest described in the preceding paragraph of this Section 10.04, deliver to the Trustee on the Closing Date the financing statements described in Schedule
V. The Depositor shall also arrange for the delivery to the Trustee of any appropriate Uniform Commercial Code continuation statements as may be necessary or appropriate to continue the perfection of the security interest of the Trustee in the Trust Fund, and all of the proceeds thereof, whether now owned or hereafter acquired. The Depositor, for the benefit of the Trustee and the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Trustee to the Depositor, then and only then (i) this Agreement shall be deemed, effective as of December 31, 2004, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Depositor to the Trustee provided for in this Agreement shall be deemed, effective as of December 31, 2004, to be an assignment and a grant by the Depositor to the Trustee, and the Depositor does hereby grant and assign to the Trustee, for the benefit of the Certificateholders, a security interest in, and lien upon, all of the assets that constitute the Collateral, whether now owned or hereafter acquired, such security interest shall be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Servicer shall, within ten (10) days of the Closing Date, present to the appropriate filing offices in the jurisdictions set forth on Schedules IV and V all of the financing statements delivered on the Closing Date by the Sellers to the Depositor, the assignments thereof delivered by the Depositor to the Trustee on the Closing Date and the financing statements delivered by the Depositor to the Trustee on the Closing Date. The Servicer shall arrange for filing any appropriate Uniform Commercial Code continuation statements or other appropriate forms, notices or documents in connection with any security interest granted or assigned to the Trustee.

                SECTION 10.05. Notices.

                (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency and the Underwriters with respect to each of the following of which it has actual knowledge:

                        1. any material change or amendment to this Agreement;

                        2. the occurrence of any Event of Default that has not been cured;

                        3. the resignation or termination of the Servicer or the Trustee and the appointment of any successor;

                        4. the repurchase or substitution of Loans pursuant to Section 2.03; and

                        5.      the final payment to Certificateholders.

                In addition, the Trustee shall promptly furnish to each Rating Agency and the Underwriters copies of the following:

                        1.      each report to Certificateholders described in
        Section 4.03;

                        2. each annual statement as to compliance described in Section 3.15;

                        3. each annual independent public accountants' servicing report described in Section 3.16; and

                        4. any notice of a purchase or sale of a Loan pursuant to Section 2.02, 2.03 or 3.11.

                (b) Except as expressly provided otherwise in this Agreement, all directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to the following addresses or such other addresses as may hereafter be furnished in writing to the Servicer and the Trustee: (a) in the case of the Depositor, Popular ABS, Inc., 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810,
Attention: Chief Financial Officer, facsimile number: (302) 478-3667, (b) in the case of the Servicer, Equity One, Inc., 301 Lippincott Drive, Marlton, New Jersey 08053, Attention: Chief Financial Officer, facsimile number: (856) 396-2710, (c) in the case of any of the Sellers, to that Seller c/o Equity One, Inc., 301 Lippincott Drive, Marlton, New Jersey 08053,
Attention: Chief Financial Officer, facsimile number: (856) 396-2710, (d) in the case of the Trustee, JPMorgan Chase Bank, N.A., 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services/Global Debt, Popular ABS 2005-1, facsimile number: (212) 623-5930, (e) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency, and (f) in the case of the Underwriters, (i) Greenwich Capital Markets, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: General Counsel, facsimile number: (203) 422-4072 and (ii) Friedman, Billings, Ramsey & Co., Inc., 1001 Nineteenth Street North, 7th Floor, Arlington, Virginia 22209, Attention: Mike Ciuffo, facsimile number: (703) 312-1709. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register. Telephonic notice to the Servicer pursuant to Section 7.01 hereof shall be deemed to have been duly given when the Trustee has delivered such notice via a direct, in-person telephone conversation with the Chief Financial Officer of the Servicer at (856) 396-3684 or such other telephone number as the Servicer may provide to the Trustee in writing in accordance with the notice provisions of this Section 10.05(b).

                SECTION 10.06. Severability of Provisions.

                If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                SECTION 10.07. Assignment.

                Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02, this Agreement may not be assigned by the Servicer without the prior written consent of the Trustee and the Depositor.

                SECTION 10.08. Limitation on Rights of Certificateholders.

                The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of

Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                SECTION 10.09. Inspection and Audit Rights.

                The Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Depositor or the Trustee during the Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Loans with its officers, employees and independent public accountants (and by this provision the Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Servicer or the related Subservicer.

                SECTION 10.10. Certificates Nonassessable and Fully Paid.

                It is the intention of the Depositor that the Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                SECTION 10.11. The Closing.

                The closing of the transactions contemplated by this Agreement shall occur at 10:00 a.m. Philadelphia time on the Closing Date at the Closing Place.

                SECTION 10.12. Interpretation.

                Unless the context of this Agreement clearly requires otherwise,
(a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to one gender includes all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or," (d) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (e) references to "hereunder," "hereof" or "herein" relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

                SECTION 10.13. RESERVED.

                SECTION 10.14. No Partnership.

                Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Trustee and the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

                SECTION 10.15. Protection of Assets.

                (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust Fund created by this Agreement is not authorized and has no power to:

                        (1) borrow money or issue debt;
                        (2) merge with another entity, reorganize, liquidate or sell assets;
                        (3) engage in any business or activities.

                (b) Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

                SECTION 10.16. Execution of Yield Maintenance Agreement.

                The Depositor hereby directs the Trustee to execute, deliver and perform its obligations under the Yield Maintenance Agreement on the Closing Date and thereafter on behalf of, and for the benefit of, the Holders of the Class AV-1A, Class AV-1B and Class AV-2 Certificates. The Sellers, the Depositor, the Servicer and the Holders of the Class AV-1A, Class AV-1B and Class AV-2 Certificates (by their acceptance of such Certificates) acknowledge and agree that the Trustee is executing, delivering and performing its obligations under the Yield Maintenance Agreement and shall do so solely in its capacity as Trustee of the Trust Fund and not in its individual capacity.

                    *      *      *      *      *      *

                IN WITNESS WHEREOF, the Depositor, the Trustee, each of the Sellers and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                 POPULAR ABS, INC., a Delaware corporation, as Depositor


                                 By: /s/ James H. Jenkins
                                    --------------------------------------------
                                    James H. Jenkins, Executive Vice President
                                    and CFO


                                 JPMORGAN CHASE BANK, N.A., a banking
                                 association organized under the laws of the United States, as Trustee


                                 By: /s/ Mark W. McDermott
                                    --------------------------------------------
                                    Mark W. McDermott, Vice President


                                 EQUITY ONE, INC., a Delaware corporation, as a Seller and Servicer


                                 By: /s/ James H. Jenkins
                                    --------------------------------------------
                                    James H. Jenkins, Executive Vice President
                                    and CFO


                                 EQUITY ONE, INCORPORATED, a Pennsylvania corporation, as a Seller


                                 By: /s/ James H. Jenkins
                                    --------------------------------------------
                                    James H. Jenkins, Executive Vice President
                                    and CFO


                                 EQUITY ONE, INC., a Minnesota corporation, as a Seller


                                 By: /s/ James H. Jenkins
                                    --------------------------------------------
                                    James H. Jenkins, Executive Vice President
                                    and CFO


                                 EQUITY ONE CONSUMER LOAN COMPANY, INC.,
                                 a New Hampshire corporation, as a Seller


                                 By: /s/ James H. Jenkins
                                    --------------------------------------------
                                    James H. Jenkins, Executive Vice President
                                    and CFO


SIGNATURE PAGE TO EQUITY ONE
POOLING AND SERVICING AGREEMENT 2005-1

                                 POPULAR FINANCIAL SERVICES, LLC, a Delaware limited liability company, as a Seller


                                 By: /s/ James H. Jenkins
                                    --------------------------------------------
                                    James H. Jenkins, Executive Vice President
                                    and CFO


                                 POPULAR FINANCIAL FUNDING, LLC, a Delaware limited liability company, as a Seller


                                 By: /s/ James H. Jenkins
                                    --------------------------------------------
                                    James H. Jenkins, Executive Vice President
                                    and CFO


SIGNATURE PAGE TO EQUITY ONE
POOLING AND SERVICING AGREEMENT 2005-1

                                   SCHEDULE I

                                  Loan Schedule

                                  SEE ATTACHED

                                      S-I-1

                                  SCHEDULE IIA

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

        Representations and Warranties of Equity One-Delaware

                Equity One-Delaware ("SELLER") hereby makes the representations and warranties set forth in this Schedule IIA to the Depositor and the Trustee as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the applicable Cut-off Date with respect to the Loans being conveyed by Seller. Capitalized terms used but not otherwise defined in this Schedule IIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Popular ABS, Inc., as depositor, and JPMorgan Chase Bank, N.A., as trustee. The term "AGREEMENT" shall be used in this Schedule to refer to the Pooling and Servicing Agreement or any Subsequent Transfer Agreement pursuant to which Subsequent Loans are conveyed to the Trustee for inclusion in the Trust Fund, as applicable.

(1) Seller is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by the Agreement to be conducted by Seller under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification.

(2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Agreement; and the Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(3) The execution and delivery of the Agreement by Seller, the sale of the Loans by Seller under the Agreement, the consummation of any other of the transactions contemplated by the Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (a) result in a material breach of any term or provision of the charter or by-laws of Seller or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound or (c) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Agreement.

                                     S-IIA-1

(4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Agreement in accordance with the terms thereof.

(5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

(6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale under applicable law.

(7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Agreement, and Seller's sale of the Loans to the Depositor under the Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.

                                     S-IIA-2

                                  SCHEDULE IIB

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

        Representations and Warranties of Equity One-Minnesota

                Equity One-Minnesota ("SELLER") hereby makes the representations and warranties set forth in this Schedule IIB to the Depositor and the Trustee as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the applicable Cut-off Date with respect to the Loans being conveyed by Seller. Capitalized terms used but not otherwise defined in this Schedule IIB shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Popular ABS, Inc., as depositor, and JPMorgan Chase Bank, N.A., as trustee. The term "AGREEMENT" shall be used in this Schedule to refer to the Pooling and Servicing Agreement or any Subsequent Transfer Agreement pursuant to which Subsequent Loans are conveyed to the Trustee for inclusion in the Trust Fund, as applicable.

(1) Seller is duly organized as a Minnesota corporation and is validly existing and in good standing under the laws of the State of Minnesota and is duly authorized and qualified to transact any and all business contemplated by the Agreement to be conducted by Seller under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification.

(2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Agreement; and the Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(3) The execution and delivery of the Agreement by Seller, the sale of the Loans by Seller under the Agreement, the consummation of any other of the transactions contemplated by the Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (a) result in a material breach of any term or provision of the charter or by-laws of Seller or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound or (c) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Agreement.

                                     S-IIB-1

(4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Agreement in accordance with the terms thereof.

(5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

(6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale under applicable law.

(7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Agreement, and Seller's sale of the Loans to the Depositor under the Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.

                                     S-IIB-2

                                  SCHEDULE IIC

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

        Representations and Warranties of Equity One-New Hampshire

                Equity One-New Hampshire ("SELLER") hereby makes the representations and warranties set forth in this Schedule IIC to the Depositor and the Trustee as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the applicable Cut-off Date with respect to the Loans being conveyed by Seller. Capitalized terms used but not otherwise defined in this Schedule IIC shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Popular ABS, Inc., as depositor, and JPMorgan Chase Bank, N.A., as trustee. The term "AGREEMENT" shall be used in this Schedule to refer to the Pooling and Servicing Agreement or any Subsequent Transfer Agreement pursuant to which Subsequent Loans are conveyed to the Trustee for inclusion in the Trust Fund, as applicable.

(1) Seller is duly organized as a New Hampshire corporation and is validly existing and in good standing under the laws of the State of New Hampshire and is duly authorized and qualified to transact any and all business contemplated by the Agreement to be conducted by Seller under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification.

(2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Agreement; and the Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(3) The execution and delivery of the Agreement by Seller, the sale of the Loans by Seller under the Agreement, the consummation of any other of the transactions contemplated by the Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (a) result in a material breach of any term or provision of the charter or by-laws of Seller or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound or (c) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Agreement.

                                     S-IIC-1

(4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Agreement in accordance with the terms thereof.

(5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

(6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale under applicable law.

(7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Agreement, and Seller's sale of the Loans to the Depositor under the Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.

                                     S-IIC-2

                                  SCHEDULE IID

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

        Representations and Warranties of Equity One-Pennsylvania

                Equity One-Pennsylvania ("SELLER") hereby makes the representations and warranties set forth in this Schedule IID to the Depositor and the Trustee as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the applicable Cut-off Date with respect to the Loans being conveyed by Seller. Capitalized terms used but not otherwise defined in this Schedule IID shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Popular ABS, Inc., as depositor, and JPMorgan Chase Bank, N.A., as trustee. The term "AGREEMENT" shall be used in this Schedule to refer to the Pooling and Servicing Agreement or any Subsequent Transfer Agreement pursuant to which Subsequent Loans are conveyed to the Trustee for inclusion in the Trust Fund, as applicable.

(1) Seller is duly organized as a Pennsylvania corporation and is validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and is duly authorized and qualified to transact any and all business contemplated by the Agreement to be conducted by Seller under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification.

(2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Agreement; and the Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(3) The execution and delivery of the Agreement by Seller, the sale of the Loans by Seller under the Agreement, the consummation of any other of the transactions contemplated by the Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (a) result in a material breach of any term or provision of the charter or by-laws of Seller or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound or (c) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Agreement.

                                     S-IID-1

(4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Agreement in accordance with the terms thereof.

(5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

(6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale under applicable law.

(7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Agreement, and Seller's sale of the Loans to the Depositor under the Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.

                                     S-IID-2

                                  SCHEDULE IIE

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

        Representations and Warranties of Popular Financial

                Popular Financial ("SELLER") hereby makes the representations and warranties set forth in this Schedule IIE to the Depositor and the Trustee as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the applicable Cut-off Date with respect to the Loans being conveyed by Seller. Capitalized terms used but not otherwise defined in this Schedule IIE shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Popular ABS, Inc., as depositor, and JPMorgan Chase Bank, N.A., as trustee. The term "AGREEMENT" shall be used in this Schedule to refer to the Pooling and Servicing Agreement or any Subsequent Transfer Agreement pursuant to which Subsequent Loans are conveyed to the Trustee for inclusion in the Trust Fund, as applicable.

(1) Seller is duly formed as a Delaware limited liability company and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by the Agreement to be conducted by Seller under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification.

(2) Seller has the full power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Agreement; and the Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(3) The execution and delivery of the Agreement by Seller, the sale of the Loans by Seller under the Agreement, the consummation of any other of the transactions contemplated by the Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (a) result in a material breach of any term or provision of the operating agreement of Seller or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound or (c) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Agreement.

                                     S-IIE-1

(4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Agreement in accordance with the terms thereof.

(5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

(6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale under applicable law.

(7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Agreement, and Seller's sale of the Loans to the Depositor under the Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.

                                     S-IIE-2

                                  SCHEDULE IIF

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

        Representations and Warranties of Popular Funding

                Popular Funding ("SELLER") hereby makes the representations and warranties set forth in this Schedule IIF to the Depositor and the Trustee as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the applicable Cut-off Date with respect to the Loans being conveyed by Seller. Capitalized terms used but not otherwise defined in this
Schedule IIF shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Popular ABS, Inc., as depositor, and JPMorgan Chase Bank, N.A., as trustee. The term "Agreement" shall be used in this Schedule to refer to the Pooling and Servicing Agreement or any Subsequent Transfer Agreement pursuant to which Subsequent Loans are conveyed to the Trustee for inclusion in the Trust Fund, as applicable.

(1) Seller is duly formed as a Delaware limited liability company and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by the Agreement to be conducted by Seller under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification.

(2) Seller has the full power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Agreement; and the Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(3) The execution and delivery of the Agreement by Seller, the sale of the Loans by Seller under the Agreement, the consummation of any other of the transactions contemplated by the Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (a) result in a material breach of any term or provision of the operating agreement of Seller or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound or (c) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Agreement.

                                     S-IIF-1

(4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Agreement in accordance with the terms thereof.

(5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

(6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale under applicable law.

(7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Agreement, and Seller's sale of the Loans to the Depositor under the Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.

                                     S-IIF-2

                                  SCHEDULE IIX

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

        Representations and Warranties of the Servicer

                Equity One-Delaware, in its capacity as Servicer ("SERVICER"), hereby makes the representations and warranties set forth in this Schedule IIX to the Depositor and the Trustee as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the applicable Cut-off Date with respect to the Loans being conveyed by the Seller(s). Capitalized terms used but not otherwise defined in this Schedule IIX shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") relating to the above-referenced Series, among Servicer, the Sellers identified therein, Popular ABS, Inc., as depositor, and JPMorgan Chase Bank, N.A., as trustee. The term "AGREEMENT" shall be used in this Schedule to refer to the Pooling and Servicing Agreement or any Subsequent Transfer Agreement pursuant to which Subsequent Loans are conveyed to the Trustee for inclusion in the Trust Fund, as applicable.

(1) Servicer is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by the Agreement to be conducted by Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to service the Loans in accordance with the terms of the Agreement and to perform any of its other obligations under the Agreement in accordance with the terms thereof.

(2) Servicer has the full corporate power and authority to service each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Agreement and has duly authorized by all necessary corporate action on the part of Servicer the execution, delivery and performance of the Agreement; and the Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Servicer, enforceable against Servicer in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(3) The execution and delivery of the Agreement by Servicer, the servicing of the Loans by Servicer under the Agreement, the consummation of any other of the transactions contemplated by the Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Servicer and will not (a) result in a material breach of any term or provision of the charter or by-laws of Servicer or
        (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Servicer is a party or by which it may be bound or (c) constitute a material violation of any statute, order or regulation applicable to Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over Servicer; and Servicer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency

                                     S-IIX-1
        or governmental body having jurisdiction over it which breach or violation may materially impair Servicer's ability to perform or meet any of its obligations under the Agreement.

(4) No litigation is pending or, to the best of Servicer's knowledge, threatened, against Servicer that would materially and adversely affect the execution, delivery or enforceability of the Agreement or the ability of Servicer to service the Loans or to perform any of its other obligations under the Agreement in accordance with the terms thereof.

(5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Servicer of, or compliance by Servicer with, the Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Servicer has obtained the same.

                                     S-IIX-2

                                  SCHEDULE IIIA

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

        Loan Representations and Warranties of Equity One-Delaware

                Equity One-Delaware ("SELLER") hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor and the Trustee as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the applicable Cut-off Date with respect to the Loans being conveyed by Seller and the Mortgages, Mortgage Notes and Mortgaged Properties related thereto. Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Popular ABS, Inc., as depositor, and JPMorgan Chase Bank, N.A., as trustee. The term "AGREEMENT" shall be used in this Schedule to refer to the Pooling and Servicing Agreement or any Subsequent Transfer Agreement pursuant to which Subsequent Loans are conveyed to the Trustee for inclusion in the Trust Fund, as applicable.

(1) The information set forth on Schedule I to the Agreement with respect to the Initial Loans or the mortgage loan schedule attached to the Subsequent Transfer Agreement with respect to the Subsequent Loans, as applicable, is true and correct in all material respects as of the Closing Date or Subsequent Transfer Date, as applicable.

(2) As of the Initial Cut-off Date, no Initial Loan was 30 or more days contractually past due (assuming 30 day months).

(3) No more than 0.6890% (by principal balance) of the Initial Loans are Second Lien Loans.

(4) No Loan had a Combined Loan-to-Value Ratio at origination in excess of 100%. For purposes of determining the date of origination on which each Loan's Combined Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

(5) Each Mortgage is a valid and enforceable first or second lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(6) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien (except in the case of a Second Lien Loan, which shall be subject to prior liens approved by Seller), encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Agreement.

(7) To the best of Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property.

                                    S-IIIA-1

(8) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

(9) To the best of Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (13) below.

(10) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

(11) Each Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and all applicable predatory and abusive lending laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

(12) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been or shall be delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

(13) For each Loan, other than Second Lien Loans with initial principal balances of $50,000 or less, a lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in item (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

(14) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

(15) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

                                    S-IIIA-2

(16) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

(17) The proceeds of each Loan (other than certain amounts escrowed for home improvements) have been fully disbursed and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

(18) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (b) otherwise by judicial foreclosure.

(19) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

(20) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

(21) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

(22) There is no pledged account or other security other than any Escrow Account and real estate securing the Mortgagor's obligations.

(23) No Loan has a shared appreciation feature, or other contingent interest feature.

(24)    Each Loan contains a customary "due on sale" clause.

(25) To the best of Seller's knowledge: at the Cut-off Date, the improvements on each Mortgaged Property were covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount at least equal to the lesser of (a) the maximum insurable value of the improvements on such Mortgaged Property or (b) (i) in the case of a Loan secured by a Mortgage creating a first lien on such Mortgaged Property, the original principal balance of such Loan, or (ii) in the case of a Loan which is subject to a prior loan or prior loans, the combined principal balances of such Loan and the prior loan(s). If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all Mortgages creating a first lien on the related Mortgaged Property, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to

                                    S-IIIA-3
        obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

(26) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (a) the original outstanding principal balance of the related Loan, (b) the minimum amount required to compensate for damage or loss on a maximum insurable value basis or (c) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

(27) To the best of Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

(28) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

(29) Each Mortgaged Property is improved by a one- to eight-family, or other multi-family, residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

(30)    Each Loan is being serviced by the Servicer.

(31) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related loan schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

(32) To the best of Seller's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (a) payments in the nature of escrow payments, and
        (b) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

(33) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

(34) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

                                    S-IIIA-4

(35) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

(36) The Initial Loans were selected from among the outstanding residential and multi-family mortgage loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Initial Loans set forth in this Schedule IIIA can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders.

(37)    Each Initial Loan has a Due Date in the month of the first Distribution
        Date.

(38) Approximately (a) 8.1560% of the Initial Group I Loans and (b) none of the Initial Group II Loans (by principal balance) are Balloon Loans.

(39) No Loan is subject to negative amortization or deferred interest payments.

(40)    No Mortgagor has requested relief under the Relief Act.

(41) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Section 433.1.

(42) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

(43) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code and Treasury Regulations Section 1.860G-2(a)(1) and (3).

(44) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

(45) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or related Mortgage Note.

(46)    All Loans calculate interest utilizing the actuarial method.

(47) None of the Loans are subject to the Home Ownership & Equity Protection Act of 1994.

(48) As of the Cut-off Date, the Mortgage Rate relating to each Loan that is an adjustable rate mortgage loan has been adjusted in accordance with the terms of the related Mortgage Note.

(49) Each Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(50) No Loan is classified and/or defined as (a) a "high cost home," "covered" (excluding home loans defined as "covered home loans" pursuant to the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home," or "predatory" loan under any applicable federal, state or local law (or is similarly classified and/or defined using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or

                                    S-IIIA-5

        fees), or (b) a "High Cost Loan" or "Covered Loan," as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E).

(51) No Loan originated on or after October 1, 2002, and before March 7, 2003, is secured by property located in the State of Georgia, and no Loan originated on or after March 7, 2003, is a "high cost home loan" as defined under the Georgia Fair Lending Act.

(52) No Loan secured by property located in the State of Kentucky is a "high-cost home loan" as defined in Kentucky House Bill 207.

(53) No Loan secured by property located in the State of New York (a) had an original principal balance of $300,000 or less and (b) had an application date on or after April 1, 2003, the terms of which loan equal or exceed either the APR or the points and fees threshold for "high-cost home loans," as defined in Section 6-L of the New York State Banking Law.

(54) No Loan secured by property located in the State of New Mexico is a "high-cost home loan" as defined in the New Mexico Home Loan Protection Act.

(55) No Loan secured by property located in the State of New Jersey is a "high-cost home loan" as defined in the New Jersey Home Ownership Security Act of 2002.

(56) No Loan secured by property located in the State of Illinois is in violation of the provisions of the Illinois Interest Act.

(57) No Group II-A Loan originated on or after October 1, 2002 has a prepayment penalty longer than three years after its origination and no Group II-A Loan originated prior to October 1, 2002 has a prepayment penalty longer than five years after its origination.

(58) The Servicer has fully furnished with respect to each Group II-A Loan (and, on a going forward basis, will fully furnish), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis (during the period in which the Servicer serviced the Group II-A Loans).

(59) With respect to each Group II-A Loan, no borrower obtained a prepaid single-premium credit-life, credit-disability, credit unemployment or credit property insurance policy in connection with the origination of the Group II-A Loan.

(60) The original principal balance of each Group II-A Loan is within FHLMC loan balance limits in effect as of the Cut-off Date for conforming one- to four-family mortgage loans.

(61) With respect to any Group II-A Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

(62) No Loan secured by property located in the Commonwealth of Massachusetts is a "high cost home mortgage loan" as defined in the Massachusetts Predatory Home Loan Practices Act.

(63) No Loan secured by property located in the State of Indiana is a "high-cost home loan" as defined in the Indiana High Cost Home Loan Act.

                                    S-IIIA-6

                                  SCHEDULE IIIB

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

        Loan Representations and Warranties of Equity One-Minnesota

                Equity One-Minnesota ("SELLER") hereby makes the representations and warranties set forth in this Schedule IIIB to the Depositor and the Trustee as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the applicable Cut-off Date with respect to the Loans being conveyed by Seller and the Mortgages, Mortgage Notes and Mortgaged Properties related thereto. Capitalized terms used but not otherwise defined in this Schedule IIIB shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Popular ABS, Inc., as depositor, and JPMorgan Chase Bank, N.A., as trustee. The term "AGREEMENT" shall be used in this Schedule to refer to the Pooling and Servicing Agreement or any Subsequent Transfer Agreement pursuant to which Subsequent Loans are conveyed to the Trustee for inclusion in the Trust Fund, as applicable.

(1) The information set forth on Schedule I to the Agreement with respect to the Initial Loans or the mortgage loan schedule attached to the Subsequent Transfer Agreement with respect to the Subsequent Loans, as applicable, is true and correct in all material respects as of the Closing Date or Subsequent Transfer Date, as applicable.

(2) As of the Initial Cut-off Date, no Initial Loan was 30 or more days contractually past due (assuming 30 day months).

(3)     None of the Initial Loans are Second Lien Loans.

(4) No Loan had a Combined Loan-to-Value Ratio at origination in excess of 100%. For purposes of determining the date of origination on which each Loan's Combined Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

(5) Each Mortgage is a valid and enforceable first or second lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(6) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien (except in the case of a Second Lien Loan, which shall be subject to prior liens approved by Seller), encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Agreement.

(7) To the best of Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property.

                                    S-IIIB-1

(8) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

(9) To the best of Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (13) below.

(10) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

(11) Each Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and all applicable predatory and abusive lending laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

(12) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been or shall be delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

(13) For each Loan, other than Second Lien Loans with initial principal balances of $50,000 or less, a lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in item (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

(14) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

(15) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

                                    S-IIIB-2

(16) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

(17) The proceeds of each Loan (other than certain amounts escrowed for home improvements) have been fully disbursed and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

(18) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (b) otherwise by judicial foreclosure.

(19) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

(20) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

(21) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

(22) There is no pledged account or other security other than any Escrow Account and real estate securing the Mortgagor's obligations.

(23) No Loan has a shared appreciation feature, or other contingent interest feature.

(24)    Each Loan contains a customary "due on sale" clause.

(25) To the best of Seller's knowledge: at the Cut-off Date, the improvements on each Mortgaged Property were covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount at least equal to the lesser of (a) the maximum insurable value of the improvements on such Mortgaged Property or (b) (i) in the case of a Loan secured by a Mortgage creating a first lien on such Mortgaged Property, the original principal balance of such Loan, or (ii) in the case of a Loan which is subject to a prior loan or prior loans, the combined principal balances of such Loan and the prior loan(s). If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all Mortgages creating a first lien on the related Mortgaged Property, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to

                                    S-IIIB-3
        obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

(26) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (a) the original outstanding principal balance of the related Loan, (b) the minimum amount required to compensate for damage or loss on a maximum insurable value basis or (c) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

(27) To the best of Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

(28) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

(29) Each Mortgaged Property is improved by a one- to eight-family, or other multi-family, residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

(30)    Each Loan is being serviced by the Servicer.

(31) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related loan schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

(32) To the best of Seller's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (a) payments in the nature of escrow payments, and
        (b) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

(33) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

(34) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

                                    S-IIIB-4

(35) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

(36) The Initial Loans were selected from among the outstanding residential and multi-family mortgage loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Initial Loans set forth in this Schedule IIIB can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders.

(37)    Each Initial Loan has a Due Date in the month of the first Distribution
        Date.

(38)    None of the Initial Loans (by principal balance) are Balloon Loans.

(39) No Loan is subject to negative amortization or deferred interest payments.

(40)    No Mortgagor has requested relief under the Relief Act.

(41) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Section 433.1.

(42) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

(43) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code and Treasury Regulations Section 1.860G-2(a)(1) and (3).

(44) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

(45) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or related Mortgage Note.

(46)    All Loans calculate interest utilizing the actuarial method.

(47) None of the Loans are subject to the Home Ownership & Equity Protection Act of 1994.

(48) As of the Cut-off Date, the Mortgage Rate relating to each Loan that is an adjustable rate mortgage loan has been adjusted in accordance with the terms of the related Mortgage Note.

(49) Each Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(50) No Loan is classified and/or defined as (a) a "high cost home," "covered" (excluding home loans defined as "covered home loans" pursuant to the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home," or "predatory" loan under any applicable federal, state or local law (or is similarly classified and/or defined using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), or (b) a "High Cost Loan" or "Covered Loan," as applicable (as such terms are defined in

                                    S-IIIB-5
        the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E).

(51) No Loan originated on or after October 1, 2002, and before March 7, 2003, is secured by property located in the State of Georgia, and no Loan originated on or after March 7, 2003, is a "high cost home loan" as defined under the Georgia Fair Lending Act.

(52) No Loan secured by property located in the State of Kentucky is a "high-cost home loan" as defined in Kentucky House Bill 207.

(53) No Loan secured by property located in the State of New York (a) had an original principal balance of $300,000 or less and (b) had an application date on or after April 1, 2003, the terms of which loan equal or exceed either the APR or the points and fees threshold for "high-cost home loans," as defined in Section 6-L of the New York State Banking Law.

(54) No Loan secured by property located in the State of New Mexico is a "high-cost home loan" as defined in the New Mexico Home Loan Protection Act.

(55) No Loan secured by property located in the State of New Jersey is a "high-cost home loan" as defined in the New Jersey Home Ownership Security Act of 2002.

(56) No Loan secured by property located in the State of Illinois is in violation of the provisions of the Illinois Interest Act.

(57) No Group II-A Loan originated on or after October 1, 2002 has a prepayment penalty longer than three years after its origination and no Group II-A Loan originated prior to October 1, 2002 has a prepayment penalty longer than five years after its origination.

(58) The Servicer has fully furnished with respect to each Group II-A Loan (and, on a going forward basis, will fully furnish), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis (during the period in which the Servicer serviced the Group II-A Loans).

(59) With respect to each Group II-A Loan, no borrower obtained a prepaid single-premium credit-life, credit-disability, credit unemployment or credit property insurance policy in connection with the origination of the Group II-A Loan

(60) The original principal balance of each Group II-A Loan is within FHLMC loan balance limits in effect as of the Cut-off Date for conforming one- to four-family mortgage loans.

(61) With respect to any Group II-A Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

(62) No Loan secured by property located in the Commonwealth of Massachusetts is a "high cost home mortgage loan" as defined in the Massachusetts Predatory Home Loan Practices Act.

(63) No Loan secured by property located in the State of Indiana is a "high-cost home loan" as defined in the Indiana High Cost Home Loan Act.

                                    S-IIIB-6

                                  SCHEDULE IIIC

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

        Loan Representations and Warranties of Equity One-New Hampshire

                Equity One-New Hampshire ("SELLER") hereby makes the representations and warranties set forth in this Schedule IIIC to the Depositor and the Trustee as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the applicable Cut-off Date with respect to the Loans being conveyed by Seller and the Mortgages, Mortgage Notes and Mortgaged Properties related thereto. Capitalized terms used but not otherwise defined in this Schedule IIIC shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Popular ABS, Inc., as depositor, and JPMorgan Chase Bank, N.A., as trustee. The term "AGREEMENT" shall be used in this Schedule to refer to the Pooling and Servicing Agreement or any Subsequent Transfer Agreement pursuant to which Subsequent Loans are conveyed to the Trustee for inclusion in the Trust Fund, as applicable.

(1) The information set forth on Schedule I to the Agreement with respect to the Initial Loans or the mortgage loan schedule attached to the Subsequent Transfer Agreement with respect to the Subsequent Loans, as applicable, is true and correct in all material respects as of the Closing Date or Subsequent Transfer Date, as applicable.

(2) As of the Initial Cut-off Date, no Initial Loan was 30 or more days contractually past due (assuming 30 day months).

(3)     None of the Initial Loans are Second Lien Loans.

(4) No Loan had a Combined Loan-to-Value Ratio at origination in excess of 100%. For purposes of determining the date of origination on which each Loan's Combined Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

(5) Each Mortgage is a valid and enforceable first or second lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(6) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien (except in the case of a Second Lien Loan, which shall be subject to prior liens approved by Seller), encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Agreement.

(7) To the best of Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property.

                                    S-IIIC-1

(8) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

(9) To the best of Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (13) below.

(10) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

(11) Each Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and all applicable predatory and abusive lending laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

(12) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been or shall be delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

(13) For each Loan, other than Second Lien Loans with initial principal balances of $50,000 or less, a lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in item (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

(14) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

(15) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

                                    S-IIIC-2

(16) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

(17) The proceeds of each Loan (other than certain amounts escrowed for home improvements) have been fully disbursed and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

(18) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (b) otherwise by judicial foreclosure.

(19) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

(20) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

(21) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

(22) There is no pledged account or other security other than any Escrow Account and real estate securing the Mortgagor's obligations.

(23) No Loan has a shared appreciation feature, or other contingent interest feature.

(24)    Each Loan contains a customary "due on sale" clause.

(25) To the best of Seller's knowledge: at the Cut-off Date, the improvements on each Mortgaged Property were covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount at least equal to the lesser of (a) the maximum insurable value of the improvements on such Mortgaged Property or (b) (i) in the case of a Loan secured by a Mortgage creating a first lien on such Mortgaged Property, the original principal balance of such Loan, or (ii) in the case of a Loan which is subject to a prior loan or prior loans, the combined principal balances of such Loan and the prior loan(s). If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all Mortgages creating a first lien on the related Mortgaged Property, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to

                                    S-IIIC-3
        obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

(26) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (a) the original outstanding principal balance of the related Loan, (b) the minimum amount required to compensate for damage or loss on a maximum insurable value basis or (c) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

(27) To the best of Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

(28) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

(29) Each Mortgaged Property is improved by a one- to eight-family, or other multi-family, residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

(30)    Each Loan is being serviced by the Servicer.

(31) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related loan schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

(32) To the best of Seller's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (a) payments in the nature of escrow payments, and
        (b) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

(33) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

(34) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

                                    S-IIIC-4

(35) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

(36) The Initial Loans were selected from among the outstanding residential and multi-family mortgage loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Initial Loans set forth in this Schedule IIIC can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders.

(37)    Each Initial Loan has a Due Date in the month of the first Distribution
        Date.

(38)    None of the Initial Loans (by principal balance) are Balloon Loans.

(39) No Loan is subject to negative amortization or deferred interest payments.

(40)    No Mortgagor has requested relief under the Relief Act.

(41) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Section 433.1.

(42) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

(43) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code and Treasury Regulations Section 1.860G-2(a)(1) and (3).

(44) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

(45) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or related Mortgage Note.

(46)    All Loans calculate interest utilizing the actuarial method.

(47) None of the Loans are subject to the Home Ownership & Equity Protection Act of 1994.

(48) As of the Cut-off Date, the Mortgage Rate relating to each Loan that is an adjustable rate mortgage loan has been adjusted in accordance with the terms of the related Mortgage Note.

(49) Each Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(50) No Loan is classified and/or defined as (a) a "high cost home," "covered" (excluding home loans defined as "covered home loans" pursuant to the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home," or "predatory" loan under any applicable federal, state or local law (or is similarly classified and/or defined using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), or (b) a "High Cost Loan" or "Covered Loan," as applicable (as such terms are defined in

                                    S-IIIC-5
        the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E).

(51) No Loan originated on or after October 1, 2002, and before March 7, 2003, is secured by property located in the State of Georgia, and no Loan originated on or after March 7, 2003, is a "high cost home loan" as defined under the Georgia Fair Lending Act.

(52) No Loan secured by property located in the State of Kentucky is a "high-cost home loan" as defined in Kentucky House Bill 207.

(53) No Loan secured by property located in the State of New York (a) had an original principal balance of $300,000 or less and (b) had an application date on or after April 1, 2003, the terms of which loan equal or exceed either the APR or the points and fees threshold for "high-cost home loans," as defined in Section 6-L of the New York State Banking Law.

(54) No Loan secured by property located in the State of New Mexico is a "high-cost home loan" as defined in the New Mexico Home Loan Protection Act.

(55) No Loan secured by property located in the State of New Jersey is a "high-cost home loan" as defined in the New Jersey Home Ownership Security Act of 2002.

(56) No Loan secured by property located in the State of Illinois is in violation of the provisions of the Illinois Interest Act.

(57) No Group II-A Loan originated on or after October 1, 2002 has a prepayment penalty longer than three years after its origination and no Group II-A Loan originated prior to October 1, 2002 has a prepayment penalty longer than five years after its origination.

(58) The Servicer has fully furnished with respect to each Group II-A Loan (and, on a going forward basis, will fully furnish), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis (during the period in which the Servicer serviced the Group II-A Loans).

(59) With respect to each Group II-A Loan, no borrower obtained a prepaid single-premium credit-life, credit-disability, credit unemployment or credit property insurance policy in connection with the origination of the Group II-A Loan.

(60) The original principal balance of each Group II-A Loan is within FHLMC loan balance limits in effect as of the Cut-off Date for conforming one- to four-family mortgage loans.

(61) With respect to any Group II-A Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

(62) No Loan secured by property located in the Commonwealth of Massachusetts is a "high cost home mortgage loan" as defined in the Massachusetts Predatory Home Loan Practices Act.

(63) No Loan secured by property located in the State of Indiana is a "high-cost home loan" as defined in the Indiana High Cost Home Loan Act.

                                    S-IIIC-6

                                  SCHEDULE IIID

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

        Loan Representations and Warranties of Equity One-Pennsylvania

                Equity One-Pennsylvania ("SELLER") hereby makes the representations and warranties set forth in this Schedule IIID to the Depositor and the Trustee as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the applicable Cut-off Date with respect to the Loans being conveyed by Seller and the Mortgages, Mortgage Notes and Mortgaged Properties related thereto. Capitalized terms used but not otherwise defined in this Schedule IIID shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Popular ABS, Inc., as depositor, and JPMorgan Chase Bank, N.A., as trustee. The term "AGREEMENT" shall be used in this Schedule to refer to the Pooling and Servicing Agreement or any Subsequent Transfer Agreement pursuant to which Subsequent Loans are conveyed to the Trustee for inclusion in the Trust Fund, as applicable.

(1) The information set forth on Schedule I to the Agreement with respect to the Initial Loans or the mortgage loan schedule attached to the Subsequent Transfer Agreement with respect to the Subsequent Loans, as applicable, is true and correct in all material respects as of the Closing Date or Subsequent Transfer Date, as applicable.

(2) As of the Initial Cut-off Date, no Initial Loan was 30 or more days contractually past due (assuming 30 day months).

(3) No more than 0.3120% (by principal balance) of the Initial Loans are Second Lien Loans.

(4) No Loan had a Combined Loan-to-Value Ratio at origination in excess of 100%. For purposes of determining the date of origination on which each Loan's Combined Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

(5) Each Mortgage is a valid and enforceable first or second lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(6) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien (except in the case of a Second Lien Loan, which shall be subject to prior liens approved by Seller), encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Agreement.

(7) To the best of Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property.

                                    S-IIID-1

(8) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

(9) To the best of Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (13) below.

(10) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

(11) Each Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and all applicable predatory and abusive lending laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

(12) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been or shall be delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

(13) For each Loan, other than Second Lien Loans with initial principal balances of $50,000 or less, a lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in item (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

(14) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

(15) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

                                    S-IIID-2

(16) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

(17) The proceeds of each Loan (other than certain amounts escrowed for home improvements) have been fully disbursed and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

(18) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (b) otherwise by judicial foreclosure.

(19) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

(20) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

(21) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

(22) There is no pledged account or other security other than any Escrow Account and real estate securing the Mortgagor's obligations.

(23) No Loan has a shared appreciation feature, or other contingent interest feature.

(24)    Each Loan contains a customary "due on sale" clause.

(25) To the best of Seller's knowledge: at the Cut-off Date, the improvements on each Mortgaged Property were covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount at least equal to the lesser of (a) the maximum insurable value of the improvements on such Mortgaged Property or (b) (i) in the case of a Loan secured by a Mortgage creating a first lien on such Mortgaged Property, the original principal balance of such Loan, or (ii) in the case of a Loan which is subject to a prior loan or prior loans, the combined principal balances of such Loan and the prior loan(s). If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all Mortgages creating a first lien on the related Mortgaged Property, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to

                                    S-IIID-3
        obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

(26) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (a) the original outstanding principal balance of the related Loan, (b) the minimum amount required to compensate for damage or loss on a maximum insurable value basis or (c) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

(27) To the best of Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

(28) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

(29) Each Mortgaged Property is improved by a one- to eight-family, or other multi-family, residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

(30)    Each Loan is being serviced by the Servicer.

(31) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related loan schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

(32) To the best of Seller's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (a) payments in the nature of escrow payments, and
        (b) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

(33) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

(34) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

                                    S-IIID-4

(35) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

(36) The Initial Loans were selected from among the outstanding residential and multi-family mortgage loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Initial Loans set forth in this Schedule IIID can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders.

(37)    Each Initial Loan has a Due Date in the month of the first Distribution
        Date.

(38)    None of the Initial Loans (by principal balance) are Balloon Loans.

(39) No Loan is subject to negative amortization or deferred interest payments.

(40)    No Mortgagor has requested relief under the Relief Act.

(41) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Section 433.1.

(42) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

(43) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code and Treasury Regulations Section 1.860G-2(a)(1) and (3).

(44) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

(45) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or related Mortgage Note.

(46)    All Loans calculate interest utilizing the actuarial method.

(47) None of the Loans are subject to the Home Ownership & Equity Protection Act of 1994.

(48) As of the Cut-off Date, the Mortgage Rate relating to each Loan that is an adjustable rate mortgage loan has been adjusted in accordance with the terms of the related Mortgage Note.

(49) Each Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(50) No Loan is classified and/or defined as (a) a "high cost home," "covered" (excluding home loans defined as "covered home loans" pursuant to the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home," or "predatory" loan under any applicable federal, state or local law (or is similarly classified and/or defined using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), or (b) a "High Cost Loan" or "Covered Loan," as applicable (as such terms are defined in

                                    S-IIID-5
        the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E).

(51) No Loan originated on or after October 1, 2002, and before March 7, 2003, is secured by property located in the State of Georgia, and no Loan originated on or after March 7, 2003, is a "high cost home loan" as defined under the Georgia Fair Lending Act.

(52) No Loan secured by property located in the State of Kentucky is a "high-cost home loan" as defined in Kentucky House Bill 207.

(53) No Loan secured by property located in the State of New York (a) had an original principal balance of $300,000 or less and (b) had an application date on or after April 1, 2003, the terms of which loan equal or exceed either the APR or the points and fees threshold for "high-cost home loans," as defined in Section 6-L of the New York State Banking Law.

(54) No Loan secured by property located in the State of New Mexico is a "high-cost home loan" as defined in the New Mexico Home Loan Protection Act.

(55) No Loan secured by property located in the State of New Jersey is a "high-cost home loan" as defined in the New Jersey Home Ownership Security Act of 2002.

(56) No Loan secured by property located in the State of Illinois is in violation of the provisions of the Illinois Interest Act.

(57) No Group II-A Loan originated on or after October 1, 2002 has a prepayment penalty longer than three years after its origination and no Group II-A Loan originated prior to October 1, 2002 has a prepayment penalty longer than five years after its origination.

(58) The Servicer has fully furnished with respect to each Group II-A Loan (and, on a going forward basis, will fully furnish), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis (during the period in which the Servicer serviced the Group II-A Loans).

(59) With respect to each Group II-A Loan, no borrower obtained a prepaid single-premium credit-life, credit-disability, credit unemployment or credit property insurance policy in connection with the origination of the Group II-A Loan.

(60) The original principal balance of each Group II-A Loan is within FHLMC loan balance limits in effect as of the Cut-off Date for conforming one- to four-family mortgage loans.

(61) With respect to any Group II-A Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

(62) No Loan secured by property located in the Commonwealth of Massachusetts is a "high cost home mortgage loan" as defined in the Massachusetts Predatory Home Loan Practices Act.

(63) No Loan secured by property located in the State of Indiana is a "high-cost home loan" as defined in the Indiana High Cost Home Loan Act.

                                    S-IIID-6

                                  SCHEDULE IIIE

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

        Loan Representations and Warranties of Popular Financial

                Popular Financial ("SELLER") hereby makes the representations and warranties set forth in this Schedule IIIE to the Depositor and the Trustee as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the applicable Cut-off Date with respect to the Loans being conveyed by Seller and the Mortgages, Mortgage Notes and Mortgaged Properties related thereto. Capitalized terms used but not otherwise defined in this Schedule IIIE shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Popular ABS, Inc., as depositor, and JPMorgan Chase Bank, N.A., as trustee. The term "AGREEMENT" shall be used in this Schedule to refer to the Pooling and Servicing Agreement or any Subsequent Transfer Agreement pursuant to which Subsequent Loans are conveyed to the Trustee for inclusion in the Trust Fund, as applicable.

(1) The information set forth on Schedule I to the Agreement with respect to the Initial Loans or the mortgage loan schedule attached to the Subsequent Transfer Agreement with respect to the Subsequent Loans, as applicable, is true and correct in all material respects as of the Closing Date or Subsequent Transfer Date, as applicable.

(2) As of the Initial Cut-off Date, no Initial Loan was 30 or more days contractually past due (assuming 30 day months).

(3) No more than 5.0850% (by principal balance) of the Initial Loans are Second Lien Loans.

(4) No Loan had a Combined Loan-to-Value Ratio at origination in excess of 100%. For purposes of determining the date of origination on which each Loan's Combined Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

(5) Each Mortgage is a valid and enforceable first or second lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(6) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien (except in the case of a Second Lien Loan, which shall be subject to prior liens approved by Seller), encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Agreement.

(7) To the best of Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property.

                                    S-IIIE-1

(8) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

(9) To the best of Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (13) below.

(10) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

(11) Each Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and all applicable predatory and abusive lending laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

(12) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been or shall be delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

(13) For each Loan, other than Second Lien Loans with initial principal balances of $50,000 or less, a lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in item (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

(14) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

(15) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

                                    S-IIIE-2

(16) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

(17) The proceeds of each Loan (other than certain amounts escrowed for home improvements) have been fully disbursed and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

(18) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (b) otherwise by judicial foreclosure.

(19) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

(20) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

(21) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

(22) There is no pledged account or other security other than any Escrow Account and real estate securing the Mortgagor's obligations.

(23) No Loan has a shared appreciation feature, or other contingent interest feature.

(24)    Each Loan contains a customary "due on sale" clause.

(25) To the best of Seller's knowledge: at the Cut-off Date, the improvements on each Mortgaged Property were covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount at least equal to the lesser of (a) the maximum insurable value of the improvements on such Mortgaged Property or (b) (i) in the case of a Loan secured by a Mortgage creating a first lien on such Mortgaged Property, the original principal balance of such Loan, or (ii) in the case of a Loan which is subject to a prior loan or prior loans, the combined principal balances of such Loan and the prior loan(s). If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all Mortgages creating a first lien on the related Mortgaged Property, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to

                                    S-IIIE-3
        obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

(26) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (a) the original outstanding principal balance of the related Loan, (b) the minimum amount required to compensate for damage or loss on a maximum insurable value basis or (c) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

(27) To the best of Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

(28) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

(29) Each Mortgaged Property is improved by a one- to eight-family, or other multi-family, residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

(30)    Each Loan is being serviced by the Servicer.

(31) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related loan schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

(32) To the best of Seller's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (a) payments in the nature of escrow payments, and
        (b) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

(33) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

(34) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

                                    S-IIIE-4

(35) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

(36) The Initial Loans were selected from among the outstanding residential and multi-family mortgage loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Initial Loans set forth in this Schedule IIIF can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders.

(37)    Each Initial Loan has a Due Date in the month of the first Distribution
        Date.

(38) Approximately (a) 5.9710% of the Initial Group I Loans and (b) none of the Initial Group II Loans (by principal balance) are Balloon Loans.

(39) No Loan is subject to negative amortization or deferred interest payments.

(40)    No Mortgagor has requested relief under the Relief Act.

(41) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Section 433.1.

(42) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

(43) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code and Treasury Regulations Section 1.860G-2(a)(1) and (3).

(44) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

(45) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or related Mortgage Note.

(46)    All Loans calculate interest utilizing the actuarial method.

(47) None of the Loans are subject to the Home Ownership & Equity Protection Act of 1994.

(48) As of the Cut-off Date, the Mortgage Rate relating to each Loan that is an adjustable rate mortgage loan has been adjusted in accordance with the terms of the related Mortgage Note.

(49) Each Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(50) No Loan is classified and/or defined as (a) a "high cost home," "covered" (excluding home loans defined as "covered home loans" pursuant to the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home," or "predatory" loan under any applicable federal, state or local law (or is similarly classified and/or defined using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), or (b) a "High Cost Loan" or "Covered Loan," as applicable (as such terms are defined in

                                    S-IIIE-5
        the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E).

(51) No Loan originated on or after October 1, 2002, and before March 7, 2003, is secured by property located in the State of Georgia, and no Loan originated on or after March 7, 2003, is a "high cost home loan" as defined under the Georgia Fair Lending Act.

(52) No Loan secured by property located in the State of Kentucky is a "high-cost home loan" as defined in Kentucky House Bill 207.

(53) No Loan secured by property located in the State of New York (a) had an original principal balance of $300,000 or less and (b) had an application date on or after April 1, 2003, the terms of which loan equal or exceed either the APR or the points and fees threshold for "high-cost home loans," as defined in Section 6-L of the New York State Banking Law.

(54) No Loan secured by property located in the State of New Mexico is a "high-cost home loan" as defined in the New Mexico Home Loan Protection Act.

(55) No Loan secured by property located in the State of New Jersey is a "high-cost home loan" as defined in the New Jersey Home Ownership Security Act of 2002.

(56) No Loan secured by property located in the State of Illinois is in violation of the provisions of the Illinois Interest Act.

(57) No Group II-A Loan originated on or after October 1, 2002 has a prepayment penalty longer than three years after its origination and no Group II-A Loan originated prior to October 1, 2002 has a prepayment penalty longer than five years after its origination.

(58) The Servicer has fully furnished with respect to each Group II-A Loan (and, on a going forward basis, will fully furnish), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis (during the period in which the Servicer serviced the Group II-A Loans).

(59) With respect to each Group II-A Loan, no borrower obtained a prepaid single-premium credit-life, credit-disability, credit unemployment or credit property insurance policy in connection with the origination of the Group II-A Loan.

(60) The original principal balance of each Group II-A Loan is within FHLMC loan balance limits in effect as of the Cut-off Date for conforming one- to four-family mortgage loans.

(61) With respect to any Group II-A Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

(62) No Loan secured by property located in the Commonwealth of Massachusetts is a "high cost home mortgage loan" as defined in the Massachusetts Predatory Home Loan Practices Act.

(63) No Loan secured by property located in the State of Indiana is a "high-cost home loan" as defined in the Indiana High Cost Home Loan Act.

                                    S-IIIE-6

                                  SCHEDULE IIIF

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

        Loan Representations and Warranties of Popular Funding

                Popular Funding ("SELLER") hereby makes the representations and warranties set forth in this Schedule IIIF to the Depositor and the Trustee as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the applicable Cut-off Date with respect to the Loans being conveyed by Seller and the Mortgages, Mortgage Notes and Mortgaged Properties related thereto. Capitalized terms used but not otherwise defined in this Schedule IIIF shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Popular ABS, Inc., as depositor, and JPMorgan Chase Bank, N.A., as trustee. The term "AGREEMENT" shall be used in this Schedule to refer to the Pooling and Servicing Agreement or any Subsequent Transfer Agreement pursuant to which Subsequent Loans are conveyed to the Trustee for inclusion in the Trust Fund, as applicable.

(1) The information set forth on Schedule I to the Agreement with respect to the Initial Loans or the mortgage loan schedule attached to the Subsequent Transfer Agreement with respect to the Subsequent Loans, as applicable, is true and correct in all material respects as of the Closing Date or Subsequent Transfer Date, as applicable.

(2) As of the Initial Cut-off Date, no Initial Loan was contractually past due (assuming 30 day months) for 60 or more days. In addition, not more than 0.00137% (by principal balance) of the Initial Group I Loans, none of the Initial Group II-A Loans and none of the Initial Group II-B Loans set forth on Schedule I to the Agreement were 30 or more days contractually past due (assuming 30 day months).

(3) No more than 0.3541% (by principal balance) of the Initial Loans are Second Lien Loans.

(4) No Loan had a Combined Loan-to-Value Ratio at origination in excess of 100%. For purposes of determining the date of origination on which each Loan's Combined Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

(5) Each Mortgage is a valid and enforceable first or second lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(6) Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien (except in the case of a Second Lien Loan, which shall be subject to prior liens approved by Seller), encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Agreement.

                                    S-IIIF-1

(7) To the best of Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property.

(8) There is no valid right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

(9) To the best of Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (13) below.

(10) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

(11) Each Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and all applicable predatory and abusive lending laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

(12) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been or shall be delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

(13) For each Loan, other than Second Lien Loans with initial principal balances of $50,000 or less, a lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in item (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

(14) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

(15) To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates,

                                    S-IIIF-2
        have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

(16) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

(17) The proceeds of each Loan (other than certain amounts escrowed for home improvements) have been fully disbursed and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

(18) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (b) otherwise by judicial foreclosure.

(19) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

(20) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

(21) The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

(22) There is no pledged account or other security other than any Escrow Account and real estate securing the Mortgagor's obligations.

(23) No Loan has a shared appreciation feature, or other contingent interest feature.

(24)    Each Loan contains a customary "due on sale" clause.

(25) To the best of Seller's knowledge: at the Cut-off Date, the improvements on each Mortgaged Property were covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount at least equal to the lesser of (a) the maximum insurable value of the improvements on such Mortgaged Property or (b) (i) in the case of a Loan secured by a Mortgage creating a first lien on such Mortgaged Property, the original principal balance of such Loan, or (ii) in the case of a Loan which is subject to a prior loan or prior loans, the combined principal balances of such Loan and the prior loan(s). If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all Mortgages creating a first lien on the related Mortgaged Property, all such individual insurance policies and all flood policies referred to in item (25) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any

                                    S-IIIF-3
        premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

(26) If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (a) the original outstanding principal balance of the related Loan, (b) the minimum amount required to compensate for damage or loss on a maximum insurable value basis or (c) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

(27) To the best of Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of any Mortgaged Property.

(28) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

(29) Each Mortgaged Property is improved by a one- to eight-family, or other multi-family, residential dwelling including condominium units, which, to the best of Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

(30)    Each Loan is being serviced by the Servicer.

(31) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related loan schedule. The consolidated principal amount does not exceed the original principal amount of such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

(32) To the best of Seller's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (a) payments in the nature of escrow payments, and
        (b) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

(33) Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

                                    S-IIIF-4

(34) An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

(35) No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

(36) The Initial Loans were selected from among the outstanding residential and multi-family mortgage loans in Seller's portfolio at the Closing Date as to which the representations and warranties made as to such Initial Loans set forth in this Schedule IIIA can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders.

(37)    Each Initial Loan has a Due Date in the month of the first Distribution
        Date.

(38) Approximately (a) 4.1066% of the Initial Group I Loans and (b) none of the Initial Group II Loans (by principal balance) are Balloon Loans.

(39) No Loan is subject to negative amortization or deferred interest payments.

(40)    No Mortgagor has requested relief under the Relief Act.

(41) None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Section 433.1.

(42) No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

(43) Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code and Treasury Regulations Section 1.860G-2(a)(1) and (3).

(44) The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

(45) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or related Mortgage Note.

(46)    All Loans calculate interest utilizing the actuarial method.

(47) None of the Loans are subject to the Home Ownership & Equity Protection Act of 1994.

(48) As of the Cut-off Date, the Mortgage Rate relating to each Loan that is an adjustable rate mortgage loan has been adjusted in accordance with the terms of the related Mortgage Note.

(49) Each Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(50) No Loan is classified and/or defined as (a) a "high cost home," "covered" (excluding home loans defined as "covered home loans" pursuant to the New Jersey Home Ownership Security Act of

                                    S-IIIF-5

        2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home," or "predatory" loan under any applicable federal, state or local law (or is similarly classified and/or defined using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), or (b) a "High Cost Loan" or "Covered Loan," as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary which is now Version
        5.6 Revised, Appendix E).

(51) No Loan originated on or after October 1, 2002, and before March 7, 2003, is secured by property located in the State of Georgia, and no Loan originated on or after March 7, 2003, is a "high cost home loan" as defined under the Georgia Fair Lending Act.

(52) No Loan secured by property located in the State of Kentucky is a "high-cost home loan" as defined in Kentucky House Bill 207.

(53) No Loan secured by property located in the State of New York (a) had an original principal balance of $300,000 or less and (b) had an application date on or after April 1, 2003, the terms of which loan equal or exceed either the APR or the points and fees threshold for "high-cost home loans," as defined in Section 6-L of the New York State Banking Law.

(54) No Loan secured by property located in the State of New Mexico is a "high-cost home loan" as defined in the New Mexico Home Loan Protection Act.

(55) No Loan secured by property located in the State of New Jersey is a "high-cost home loan" as defined in the New Jersey Home Ownership Security Act of 2002.

(56) No Loan secured by property located in the State of Illinois is in violation of the provisions of the Illinois Interest Act.

(57) No Group II-A Loan originated on or after October 1, 2002 has a prepayment penalty longer than three years after its origination and no Group II-A Loan originated prior to October 1, 2002 has a prepayment penalty longer than five years after its origination.

(58) The Servicer has fully furnished with respect to each Group II-A Loan (and, on a going forward basis, will fully furnish), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis (during the period in which the Servicer serviced the Group II-A Loans).

(59) With respect to each Group II-A Loan, no borrower obtained a prepaid single-premium credit-life, credit-disability, credit unemployment or credit property insurance policy in connection with the origination of the Group II-A Loan.

(60) The original principal balance of each Group II-A Loan is within FHLMC loan balance limits in effect as of the Cut-off Date for conforming one- to four-family mortgage loans.

(61) With respect to any Group II-A Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

                                    S-IIIF-6

(62) No Loan secured by property located in the Commonwealth of Massachusetts is a "high cost home mortgage loan" as defined in the Massachusetts Predatory Home Loan Practices Act.

(63) No Loan secured by property located in the State of Indiana is a "high-cost home loan" as defined in the Indiana High Cost Home Loan Act.

                                    S-IIIF-7

                                   SCHEDULE IV

                          LIST OF FINANCING STATEMENTS:

                    PERFECTION OF GRANT OF SECURITY INTEREST

                             BY SELLERS TO DEPOSITOR

                 SELLER                                           LOCATION
------------------------------------------   ----------------------------------------------------
Equity One, Inc., a Delaware corporation     Secretary of State of the State of Delaware

Equity One, Incorporated                     Secretary of the Commonwealth of the Commonwealth of
                                             Pennsylvania

Equity One, Inc., a Minnesota corporation    Secretary of State of Minnesota

Equity One Consumer Loan Company, Inc.       Secretary of State of New Hampshire

Popular Financial Services, LLC              Secretary of State of the State of Delaware

Popular Financial Funding, LLC               Secretary of State of the State of Delaware

                                     S-IV-1

                                   SCHEDULE V

                          LIST OF FINANCING STATEMENTS:

                    PERFECTION OF GRANT OF SECURITY INTEREST

                             BY DEPOSITOR TO TRUSTEE

           DEPOSITOR                                 LOCATION
---------------------------------   --------------------------------------------
Popular ABS, Inc.                   Secretary of State of the State of Delaware

                                     S-V-1

                                   SCHEDULE VI

                          LIST OF FINANCING STATEMENTS:

                               PERFECTION OF SALE

                             BY SELLERS TO DEPOSITOR

                  SELLER                                          LOCATION
------------------------------------------   ----------------------------------------------------
Equity One, Inc., a Delaware corporation     Secretary of State of the State of Delaware

Equity One, Incorporated                     Secretary of the Commonwealth of the Commonwealth of
                                             Pennsylvania

Equity One, Inc., a Minnesota corporation    Secretary of State of Minnesota

Equity One Consumer Loan Company, Inc.       Secretary of State of New Hampshire

Popular Financial Services, LLC              Secretary of State of the State of Delaware

Popular Financial Funding, LLC               Secretary of State of the State of Delaware

                                     S-VII-1

                                  SCHEDULE VII

                          LIST OF FINANCING STATEMENTS:

                               PERFECTION OF SALE

                             BY DEPOSITOR TO TRUSTEE

           DEPOSITOR                                 LOCATION
---------------------------------   --------------------------------------------
Popular ABS, Inc.                   Secretary of State of the State of Delaware

                                     S-VII-1

                                   EXHIBIT A-1

                         Form of Class AF-[] Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                     :

Cut-off Date:                       :        December 31, 2004

First Distribution Date:            :        February 25, 2005

Initial Certificate Balance
of this Certificate
("DENOMINATION")                    :        $

Initial Class Certificate Balance
of all Certificates of
this Class:                         :        $

ISIN                                :
CUSIP                               :

                                Popular ABS, Inc.
                Mortgage Pass-Through Certificates, Series 2005-1
                                   Class AF-[]

        evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate mortgage loans divided into three groups, Group I, Group II-A and Group II-B (collectively, the "LOANS"). The Loans in Group I are fixed rate mortgage loans secured by first and second liens on one- to four-family dwellings and other multi-family dwellings. The Loans in Group II-A are adjustable rate mortgage loans secured by first liens on one- to four-family dwellings. The Loans in Group II-B are adjustable rate mortgage loans secured by first liens on one- to four-family dwellings and other multi-family dwellings. The Class AF-[] Certificates primarily represent an interest in the Loans in Group I.

                         Popular ABS, Inc., as Depositor

                                     A-1-1

        Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

        This certifies that_________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Loans deposited by Popular ABS, Inc. (the "DEPOSITOR"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "AGREEMENT") among the Depositor, Equity One, Inc., a Delaware corporation, Popular Financial Funding, LLC, Equity One, Inc., a Minnesota corporation, Equity One Consumer Loan Company, Inc., Equity One, Incorporated and Popular Financial Services, LLC, as sellers (in such capacity, collectively, the "Sellers"), Equity One, Inc., a Delaware corporation, as servicer (in such capacity, the "SERVICER"), and JPMorgan Chase Bank, N.A., as trustee (the "TRUSTEE"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                *      *     *

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated______________________, 20__            JPMorgan Chase Bank, N.A.,
Countersigned:                               as Trustee

By:                                          By:
   ---------------------------------            --------------------------------
   Authorized Signatory of
   JPMorgan Chase Bank, N.A.,
   as Trustee

                                     A-1-2

                                   EXHIBIT A-2

                         Form of Class AV-[] Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

[THIS CLASS AV-1B CERTIFICATE IS SUBORDINATE TO THE CLASS AV-1A CERTIFICATES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

Certificate No.                     :

Cut-off Date:                       :        December 31, 2004

First Distribution Date:            :        February 25, 2005

Initial Class Certificate Balance
of this Certificate
("DENOMINATION")                    :        $

Initial Class Certificate Balance
of all Certificates of
this Class:                         :        $

ISIN                                :
CUSIP                               :

                                Popular ABS, Inc.
                Mortgage Pass-Through Certificates, Series 2005-1
                                   Class AV-[]

        evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate mortgage loans divided into three groups, Group I, Group II-A and Group II-B (collectively, the "LOANS"). The Loans in Group I are fixed rate mortgage loans secured by first and second liens on one- to four-family dwellings and other multi-family dwellings. The Loans in Group II-A are adjustable rate mortgage loans secured by first liens on one- to four-family dwellings. The Loans in Group II-B are adjustable rate mortgage loans secured by first liens on

                                     A-2-1
        one- to four-family dwellings and other multi-family dwellings. [The [Class AV-1A] [Class AV-1B] Certificates primarily represent an interest in the Group II-A Loans] [The Class AV-2 Certificates primarily represent an interest in the Group II-B Loans].

                         Popular ABS, Inc., as Depositor

        Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

        This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Loans deposited by Popular ABS, Inc. (the "DEPOSITOR"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "AGREEMENT") among the Depositor, Equity One, Inc., a Delaware corporation, Popular Financial Funding, LLC, Equity One, Inc., a Minnesota corporation, Equity One Consumer Loan Company, Inc., Equity One, Incorporated and Popular Financial Services, LLC, as sellers (in such capacity, collectively, the "Sellers"), Equity One, Inc., a Delaware corporation, as servicer (in such capacity, the "SERVICER"), and JPMorgan Chase Bank, N.A., as trustee (the "TRUSTEE"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                *      *     *

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated _____________________, 20__            JPMorgan Chase Bank, N.A.,
Countersigned:                               as Trustee

By:                                          By:
   ---------------------------------            --------------------------------
     Authorized Signatory of
     JPMorgan Chase Bank, N.A.,
     as Trustee

                                     A-2-2

                                   EXHIBIT A-3

                         Form of Class M-[] Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS M-[] CERTIFICATE IS SUBORDINATE TO THE [SENIOR CERTIFICATES] [SENIOR CERTIFICATES AND THE CLASS M-1 CERTIFICATES] [SENIOR CERTIFICATES, THE CLASS M-1 CERTIFICATES AND THE CLASS M-2 CERTIFICATES] [SENIOR CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES AND THE CLASS M-3 CERTIFICATES] OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Certificate No.                     :

Cut-off Date:                       :        December 31, 2004

First Distribution Date:            :        February 25, 2005

Initial Certificate Balance
of this Certificate
("DENOMINATION")                    :        $

Initial Class Certificate Balance
of all Certificates of
this Class:                         :        $

ISIN                                :
CUSIP                               :

                                Popular ABS, Inc.
                Mortgage Pass-Through Certificates, Series 2005-1
                                   Class M-[]

        evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate mortgage loans divided into three groups, Group I, Group II-A and Group II-B (collectively, the "LOANS"). The Loans in Group I are fixed rate mortgage loans secured by first

                                     A-3-1
        and second liens on one- to four-family dwellings and other multi-family dwellings. The Loans in Group II-A are adjustable rate mortgage loans secured by first liens on one- to four-family dwellings. The Loans in Group II-B are adjustable rate mortgage loans secured by first liens on one- to four-family dwellings and other multi-family dwellings. The Class M-[] Certificates primarily represent an interest in the Group I, Group II-A and Group II-B Loans.

                         Popular ABS, Inc., as Depositor

        Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

        This certifies___________ that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Loans deposited by Popular ABS, Inc. (the "DEPOSITOR"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "AGREEMENT") among the Depositor, Equity One, Inc., a Delaware corporation, Popular Financial Funding, LLC, Equity One, Inc., a Minnesota corporation, Equity One Consumer Loan Company, Inc., Equity One, Incorporated and Popular Financial Services, LLC, as sellers (in such capacity, collectively, the "Sellers"), Equity One, Inc., a Delaware corporation, as servicer (in such capacity, the "SERVICER"), and JPMorgan Chase Bank, N.A., as trustee (the "TRUSTEE"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                *      *     *

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated______________________, 20__            JPMorgan Chase Bank, N.A.,
Countersigned:                               as Trustee

By:                                          By:
   ------------------------------               --------------------------------
   Authorized Signatory of
   JPMorgan Chase Bank, N.A.,
   as Trustee

                                     A-3-2

                                   EXHIBIT A-4

                         Form of Class B-[] Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS B-[] CERTIFICATE IS SUBORDINATE TO THE [SENIOR CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES AND THE CLASS M-4 CERTIFICATES] [SENIOR CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES AND THE CLASS B-1 CERTIFICATES] [SENIOR CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES, CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES] OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Certificate No.                     :

Cut-off Date:                       :        December 31, 2004

First Distribution Date:            :        February 25, 2005

Initial Certificate Balance
of this Certificate
("DENOMINATION")                    :        $

Initial Class Certificate Balance
of all Certificates of
this Class:                         :        $

ISIN                                :
CUSIP                               :

                                Popular ABS, Inc.
                Mortgage Pass-Through Certificates, Series 2005-1
                                   Class B-[]

                                     A-4-1
        evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate mortgage loans divided into three groups, Group I, Group II-A and Group II-B (collectively, the "LOANS"). The Loans in Group I are fixed rate mortgage loans secured by first and second liens on one- to four-family dwellings and other multi-family dwellings. The Loans in Group II-A are adjustable rate mortgage loans secured by first liens on one- to four-family dwellings. The Loans in Group II-B are adjustable rate mortgage loans secured by first liens on one- to four-family dwellings and other multi-family dwellings. The Class B-[] Certificates primarily represent an interest in the Group I, Group II-A and Group II-B Loans.

                         Popular ABS, Inc., as Depositor

        Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

        This certifies __________________ that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Loans deposited by Popular ABS, Inc. (the "DEPOSITOR"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "AGREEMENT") among the Depositor, Equity One, Inc., a Delaware corporation, Popular Financial Funding, LLC, Equity One, Inc., a Minnesota corporation, Equity One Consumer Loan Company, Inc., Equity One, Incorporated and Popular Financial Services, LLC, as sellers (in such capacity, collectively, the "Sellers"), Equity One, Inc., a Delaware corporation, as servicer (in such capacity, the "SERVICER"), and JPMorgan Chase Bank, N.A., as trustee (the "TRUSTEE"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated______________________, 20__            JPMorgan Chase Bank, N.A.,
Countersigned:                               as Trustee

By:                                          By:
   ------------------------------               --------------------------------
   Authorized Signatory of
   JPMorgan Chase Bank, N.A.,
   as Trustee

                                     A-4-2

                                  EXHIBIT B-1

                          Form of Class R Certificate

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN THREE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.]

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

                                     B-1-1

Certificate No.                     :

Cut-off  Date                       :        December 31, 2004

                                Popular ABS, Inc.
                Mortgage Pass-Through Certificates, Series 2005-1

        evidencing a percentage interest in the distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate mortgage loans divided into three groups, Group I, Group II-A and Group II-B (collectively, the "LOANS"). The Loans in Group I are fixed rate mortgage loans secured by first and second liens on one- to four-family dwellings and other multi-family dwellings. The Loans in Group II-A are adjustable rate mortgage loans secured by first liens on one- to four-family dwellings. The Loans in Group II-B are adjustable rate mortgage loans secured by first liens on one- to four-family dwellings and other multi-family dwellings.

                         Popular ABS, Inc., as Depositor

        This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

        This certifies that __________________ is the registered owner of the Percentage Interest (set forth on the face hereof) in certain monthly distributions with respect to a Trust Fund consisting of the Loans deposited by Popular ABS, Inc. (the "DEPOSITOR"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "AGREEMENT") among the Depositor, Equity One, Inc., a Delaware corporation, Popular Financial Funding, LLC, Equity One, Inc., a Minnesota corporation, Equity One Consumer Loan Company, Inc., Equity One, Incorporated and Popular Financial Services, LLC, as sellers (in such capacity, collectively, the "SELLERS"), Equity One, Inc., a Delaware corporation, as servicer (in such capacity, the "SERVICER"), and JPMorgan Chase Bank, N.A., as trustee (the "TRUSTEE"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

        Any proposed transfer of a Class R Certificate shall be subject to the restrictions on transfer described in Section 5.02 of the Agreement.

        No transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the

                                     B-1-2

Trustee or the Servicer or (ii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactment), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such Class R Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Class R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

        Each Holder of this Class R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class R Certificate must agree not to transfer an Ownership Interest in this Class R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                     * * *

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:_____________________, 20

                                             JPMorgan Chase Bank, N.A.,
                                             as Trustee

                                             By:
                                                --------------------------------

Countersigned:

By:
   ---------------------------------
   Authorized Signatory of
   JPMorgan Chase Bank, N.A.,
   as Trustee

                                      B-1-3

                                   EXHIBIT B-2

                           Form of Class X Certificate

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR (II) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, A REPRESENTATION THAT THE TRANSFEREE IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT", AS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

                                      B-2-1

Certificate No.                     :        1
Cut-off Date                        :        December 31, 2004
Percentage Interest                 :        __.__%

                                Popular ABS, Inc.
                Mortgage Pass-Through Certificates, Series 2005-1

        evidencing a percentage interest in the distributions allocable to the Class X Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate mortgage loans divided into three groups, Group I, Group II-A and Group II-B (collectively, the "LOANS"). The Loans in Group I are fixed rate mortgage loans secured by first and second liens on one- to four-family dwellings and other multi-family dwellings. The Loans in Group II-A are adjustable rate mortgage loans secured by first liens on one- to four-family dwellings. The Loans in Group II-B are adjustable rate mortgage loans secured by first liens on one- to four-family dwellings and other multi-family dwellings.

                         Popular ABS, Inc., as Depositor

                This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

                This certifies that Popular ABS, Inc. is the registered owner of the Percentage Interest (set forth on the face hereof) in certain monthly distributions with respect to a Trust Fund consisting of the Loans deposited by Popular ABS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Equity One, Inc., a Delaware corporation, Popular Financial Funding, LLC, Equity One, Inc., a Minnesota corporation, Equity One Consumer Loan Company, Inc., Equity One, Incorporated and Popular Financial Services, LLC, as sellers (in such capacity, collectively, the "SELLERS"), Equity One, Inc., a Delaware corporation, as servicer (in such capacity, the "SERVICER"), and JPMorgan Chase Bank, N.A., as trustee (the "TRUSTEE"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        No transfer of a Class X Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Servicer, (ii) if the Class X Certificate has been the subject of an ERISA Qualifying Underwriting and the transferee is an insurance company, a representation that the transferee is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account", as defined in Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of the Certificate is covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Class X Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactment), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Servicer to

                                      B-2-2
the effect that the purchase or holding of such Class X Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Class X Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

                Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class X Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

                Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                *    *    *

                IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _____________, 20__

                                         JPMorgan Chase Bank, N.A.
                                         as Trustee

                                         By:
                                                --------------------------------
                                         Name:
                                         Title:
Countersigned:

By:
    --------------------------------
    Authorized Signatory of
    JPMorgan Chase Bank, N.A.,
    as Trustee

                                      B-2-3

                                    EXHIBIT C

                         Form of Reverse of Certificates

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates

        This Certificate is one of a duly authorized issue of Certificates designated as Popular ABS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "CERTIFICATES"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

        The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

        This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "DISTRIBUTION DATE"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

        Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

        The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Servicer, the Sellers and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

        On any Distribution Date on which the Aggregate Trust Fund Principal Balance is less than 10% of the Initial Aggregate Trust Fund Principal Balance, the Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Loans and all property acquired in respect of the Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

        Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:


                                           -------------------------------------
                                           Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
for the account of ____________________________________________________________
account number_________________ or, if mailed by check, to ___________________.
Applicable statements should be mailed to______________________________________

This information is provided by _______________________________________________
the assignee named above, or __________________________________________________
______________________________________________________________________________,
as its agent.

                                    EXHIBIT D

                    Form of Initial Certification Of Trustee

                                     [date]

[Depositor]

[Servicer]

[Sellers]

______________________

______________________

                Re: Pooling and Servicing Agreement among Popular ABS, Inc., as Depositor, Equity One, Inc., a Delaware corporation, Popular Financial Funding, LLC, Equity One, Inc., a Minnesota corporation, Equity One Consumer Loan Company, Inc., Equity One, Incorporated and Popular Financial Services, LLC, as Sellers, Equity One, Inc., a Delaware corporation, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee, Mortgage Pass-Through Certificates, Series 2005-1

Gentlemen:

        In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Loan listed in the Loan Schedule (other than any Loan paid in full or listed on the attached Exception Report) it has received the original Mortgage Note or an executed Affidavit of Lost Note in the form attached hereto as Annex I, and confirms that, for all Mortgage Notes received, the name on the Mortgage Note matches that on the Loan Schedule, except as set forth on the Exception Report attached hereto.

        Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Loan.

        The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Loans identified on the Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Loan.

        Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                              JPMorgan Chase Bank, N.A.,
                                              as Trustee

                                              By:
                                                 -------------------------------
                                              Name:
                                              Title:

                                                                         ANNEX I

                             AFFIDAVIT OF LOST NOTE

COMMONWEALTH OF PENNSYLVANIA          :
                                      : SS
COUNTY OF PHILADELPHIA                :

                The undersigned, being duly sworn, deposes and says that:

                1.      ________________, a ____________corporation (the
"Holder") is the owner of a note dated of______________, in the principal amount of $ ____________ (the "Note").

                2. The Holder has not pledged or disposed of the Note in any manner whatsoever to any person nor given any person authority to transfer or pledge the same.

                3. The Holder does not know of the whereabouts of the Note and believes the Note has been lost or destroyed.

                4. The Holder makes this affidavit to JPMorgan Chase Bank, N.A. ("Trustee") in order to induce the Trustee to issue its initial certification pursuant to Section 2.02 of the Pooling and Servicing Agreement dated as of December 31, 2004 among the Trustee, the Holder and the other parties set forth therein, without an exception therefrom.

                5. The Holder and its successors and assigns shall at all time indemnify and save harmless the Trustee against all loss or damage it might suffer by reason of the issuance and delivery of a replacement note for the Note, including all cost, charges, expenses and claims of every kind and nature.

                6. If the Note shall be found the Holder shall promptly deliver the same to the Trustee in order that it may be cancelled.

                7. The undersigned is duly authorized to execute this Affidavit on behalf of the Holder.

Date:                                       [SELLER]
     -------------------------------

                                            By:
------------------------------------              ------------------------------
Witness                                     Name:
                                            Title:


                                            JPMorgan Chase Bank, N.A.,
                                            as Trustee

                                            By:
                                                  ------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT E

                     Form of Final Certification Of Trustee

                                     [date]

[Depositor]

[Servicer]

[Seller]

______________________

______________________


                Re: Pooling and Servicing Agreement among Popular ABS, Inc., as Depositor, Equity One, Inc., a Delaware corporation, Popular Financial Funding, LLC, Equity One, Inc., a Minnesota corporation, Equity One Consumer Loan Company, Inc., Equity One, Incorporated and Popular Financial Services, LLC, as Sellers, Equity One, Inc., a Delaware corporation, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee, Mortgage Pass-Through Certificates, Series 2005-1

Gentlemen:

        In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT"), the undersigned, as Trustee, hereby certifies that as to each Loan listed in the Loan Schedule (other than any Loan paid in full or listed on the attached Exception Report), except as set forth on the Exception Report attached hereto, it has received:

                (i) the original Mortgage Note and confirms that the name on the Mortgage Note matches that on the Loan Schedule;

                (ii) the original recorded Mortgage (unless such Mortgage has not yet been returned by the relevant recording office, as certified by the Depositor;

                (iii) the original recorded assignment of the Mortgage in the form provided in Section 2.01(c) of the Pooling and Servicing Agreement;

                (iv) the original or duplicate original recorded assignment or assignments of the Mortgage necessary to show a complete chain of assignment from the originator to the Seller, unless the Depositor has certified that the related assignment has not been returned from the applicable recording office; and

                (v) the original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, unless the Depositor has certified that such title policy has not yet been received from the applicable title insurance company.

        Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Loan, and (b) the information set forth in items (c), (d), (e) and (i) of the definition of the "Loan Schedule" in Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

        The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Loans identified on the Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Loan.

        Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                      JPMorgan Chase Bank, N.A.,
                                      as Trustee

                                      By:
                                            ------------------------------------
                                      Name:
                                      Title:

                                    EXHIBIT F

                           Form of Transfer Affidavit

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

STATE OF        )

                )  ss:

COUNTY OF       )

        The undersigned, being first duly sworn, deposes and says as follows:

        1. The undersigned is an officer of _____________________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "CERTIFICATE") issued pursuant to the Pooling and Servicing Agreement, (the "AGREEMENT"), relating to the above-referenced Series, by and among Popular ABS, Inc., as depositor (the "DEPOSITOR"), Equity One, Inc., a Delaware corporation, Popular Financial Funding, LLC, Equity One, Inc., a Minnesota corporation, Equity One Consumer Loan Company, Inc., Equity One, Incorporated and Popular Financial Services, LLC, as Sellers, Equity One, Inc., a Delaware corporation, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

        2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

        3. The Transferee acknowledges that it understands that as the holder of the residual interest, the Transferee may incur tax liabilities in excess of any cash flows the residual interest generates and the Transferee intends to pay any taxes associated with its holding the residual interest as those taxes become due.

        4. The Transferee represents that the conditions specified in either or both of subparagraph (a) and (b) of this paragraph are satisfied:

                (a) The requirements of this subparagraph (a) will be met if: the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (i) the present value of any consideration given to the Transferee to acquire the interest, (ii) the present value of the expected future distributions on the interest, and (iii) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses. For purposes of this subparagraph (a), the Transferee is assumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b)(1) of the Code, and present values are computed using a discount rate equal to the applicable federal rate prescribed by section 1274(d) of the Code, compounded semiannually, or such other rate that the Transferee can demonstrate it borrows substantial funds at in the course of its trade or business from unrelated third parties.

                (b) The requirements of this subparagraph (b) will be met if:
(i) at the time of the transfer, and at the close of each of the Transferee's two fiscal years preceding the year of transfer the Transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million, (ii) The Transferee is an eligible corporation (within the meaning of section 860L(a)(2) of the Code), (iii) The Transferee is not a foreign branch of an eligible corporation or any other arrangement by which the Residual interest will at any time be subject to net tax by a foreign country or possession of the United States, (iv) The Transferee agrees, in executing this Certificate that any subsequent transfer of the Residual interest will be to another eligible corporation in a "qualifying transaction," and (v) the Transferee has not indicated to, nor provided to the Transferor any grounds to believe that, the Transferee will not pay the taxes associated with the residual interest. For purposes of applying this subparagraph (b), the Transferee's gross assets and net assets do not include any obligation of any person related to the Transferee within the meaning of section 860L(g) of the Code, or any other asset if a principal purpose for holding or acquiring the asset is to permit the Transferee to satisfy the requirements of this subparagraph (b), and a "qualifying transaction" is a transaction that satisfies the requirements of Section 4 of Rev. Proc. 2001-12, 2001-3 I.R.B. 35.

        5. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

        6. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

        7. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

        8. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit G to the Agreement (a "TRANSFEROR CERTIFICATE") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

        9. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

        10.     The Transferee's taxpayer identification number is____________ .

        11.     The Transferee is a U.S. Person as defined in Code
Section 7701(a)(30).

        12. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

        13. The Transferee is not an employee benefit plan that is subject to ERISA or a plan or arrangement that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of such a plan or arrangement or using the assets of any such plan or arrangement to effect the transfer.

        14. The Transferee has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Class R Certificates to permit the transferor to assess the financial capability of the Transferee to pay any such taxes.

                               *    *    *

        IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ___ day of_________, 20__.


                                      ------------------------------------------
                                      PRINT NAME OF TRANSFEREE
                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------

[Corporate Seal]

ATTEST:


---------------------------------
[Assistant] Secretary

        Personally appeared before me the above-named___________, known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

        Subscribed and sworn before me this ___ day of _______, 20__ .


                                            ------------------------------------
                                                       NOTARY PUBLIC

                                            My Commission expires the __ day of
                                            __________ , 20__.

                                                                       EXHIBIT 1
                                                                    to EXHIBIT F

                               Certain Definitions

        "OWNERSHIP INTEREST": As to any Class R Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

        "PERMITTED TRANSFEREE": Any person other than (a) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (b) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (c) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Class R Certificate, (d) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (e) a Person that is not (i) a citizen or resident of the United States, (ii) a corporation or partnership (or other entity properly treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have authority to control all substantial decisions of the trust, unless such Person listed in clause (i), (ii), (iii) or (iv) above has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI and (f) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause any REMIC hereunder to fail to qualify as one or more REMICs at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

        "PERSON": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

        "TRANSFER": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

        "TRANSFEREE": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                       EXHIBIT 2
                                                                    to EXHIBIT F

                        Section 5.02(c) of the Agreement

                (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                        (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                        (ii) No Ownership Interest in a Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "TRANSFER AFFIDAVIT") of the initial owner or the proposed transferee in the form attached hereto as Exhibit F.

                        (iii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                        (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                        (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class R Certificate to any Holder who is not a Permitted Transferee.

                The restrictions on Transfers of a Class R Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Sellers or the Servicer, to the effect that the elimination of such restrictions will not cause the Trust Fund hereunder to fail to qualify as one or more REMICs at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Class R Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (A) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (B) to provide for a means to compel the Transfer of a Class R Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                    EXHIBIT G

                         Form of Transferor Certificate

                                                           _____________________
                                                           Date


Popular ABS, Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
Attention: ___________________________

JPMorgan Chase Bank, N.A.
______________________________________
______________________________________
Attention:  ________________________________
            ________________________________


                Re: Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2005-1, Class ,


Ladies and Gentlemen:

                In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "ACT"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and
(c) to the extent we are disposing of a Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                            Very truly yours,

                                            ------------------------------------
                                            Print Name of Transferor

                                            By:
                                               ---------------------------------
                                            Authorized Officer

                                    EXHIBIT H

                    Form of Investment Letter (Non Rule 144A)

                                                           _____________________
                                                           Date


Popular ABS, Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
Attention:
          ____________________________

JPMorgan Chase Bank, N.A.
______________________________________
______________________________________
Attention:
            ________________________________
            ________________________________

                Re: Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2005-1, Class


Ladies and Gentlemen:

                In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "ACT"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition, or (ii) we are an insurance company and are purchasing Certificates, other than the Class R Certificates, that have been the subject of an ERISA Qualifying Underwriting, we are purchasing the Certificates with funds contained in an "insurance company general account", as defined in Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and the purchasing and holding of such Certificates are covered by Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                            Very truly yours,


                                            ------------------------------------
                                            Print Name of Transferee

                                            By:
                                               ---------------------------------
                                                Authorized Officer

                                    EXHIBIT I

                            Form of Rule 144A Letter

                                                           _____________________
                                                           Date


Popular ABS, Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
Attention:
            __________________________

JPMorgan Chase Bank, N.A.
______________________________________
______________________________________
Attention:
            ________________________________
            ________________________________


                Re: Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2005-1, Class ,


Ladies and Gentlemen:

                In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "ACT"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition, or (ii) we are an insurance company and are purchasing Certificates, other than the Class R Certificates, that have been the subject of an ERISA Qualifying Underwriting, we are purchasing the Certificates with funds contained in an "insurance company general account", as defined in Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and the purchasing and holding of such Certificates are covered by Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Act.

ANNEX 1 TO EXHIBIT I

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

        The undersigned (the "BUYER") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

        1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

        2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("RULE 144A") because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

        ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

        ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

        ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

        ___     Broker-dealer. The Buyer is a dealer registered pursuant to
                Section 15 of the Securities Exchange Act of 1934.

        ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

        ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

        ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

        ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

        ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

        ___ Business Development Company. Buyer is a business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940.

        3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

        4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

        5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

        6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                            ------------------------------------
                                                    Print Name of Buyer

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            Date:
                                                 -------------------------------

ANNEX 2 TO EXHIBIT I

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

                The undersigned (the "BUYER") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("RULE 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                ___ The Buyer owned $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
                        144A).

                3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                4.      The term "securities" as used herein does not include
(i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the

Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                            ------------------------------------
                                               Print Name of Buyer or Adviser

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            IF AN ADVISER:


                                            ------------------------------------
                                                    Print Name of Buyer


                                            Date:
                                                 -------------------------------

                                    EXHIBIT J

                    Form of Request for Release of Documents

                                Popular ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2005-1

To:                                         Attn:
     _________________________________           _______________________________
                                            ____________________________________

                Re: Pooling and Servicing Agreement among Popular ABS, Inc., as Depositor, Equity One, Inc., a Delaware corporation, Popular Financial Funding, LLC, Equity One, Inc., a Minnesota corporation, Equity One Consumer Loan Company, Inc., Equity One, Incorporated and Popular Financial Services, LLC, as Sellers, Equity One, Inc., a Delaware corporation, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee, Mortgage Pass-Through Certificates, Series 2005-1


     Ladies and Gentlemen:

        In connection with the administration of the Loans held by you as Trustee for Popular ABS, Inc., we request the release of the Mortgage File for the Loan(s) described below, for the reason indicated.

FT Account #:                                              Pool #:

Mortgagor's Name, Address and Zip Code:

Loan Number:

Reason for Requesting Documents (check one)

        1. Loan paid in full (_______________________ hereby certifies that all amounts have been received.)

        2.      Loan Liquidated (___________________________ hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received.)

        3.      Loan in Foreclosure.

        4.      Other (explain):

        The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall be deposited into the Certificate Account, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.

        If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above-specified Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

By:
     ---------------------------------
Name:
       -------------------------------
Title:
        ------------------------------
Date:
       -------------------------------


TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT

By:
     ---------------------------------
Name:
       -------------------------------
Title:
        ------------------------------
Date:
       -------------------------------

                                    EXHIBIT K

                           Form of Reporting Document

                                  SEE ATTACHED

                                    EXHIBIT L

                           Yield Maintenance Agreement

                                  SEE ATTACHED

                                    EXHIBIT M

                            Form of Power of Attorney

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that JPMorgan Chase Bank, N.A., a banking association organized under the laws of the United States, having a place of business at 4 New York Plaza, 6th Floor, New York, N.Y. 10004, as Trustee (and in no personal or other representative capacity) under the Pooling and Servicing Agreement, dated as of __________, 20__ (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"; capitalized terms not defined herein have the definitions assigned to such terms in the Agreement), relating to the __________________, hereby appoints _______________, in its capacity as a Servicer under the Agreement, as the Trustee's true and lawful Special Attorney-in-Fact, in the Trustee's name, place and stead and for the Trustee's benefit, but only in its capacity as Trustee aforesaid, to perform all acts and execute all documents as may be customary, necessary and appropriate to effectuate the following enumerated transactions in respect of any mortgage, deed of trust, promissory note or real estate owned from time to time owned (beneficially or in title, whether the Trustee is named therein as mortgagee or beneficiary or has become mortgagee or beneficiary by virtue of endorsement, assignment or other conveyance) or held by or registered to the Trustee (directly or through custodians or nominees), or in respect of which the Trustee has a security interest or other lien, all as provided under the applicable Agreement and only to the extent the respective Trustee has an interest therein under the Agreement, and in respect of which the Servicer is acting as servicer pursuant to the Agreement (the "Mortgage Documents").

This appointment shall apply to the following enumerated transactions under the Agreement only:

1. The modification or re-recording of any Mortgage Document for the purpose of correcting it to conform to the original intent of the parties thereto or to correct title errors discovered after title insurance was issued and where such modification or re-recording does not adversely affect the lien under the Mortgage Document as insured.

2. The subordination of the lien under a Mortgage Document to an easement in favor of a public utility company or a state or federal agency or unit with powers of eminent domain including, without limitation, the execution of partial satisfactions/releases, partial reconveyances and the execution of requests to trustees to accomplish same.

3. The conveyance of the properties subject to a Mortgage Document to the applicable mortgage insurer, or the closing of the title to the property to be acquired as real estate so owned, or conveyance of title to real estate so owned.

4. The completion of loan assumption and modification agreements in respect of Mortgage Documents.

5. The full or partial satisfaction/release of a Mortgage Document or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related note.

6. The assignment of any Mortgage Document, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7. The full assignment of a Mortgage Document upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related note.

8. With respect to a Mortgage Document, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

        a. the substitution of trustee(s) serving under a deed of trust, in accordance with state law and the deed of trust;

        b. the preparation and issuance of statements of breach or non-performance;

        c. the preparation and filing of notices of default and/or notices of sale;

        d. the cancellation/rescission of notices of default and/or notices of sale;

        e.      the taking of a deed in lieu of foreclosure; and

        f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage Document or state law to expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.

9. Demand, sue for, recover, collection and receive each and every sum of money, debt, account and interest (which now is, or hereafter shall become due and payable) belonging to or claimed by the Trustee under the Mortgage Documents, and to use or take any lawful means for recovery thereof by legal process or otherwise.

10. Endorse on behalf of the Trustee all checks, drafts and/or negotiable instruments made payable to the Trustee in respect of the Mortgage Documents.

The Trustee gives the Special Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by this Limited Power of Attorney, subject to the terms and conditions set forth in the Agreement including the standard of care applicable to servicers in the Agreement, and hereby does ratify and confirm what such Special Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.


                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Trustee has caused its corporate name and seal to be hereto signed and affixed and these presents to be acknowledged by its duly elected and authorized officer this ___ day of ___ , 20__.

                                           JPMorgan Chase Bank, N.A., as Trustee


                                           -------------------------------------
                                           By:
                                           Name:
                                           Title:


WITNESS:                                         WITNESS:


--------------------------------------           -------------------------------
Name:                                            Name:
Title:                                           Title:


STATE OF NEW YORK
                        SS
COUNTY OF NEW YORK

        On ______________, 20__, before me, the undersigned, a Notary Public in and for said state, personally appeared __________________, personally known to me to be the person whose name is subscribed to the within instrument and to be a duly authorized and acting _______________ of JPMorgan Chase Bank, N.A., and such person acknowledged to me that such person executed the within instrument in such person's authorized capacity as a ___________________ of JPMorgan Chase Bank, N.A., and that by such signature on the within instrument the entity upon behalf of which such person acted executed the instrument.

        WITNESS my hand and official seal.


--------------------------------------
Notary Public

                                    EXHIBIT N

                      Form of Subsequent Transfer Agreement

THIS SUBSEQUENT TRANSFER AGREEMENT (the "AGREEMENT"), dated as of ____________, 20__ (the "CUT-OFF DATE"), between, _______________, a _____________________
corporation (the "SELLER"), and JPMorgan Chase Bank, National Association, a banking association organized under the laws of the United States, as trustee for the benefit of the Certificateholders of the Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2005-1 (the "TRUSTEE");

        WHEREAS, the Seller, the Trustee, Popular ABS, Inc., as Depositor, Equity One, Inc., as Servicer, and certain other subsidiaries of Equity One, Inc., as Sellers, have entered into the Pooling and Servicing Agreement, dated as of December 31, 2004 (the "POOLING AND SERVICING AGREEMENT"), in relation to the Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2005-1;

        WHEREAS, Section 2.09 of the Pooling and Servicing Agreement provides for the parties hereto to enter into this Agreement for the purpose of documenting the sale by the Seller and the purchase by the Trustee of the mortgage loans listed on the Mortgage Loan Schedule attached hereto as Schedule A (the "SUBSEQUENT LOANS") having an aggregate principal balance as of the Cut-off Date of $______________, in accordance with the terms and conditions of the Pooling and Servicing Agreement;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

1. As of ________, 20__ (the "SUBSEQUENT TRANSFER DATE"), subject to its substitution and repurchase obligation under the Pooling and Servicing Agreement, the Seller concurrently with the execution and delivery hereof, hereby irrevocably sells, transfers, grants, bargains, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Seller in and to each related Subsequent Loan for inclusion in the Trust Fund, including (i) all interest and principal payments received or receivable by the Seller on or with respect to such Subsequent Loan after the Cut-off Date, and all interest and principal payments on such Subsequent Loan received on or prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on such Subsequent Loan on or before the Cut-off Date; (ii) any real property that secured any such Subsequent Loan and that has been acquired by foreclosure or deed in lieu of foreclosure; (iii) any interest in any insurance policies in respect of such Subsequent Loan; and (iv) all proceeds of the foregoing (including, but not by way of limitation, all proceeds of any insurance policy relating to the Subsequent Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing). The Seller shall deliver the original Mortgage Notes relating to the Subsequent Loans and other required documentation in accordance with the terms set forth in Section 2.09 of the Pooling and Servicing Agreement. The costs relating to the delivery of the documents specified in this Agreement and the Pooling and Servicing Agreement shall be borne by the Seller.

2. The Seller hereby affirms the representations and warranties set forth in the Pooling and Servicing Agreement that relate to the Seller and the Subsequent Loans as of the Cut-off Date. In addition, the Seller hereby represents and warrants that the Subsequent Loans were selected in a manner reasonably believed not to be adverse to the interests of the Certificateholders. The Seller confirms that each of the conditions set forth in Section 2.09 to the Pooling and Servicing Agreement are satisfied as of the date hereof. All terms and conditions of the Pooling and Servicing Agreement are hereby ratified, confirmed and incorporated herein.

3. Terms capitalized herein and not defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

4. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

5. In the event of any conflict between the provisions of this Agreement and the Pooling and Servicing Agreement, the provisions of the Pooling and Servicing Agreement shall prevail.

6. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

7. It is the express intent of the parties hereto that the conveyance of the Subsequent Loans by the Seller to the Trustee be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Seller to the Trustee to secure a borrowing by the Seller from the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller, or if this Agreement is held or deemed to constitute or to have created a loan, lending transaction or an extension of credit by the Trustee to the Seller, the Seller hereby ratifies and confirms its grant, under the Pooling and Servicing Agreement, of a security interest in the Loans (which term expressly includes the Subsequent Loans conveyed herein).

8. This Agreement may be executed by facsimile and in one or more counterparts, each of which so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties to this Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                            [----------------------------------]
                                            as Seller

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            JPMorgan Chase Bank, N.A., not in
                                            its individual capacity, but solely
                                            as Trustee

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

Exhibit A to EXHIBIT M

                             MORTGAGE LOAN SCHEDULE

                                       N-3